PRELIMINARY PROXY MATERIALS

                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant                         [X]

Filed by a Party other than the Registrant      [_]

Check the appropriate box:

[X]   Preliminary Proxy Statement
[_]   Definitive Proxy Statement
[_]   Definitive Additional Materials
[_]   Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                        MACE SECURITY INTERNATIONAL, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                    Name of Person(s) Filing Proxy Statement

Payment of Filing Fee (Check the appropriate box):

[_]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)

[_] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6)(i)(3)

[X]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)    Title of each class of securities to which transaction applies:

                                  Common Stock
                             ----------------------

2)    Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

4)    Proposed maximum aggregate value of transaction:
      $ 5,953,851
      -----------

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.: Schedule 14A

      3)    Filing Party:
            Germaine Curtin, Esq., on behalf of
            Registrant

      4)    Date Filed:
            April 10, 1998

PRELIMINARY PROXY STATEMENT

                        MACE SECURITY INTERNATIONAL, INC.
                               160 Benmont Avenue
                            Bennington, Vermont 05201

                         NOTICE OF CONSENT SOLICITATION

To the Shareholders of Mace Security International, Inc.:

The Board of Directors of Mace Security International, Inc. is soliciting your consent to sell substantially all of the assets of its Law Enforcement division, as described in the accompanying consent solicitation statement (the "Transaction").

The proposed Transaction will be considered approved by the shareholders upon receipt by the Company of signed consents representing a majority of the outstanding shares of common stock of the Company (3,540,833 shares); provided that the Closing of the Transaction will not be completed prior to 20 business days following the mailing date of the enclosed Consent Solicitation Statement.

Only shareholders of record at the close of business on April 1, 1998 are entitled to notice of and to vote on the Transaction. A complete list of shareholders entitled to vote will be available for inspection by shareholders at the executive offices of the Company no more than ten days following the mailing date of the Consent Solicitation Statement.

The approximate date on which the Consent Solicitation and form of consent are first sent or given to shareholders is April __, 1998.

By order of the Board of Directors,


Bernard D. Graney
Secretary
Dated: April __, 1998

IMPORTANT Please sign the enclosed consent and mail it promptly in the postpaid return envelope provided.

(This page is intentionally left blank.)

MACE SECURITY INTERNATIONAL, INC.
160 BENMONT AVENUE
BENNINGTON, VERMONT 05201
802-442-1503

                         CONSENT SOLICITATION STATEMENT

                                  INTRODUCTION

This Consent Solicitation Statement is furnished in connection with the request for consents by the Board of Directors of Mace Security International, Inc. (the "Company") in favor of consummation of the sale by the Company of substantially all of the assets of the Company's Law Enforcement division to a wholly owned subsidiary of Armor Holdings, Inc. (together with its subsidiary, "AHI"), and a 99 year license to use the Mace brand and related trademarks and a patent for use in the law enforcement market only, on the terms set forth in the asset purchase agreement between the Company and AHI (the "Transaction"). This Consent Solicitation Statement and the accompanying consent card are being mailed to shareholders on or about April __, 1998. All expenses of soliciting consents will be borne by the Company.

                          CONSENT PROCEDURE AND VOTING

The Delaware Corporations Law and the Company's bylaws permit any action that may be taken at a shareholders' meeting to be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote were present and voted.

The proposed Transaction must be approved by the shareholders holding at least a majority of the outstanding shares of the Company's common stock, par value $.01 per share (the "Common Stock"). Consequently, the proposed Transaction will be approved upon receipt by the Company of signed consents representing a majority of the outstanding shares of Common Stock (3,540,834 shares).

As of April __, 1998 there were 7,081,666 shares of common stock of the Company, par value $.01 per share ("Common Stock") issued and outstanding, held by approximately 245 holders of record. Each share of Common Stock is entitled to one vote. Only holders of record of Common Stock at the close of business on April 1, 1998 will be entitled to submit consents. The Company requests return of your consents as soon as possible. The cost of the solicitation of consents will be borne by the Company.

A properly executed and returned consent constitutes a vote in favor of the Transaction. A return of an unsigned consent will constitute an abstention and will have the effect of a vote against the Transaction. Broker non-votes will similarly have the effect of a vote against the Transaction. If you do not wish to consent to the Transaction you need take no action at this time.

If your shares are held in the name of a brokerage firm, bank or nominee only they can vote your shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and give instructions immediately.

The Company is aware that Jon E. Goodrich, President and CEO of the Company, has entered into a voting agreement with AHI dated as of March 17, 1998, pursuant to which Mr. Goodrich has agreed to vote all of his shares (2,259,246 shares, constituting approximately 32% of the Company's outstanding Common Stock) in favor of the proposed Transaction. To secure the obligations under the voting agreement, Mr. Goodrich granted to AHI a proxy to submit a consent on his behalf in connection with the Transaction pursuant to this consent solicitation. Mr. Goodrich did not receive any remuneration for entering into the voting agreement.

                             REVOCABILITY OF CONSENT

Any shareholder giving written consent, or the shareholder's proxyholders, or a transferee of the shares or a representative of the shareholder or their respective proxyholder may revoke their consent by a writing received by the Company prior to the time that written consents of the number required to authorize the proposed Transaction have been filed with the Company's Secretary, but may not do so thereafter. The Company expects to receive the consents necessary to authorize the Transaction on or about April __, 1998, 20 business days following the mailing date of this Consent Solicitation Statement.

                              PROPOSED TRANSACTION

The Board of Directors has authorized the Company to enter into an agreement (the "Purchase Agreement") with AHI, an AMEX listed company (symbol ABE), and its wholly owned subsidiary providing for the sale of substantially all of the assets of the Company's Law Enforcement division to AHI. The Law Enforcement division of the Company manufactures and sells chemical munitions including defense sprays, tear gas smoke grenades and projectiles and markets products manufactured by third parties including launchers and protective masks. The assets of the Law Enforcement division are generally located at the Company's Bennington Vermont facility. The assets of the Law Enforcement division constitute a substantial part of the Company's assets

The Purchase Agreement was executed by the Company on April 2, 1998. A summary of the terms of the Purchase Agreement is set forth below. A copy of the complete text of the Purchase Agreement is available without charge by submitting a request therefor to the Company at 160 Benmont Avenue, Bennington Vermont 05201, Attn: Corporate Secretary. Please read the Purchase Agreement carefully. All statements made herein regarding the Purchase Agreement are qualified in their entirety by reference to the complete text of the Purchase Agreement.

The Purchaser

AHI, with its principal executive offices at 13386 International Parkway, Jacksonville, Florida 32218, 904-741-5400 is engaged in the business of manufacturing and marketing ballistic resistant vests, tactical armor, bomb disposal equipment, less-lethal munitions and anti-riot products and providing security planning, advisory and management services.

The Company began discussions with AHI regarding the sale of the Company's Law Enforcement division in October 1996. No material contracts, agreements or understandings, other than a confidentiality agreement that was signed June 10, 1997, were reached between the parties until a letter of invitation from the Company's Board of Directors on March 6, 1998 and the Purchase Agreement that was signed on April 2, 1998. There have been no material transactions between the parties.

Terms of the Purchase Agreement

Pursuant to the terms of the Purchase Agreement, the Company will sell to AHI all of the fixed assets, intangibles and inventory of the Law Enforcement division. AHI will also receive a 99 year paid-up license to exploit the Mace brand and other related trademarks in the law enforcement market only, which is made up of law enforcement, military, correctional and governmental agencies. The assets of the Law Enforcement division constitute a substantial part of the Company's assets.

The purchase price for the fixed assets and intangibles, inclusive of the license fee for the 99 year paid-up license, is $3,117,325 representing the book value as of December 31, 1997 plus an additional amount of $200,000 to cover certain expenses of the Transaction. The purchase price for inventory is $2,636,526, representing its book value at December 31, 1997, increased by inventory purchases since December 31, 1997, valued at the Company's standard cost and decreased by (i) sales of inventory from December 31, 1997 and (ii) inventory related to unshipped orders that AHI has not agreed to fill. The Company will retain its cash and accounts receivable from the Law Enforcement division, estimated for June 1, 1998, the scheduled closing date, at approximately $2,000,000. AHI has agreed, subject to certain terms and conditions, to collect such receivables on behalf of the Company and forward all collections to the Company.

The purchase price will be paid in cash or other immediately available funds at Closing. The Company does not anticipate any material tax implications resulting from the Transaction. To the extent there is taxable gain resulting from the Transaction, the Company will utilize its net operating loss carry forward to cover the taxes, if any, resulting from the sale.

The Company will receive a commission percentage equal to 25% of gross profit generated by AHI on all acceptable purchase orders filled by AHI following the closing. In connection with the Transaction, the Company will issue to AHI immediately exercisable warrants to purchase 300,000 shares of Common Stock with a term of three years and an exercise price equal to $1.25 per share. The Company is obligated to register the shares underlying the warrants within six months of the closing.

AHI will hold $600,000 of the purchase price to secure certain of the Company's obligations under the Purchase Agreement. The retained funds will be available to AHI in the event AHI is entitled to indemnification pursuant to the Purchase Agreement, due to, among other things, damages incurred by AHI as a result of the breach of the Purchase Agreement by the Company or certain actions or omissions of the Company prior to and after closing. Generally, the escrow fund will be in place one year, subject to extension in the event of claims made. In no event will any escrow funds be released by AHI until the Company has registered the shares underlying the warrants granted to AHI with the Securities and Exchange Commission. Pursuant to the Purchase Agreement, the Company has agreed not to compete with the business of the Law Enforcement division being sold by it to AHI.

The Company is not aware of any state or federal requirements that must be complied with or of any state or federal approvals that must be obtained in connection with the consummation of the Transaction.

Reasons for the Transaction

The Company's Law Enforcement division is responsible for a high percentage of the Company's sales. However, because most purchase orders are placed through very competitive bidding processes, the gross profit margins generated by the Law Enforcement division, as a whole, are low. The Board of Directors believes that the Transaction is in the best interest of the Company's shareholders because, due to the intense competition in the Law Enforcement market, and the low gross profit margins resulting therefrom, the Law Enforcement division, while responsible for a high percentage of the Company's sales, is a non-profitable division, giving effect to the sales and general and administrative expenses attributable thereto. The Board of Directors believes it is in the best interest of the Company's shareholders to sell the Law Enforcement division, reduce the variable overhead and direct labor attributable to the Law Enforcement division, and to use the proceeds from the sale for more profitable business, including but not limited to, expanding the Company's presence in the Consumer retail market through Company owned and franchised Mace Security Centers and to invest in attractive opportunities that may be anticipated to provide reasonable growth, which opportunities may not be consistent withthe historical business of the Company.

The Company has retained the services of C.L. King, an investment banking firm that served as the lead underwriter in the Company's initial public offering in November 1993. C.L. King has rendered a written opinion to the effect that the Transaction is fair, from a financial point of view, to the Company's stockholders.

The Board of Directors recommends that shareholders approve the Transaction.

                             OWNERSHIP OF SECURITIES

      The following table sets forth, as of April 8, 1998 certain information with respect to beneficial ownership of the Common Stock of the Company (the only outstanding security) by each director, each executive officer and all directors and executive officers as a group and by each person known by the Company to be the beneficial owner of more than five percent of the Company's Common Stock. The address for all executive officers and directors is 160 Benmont Avenue, Bennington, Vermont 05201

                                    Amount and Nature Of
Owner                               Beneficial/Ownership        Percent(1)
-----                               --------------------        ----------
Jon E. Goodrich(2),                     2,259,246                  31.9%
Marvin P. Brown(3)                        370,388                   5.2%
Neil J. Campolungo(4)                      20,000                     *
Mark Capone(5)                             15,000                     *

Lewis C. Cohen(4)                          46,000                     *
Howard Edelman(4),(6)                     118,000                   1.6%
R. David Garwood(4)                        10,000                     *
Virginia de Ganahl Russell(4)              50,000                     *
Kenneth J. Blakey(4)                       30,000                     *
Bernard D. Graney, Jr.(4)                  10,000                     *
Timothy D. Smith(4)                        10,000                     *

All executive officers and
directors as a group (11 persons)       2,816,634(7)               38.6%

Ronald I. Heller(3)                       695,375                   9.8%
M. H. Meyerson & Co., Inc.
525 Washington Blvd., 34th Floor
Jersey City, NJ 07310

David S. Nagleberg(9)                     695,375                   9.8%
M.H.Meyerson & Co., Inc.
525 Washington Blvd., 34th Floor
Jersey City, NJ 07310

TransTechnology Corporation               580,000                   8.2%
700 Liberty Avenue
Union, New Jersey 07083

*Indicates beneficial ownership of less than 1%
(1) Calculation based on 7,081,666 outstanding shares plus shares issuable to the named person under options exercisable within 60 days.
(2) Excludes shares held by the named persons' spouses. The named directors do not have shared voting or dispositive power with respect to such shares.
(3) Includes immediately exercisable options to purchase 100,000 shares of Common Stock granted by the Company and options to purchase 100,000 shares from each of two private individuals.
(4) Includes immediately exercisable options to purchase 10,000 shares of Common Stock.
(5) Includes immediately exercisable options to purchase 15,000 shares of Common Stock.
(6) Includes 80,000 shares paid in connection with the acquisition of MSP, Inc., which are held in escrow and subject to a put option by the Company in the event MSP Inc. does not achieve certain pre-tax profit goals, and options to purchase 20,000 shares of the Company's common stock issued in connection with Mr. Edelman's employment agreement with the Company. (See "Certain Relationships and Related Transactions"). These options are subject to forfeiture in the event MSP, Inc. does not achieve certain pre-tax profit goals.
(7) The denominator for this calculation is 7,396,666, which includes shares underlying options held by directors and executive officers that are exercisable within 60 days but excludes 100,000 shares underlying options granted to Mr. Brown by Mr. Goodrich to avoid double counting.
(8) Includes shares held by the named person's spouse over which the names person disclaims beneficial ownership.
(9) Includes 695,375 shares held by a trust for which the named person and his spouse are the trustees.

The record date with respect to shareholders entitled to submit a consent with respect to the proposed Transaction is April 1, 1998. As of April 1, 1998 there were 7,081,666 shares of Common Stock outstanding

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE VOTED ON

The Company is aware that Jon E. Goodrich, President and CEO of the Company, has entered into a voting agreement with AHI dated as of March 17, 1998, pursuant to which Mr. Goodrich has agreed to vote all of his shares (2,259,246 shares, constituting approximately 32% of the Company's outstanding Common Stock) in favor of the proposed Transaction. To secure the obligations under the voting agreement, Mr. Goodrich granted to AHI a proxy to submit a consent on his behalf in connection with the Transaction pursuant to this consent solicitation. Mr. Goodrich did not receive any remuneration for entering into the voting agreement. As a result of the voting agreement and the proxy granted in conjunction therewith, Mr. Goodrich may be deemed to have an interest in the matters to be voted on, as described in this Consent Solicitation.

                              FINANCIAL INFORMATION

For financial information regarding the Company, including "Management's Discussion and Analysis of Financial Condition and Results of Operations", reference is made to the Company's Annual report on Form 10-KSB for the fiscal year ended December 31, 1997 (the "1997 10-KSB"), which is incorporated into this Consent Solicitation by reference thereto. A copy of the 1997 10-KSB has been mailed to shareholders with this Consent Solicitation.

                                CHANGE IN CONTROL

On January 9, 1997, a voting agreement was signed representing in excess of 51% of the Company's outstanding stock. The Agreement dated January 9, 1997, is among Jon E. Goodrich, the recently appointed President and Chief Executive Officer, Robert P. Gould, a former director and former significant shareholder, and Marvin P. Brown, a former director and newly appointed Chairman of the Board. Pursuant to the terms of the Agreement, on all matters covered by the Agreement, the shares subject to the agreement will be voted in the manner determined by a majority of the three parties to the Agreement. The Agreement was terminated on or about December 30, 1997.

On January 10, 1997, at the request of the parties to the voting agreement, six members of the Board of Directors (Messrs. Foote, Logan, Norman, Duboff, Mitchell, and Rosberg), the then president, Robert D. Norman, and the then Executive Vice President, General Counsel and Secretary, Richard Galt, resigned; Marvin Brown was appointed as President; the size of the Board was reduced from nine to five members and Ms. Virginia de Ganahl Russell was appointed as a director.

On March 14, 1997, Robert Gould resigned from the Board and Jon Goodrich, the former President, who had been acting under an advisory agreement with the Company, was reelected to serve as President and CEO. Marvin Brown resigned as President and accepted the position of Chairman of the Board.

On May 10, 1997, Mr. Campolungo was appointed to the Board to fill the vacancy resulting from the resignation of Mr. Gould. On August 7, 1997, the Board resolved to increase its size to six members and Mr. Cohen was appointed to fill the newly created position. Mr. Edelman was elected to the Board at the annual shareholders' meeting on September 26, 1997. Mr. Garwood was appointed to the Board on February 27, 1998 to fill a vacancy created when the Board resolved to increase the size of the Board to seven members.

On March 17, 1998, Jon E. Goodrich entered into a voting agreement with AHI pursuant to which he agreed to vote all of his shares (2,259,246 shares, constituting approximately 32% of the Company's outstanding stock) in favor of the Transaction and, to secure his agreement, granted to AHI a proxy to submit a consent on his behalf in connection with the Transaction pursuant to the consent solicitation to be distributed to all shareholders of record on April 1, 1998.

              SHAREHOLDERS' PROPOSALS AND NOMINATIONS FOR DIRECTORS
                           FOR THE 1998 ANNUAL MEETING

      Shareholder proposals intended for inclusion in the proxy material for the 1998 Annual Meeting, and nominations for directors to be elected at the 1998 Annual Meeting, must be received by the Secretary of the Company at the Company's offices at 160 Benmont Avenue, Bennington, Vermont, 05201 not later than April 22, 1998 in order for such proposals and nominations to be included in the proxy material for the 1998 Annual Meeting of Shareholders. The notice of nomination shall contain the following information: (a) the full names and residence and business addresses of each of the proposed nominees; (b) the business experience of each of the proposed nominees for the most recent five
(5) years, including principal occupations and employment; (c) name, principal business and size of any entity in which such occupations and employment were carried on; (d) the number of shares of the Company's Common Stock owned directly or indirectly by each of the proposed nominees; (e) a description of any legal or administrative proceedings or order or decree any nominee is or has been a party to or is or was subject to during the most recent five (5) years;
(f) the name and residence and business address of the Shareholder who makes the nomination; (g) the number of shares of the Company's Common Stock owned directly or indirectly by the Shareholder who makes the nomination; and (h) any other information regarding each of the nominees required by Schedule 14A of the Securities Exchange Act of 1934, as amended or any successor provision.

                           INCORPORATION BY REFERENCE

This Consent Solicitation Statement is accompanied by the Company's 1997 10-KSB. The 1997 10-KSB is incorporated herein by this reference.

By order of the Board of Directors,

Bernard D. Graney
Secretary
Dated: April __, 1998

                                  CONSENT CARD

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF MACE SECURITY INTERNATIONAL, INC. (the "COMPANY")

IF YOU DO NOT CONSENT TO THE PROPOSAL, YOU DO NOT NEED TO TAKE ANY ACTION.

IF YOU DO CONSENT TO THE PROPOSAL, PLEASE SIGN AND DATE THIS CARD AND RETURN IT TO THE COMPANY IN THE ENCLOSED POSTAGE PAID ENVELOPE AT YOUR EARLIEST CONVENIENCE.

The undersigned hereby consents, in accordance with the Delaware General Corporations Law, to the sale proposed by the Company's Board of Directors by the Company of substantially all of the assets of the Company's Law Enforcement division, and a 99 year license to use the Mace brand and related trademarks and a patent for use in the law enforcement market only, as described in the Company's Consent Solicitation Statement dated April __, 1998.

            [_] Approve       [_]  Disapprove       [_] Abstain

Number of shares owned  _____________

Dated:                                      (l.S.)____________________________
                  Print Name of record owner:
                                            (l.S.) ____________________________
                  Print Name of joint record owner:

                                   Please sign on the above signature
                                   line(s) exactly as the record
                                   holder(s) name(s) appear on the
                                   stock certificate. If shares have
                                   been issued in more than one name,
                                   all recordholders should sign.

      The shares represented by this Consent will be voted in accordance with the instructions indicated above.

                                                                           DRAFT

                                   Form 10-KSB

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

[X] ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934 [FEE REQUIRED]

For the fiscal year ended December 31, 1997

                                       OR

[ ] TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 [NO FEE REQUIRED]

For the transition period from               to
                               -------------    -------------

                Commission File Number         69270-NY
                                       ---------------------

                        MACE SECURITY INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                                          03-0311630
-------------------------------                         -------------------
(State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                         Identification No.)

160 Benmont Avenue, Bennington, Vermont           05201
-------------------------------------------------------
(Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:               (802) 447-1503
                                                                  --------------

Securities registered pursuant to Section 12(b) of the Act:                 None
                                                                            ----

Securities registered pursuant to Section 12(g) of the Act:

                                  Common Stock

Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing
requirements for the past 90 days. Yes  X    No
                                      -----    -----

Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-B (ss.229.405) is not contained herein, and no disclosure will be contained, to the best of registrant's knowledge, in definite proxy or information statements incorporated by reference in Part III of this Form 10-KSB or any amendment to this Form 10-KSB [ ].

The registrant's net sales for 1997 were $9,830,591.

As of April 8, 1998 the aggregate market value of the voting stock held by non-affiliates of the registrant, based on the closing price of $1.3125 on that date, was $5,990,292.

As of April 8, 1998 the registrant had issued and outstanding 7,081,666 shares of Common Stock.

                                     PART I

ITEM 1. BUSINESS

      The following can be interpreted as including forward looking statements under the Private Securities Litigation Reform Act of 1995. Such statements are typically identified by the words "intends", "plans", "effort", "anticipates", "believes", "expects", or words of similar import. Various important factors that could cause actual results to differ materially from those expressed in the forward looking statements are identified below and may vary significantly based on a number of factors including, but not limited to, marketing success, product development, production, manufacturing costs, competitive conditions, and the change in economic conditions of the various markets the Company serves. Actual future results may differ materially from those suggested in the following statements.

GENERAL

      Mace Security International, Inc. (the "Company") is a well known producer of less-lethal defense sprays for the Consumer and Law Enforcement Markets and a marketer of consumer safety and security products. The Company also supplies chemical munitions and accessories to law enforcement, correctional and military agencies throughout the world (the "Law Enforcement Market") and conducts training for all types of professionals responsible for the management and control of violent behavior in individuals. These programs encompass basic and specialized use of force and weapons training, including chemical munitions and aerosols.

      The Company's goal is to maximize profitability by: strategic acquisitions and generating planned growth through product diversification, planning for and meeting the challenges of the ever changing and competitive business climate, and striving to enlarge market share and expand distribution channels within each product category.

      The Company believes it is one of the leading manufacturers and distributors of safety and security items to civilian consumers (the "Consumer Market") and chemical munitions and accessories to the Law Enforcement Market.

      The Company was incorporated in Vermont in December of 1987 under the name Mark Sport, Inc. after Jon E. Goodrich, the Company's President and CEO, and a former principal stockholder obtained an exclusive license to produce and market defense sprays to the Consumer Market under the Mace(R) brand trademark within the continental United States, and a non-exclusive license to market defense sprays under the Mace(R) trademark outside of the continental United States. In 1992, this license was renegotiated to include a purchase option.

      The Company changed its name to Mace Security International, Inc. in September 1993. In November 1993, prior to its initial public offering, it merged into a new company incorporated in the state of Delaware.

      The Company exercised its option to purchase the Mace(R) trademark and, in December 1993, the Company paid in full all amounts due under its promissory note for the purchase of all rights, title and interest to the Mace(R) brand and related trademarks.

      In March 1994, the Company acquired certain assets and liabilities of the Federal Laboratories division of TransTechnology Corporation, which are operated by the Company as part of its Law Enforcement division. The Company's Law Enforcement division offers a full line of chemical munitions and accessories, most of which are marketed under the Federal Laboratories trademark, designed for outdoor crowd dispersement and confined area use as well as for riot and barricade situations.

      In late 1997, the Company entered the retail market for consumer safety products by purchasing (i) a distribution company specializing in the sourcing and sales of specialized consumer products; and (ii) two retail stores in the Denver, Colorado area that are currently operated under the trade name Mace Security Centers(TM). The

Company also opened in November 1997 an additional Mace Security Center(TM) in Denver, Colorado. In addition, a fourth store in the Denver area is targeted for a June 1998 opening. The operating results of the Mace Security Centers(TM) are immaterial at this time. It is too soon to determine the potential for these stores. The Company has finalized a franchise program for additional Mace Security Centers(TM). The Denver stores will be used as prototypes for the franchising program. The first franchise is expected to be sold in 1998.

PRODUCTS AND LINES OF MERCHANDISE

      The Company designs, markets and sells its Consumer product line for use in protection of the home and automobile, and for personal and child protection. These products include a line of personal alarms, whistles, window and door security alarms and defense sprays. The Mace Security Centers(TM) offer a wider range of products, including home security systems, children monitors, cellular phones and pagers, and other security devices.

      In 1997, Mace Anti Crime Bureau ("MACB"), an extension of the Consumer division, completed product development of a highly cost competitive "dye-pack" used by financial institutions for robbery protection. It was introduced to trade shows in the fall of 1997 as "MaceCash(TM)". MACB is also in the process of developing other safeguard devices for use by financial institutions and armored cars in the physical transportation of cash. Other services provided by MACB to financial institutions are state-of-the-art training videos and crisis response materials.

      The Company's Law Enforcement product line of chemical munitions consists of, among others, defense sprays, tear gas smoke grenades, projectiles, launchers, stun munitions and protective masks. The Company's Law Enforcement Market includes law enforcement, correctional, or military organizations that deal with violent individuals or situations.

DISTRIBUTION/MARKET SEGMENTS

      Distribution of the Company's products and services is aimed at two distinct segments/markets: Consumer and Law Enforcement.

      The Company's sales efforts are coordinated by a team of in-house sales and support personnel dealing with a network of manufacturers' representatives and buyers for a variety of distributors and retail accounts.

Consumer Market

      The Company's in-house sales and support staff sells products through a nationwide network of manufacturers' representative groups and sells directly to wholesale distributors. Significant retail accounts are generally handled directly by the Company as are mail order and specialty accounts.

      The Company's Consumer Market includes: mass merchants/department stores, consumer catalogues and guns/sporting goods, hardware, auto, convenience, and drug stores. Each market category is reached through in-house sales managers, and/or through manufacturers' representatives. Market categories are also reached through catalogue, magazine and trade publication advertising and promoting at industry trade shows.

      Since late 1997, the Company has expanded its distribution channels to include three retail stores called Mace Security Centers(TM), in Denver, Colorado which carry the Company's consumer products as well as a variety of other safety products. The Company hopes that this new distribution channel will result in additional sales and broader retail exposure of the Company's Consumer products. The Company anticipates selling its first franchise of Mace Security Centers(TM) in 1998.

      MACB's market includes financial institutions and related businesses throughout the world. Sales efforts for MaceCash(TM) in the domestic market are expected to be conducted through direct marketing and the use of independent sales representatives and distributors as well as exhibition at national trade shows and advertisement in trade publications. International marketing efforts are expected to be conducted primarily through independent distributors.

Law Enforcement Market

      The Company's Law Enforcement sales are conducted mainly through manufacturers' representative groups, wholesale law enforcement distributors and directly to various governmental agencies. Additionally, sales are conducted through smaller distributors and dealers specializing in the Law Enforcement supply business. International Law Enforcement sales are primarily generated through bidding processes from a variety of law enforcement, correctional and military agencies. Law Enforcement sales continue to be "high profile" sales for the Company and act as the foundation for the level of market recognition enjoyed by the Mace(R) brand consumer products.

      The Company markets its Law Enforcement products in over 50 countries worldwide. The majority of the international sales for 1997 and 1996, which totaled approximately $3,442,000 and $3,157,000 respectively, were from the Federal Laboratories(R) product line.

      The Company expanded its training division course offerings with the introduction in 1996 of an advanced level of training programs. The training division acts in concert with the Law Enforcement sales group to generate familiarity with the Company's product line for the Law Enforcement Market.

      On April 2, 1998, the Company entered into an agreement (the "Purchase Agreement") with Armor Holdings, Inc. and its wholly-owned subsidiary (together "AHI") for the sale of substantially all of the assets of the Company's Law Enforcement division (the "Transaction"). The terms of the Purchase Agreement require that, in conjunction with the sale of assets, the Company license to AHI the use of the Mace(R) and related trademarks and a patent for use by AHI in the Law Enforcement market only. The sale is subject to, among other things, approval by holders of a majority of the Company's Common Stock and receipt by the Company of an opinion that the Transaction is fair, from a financial point of view. The Transaction is expected to close in June 1998.

      AHI is a public company with its shares of common stock listed on the American Stock Exchange under the symbol "ABE". It is engaged in the manufacture, sale and marketing of chemical munitions and other products, including body armor and uniforms to the Law Enforcement Market. (See "Acquisition Proposal" and "Subsequent Events").

COMPETITION

      The Company faces intense competition in both the Consumer and Law Enforcement Markets.

      Domestically, there continues to be a number of companies marketing defense sprays to civilian consumers. While the Company continues to offer defense spray products that Management believes distinguish themselves through brand name recognition, superior product features and formulations and research and development, the Consumer division has experienced a sales decline for these products. The Company attributes this decline not only to the strong competition, but also to lower demand in general. In an attempt to reverse these factors, the Company has entered the retail market with its new Mace Security Centers(TM) in Denver, Colorado and anticipates selling its first franchised Mace Security Center(TM) in 1998.

      The Law Enforcement Market is also highly competitive. The number of competitors has expanded. Additionally departmental bidding processes and related sales expenses continually put pressure on pricing and margins. Gross profit margins in the Law Enforement division have steadily declined. In 1996 the gross profit margin was 33.5% and in 1997 it was 24%. The Company believes that it would be in its best interests to sell this division and to concentrate its efforts on the Consumer Market and other potential growth opportunities including acquisitions. (See "Management's Discussion and Analysis of Financial Condition and Results of Operations - Results of Operations").

PRODUCTION

      The Company has expanded its production line in Bennington, Vermont since 1994 with the transfer of the Federal Laboratories production operations from Saltsburg, Pennsylvania. Substantially all of the Company's manufacturing processes are now performed at the Company's Bennington facility.

      The Company's Law Enforcement and Consumer defense spray products are manufactured on one of three aerosol filling machines. Most Consumer Market products are packaged in sealed, tamper resistant "clamshells."

      Production equipment for the Company's chemical munitions is expansive and consists of: spin welders, presses, volumetric feeders, a prime, powder and wad machine, a pneumatic black powder loader, silkscreen machines, crimpers and vacuum heat sealers, among others.

      The KinderGard(R) product line is primarily manufactured by an unrelated company and packaged off-site with the finished goods transferred to the Vermont facility for distribution. Operating results of the KinderGard(R) product line are immaterial at this time.

      The Company relies on domestic and foreign contractors to supply chemicals for its defense sprays and chemical munitions and to manufacture certain other components for its Law Enforcement division products. There are numerous potential suppliers of the chemicals, components and parts required in the Company's production process.

      The Company has developed strong beneficial long-term relationships with many of its suppliers including the following: Allplax, Inc., Moldamatic, Inc., Piper Impact, Inc., Amber International, Inc. and Springfield Printing, Inc.

      In addition, the Company purchases for resale a variety of products produced by others including gas masks, shot guns, whistles, alarms, flashers, and window locks, among others. With the addition of the Mace Security Centers(TM), the products purchased for resale will include home security systems, children monitors, cellular phones and pagers and other security devices. There are numerous suppliers available for each of these items.

MAJOR CUSTOMERS

      The Company's top ten customers represented approximately 39.8% of the total net sales in 1997. No single customer accounted for over 10.6% of those sales.

TRADEMARKS/PATENTS

      The Company began marketing products in 1988 under the Mace(R) brand name and related trademarks pursuant to an exclusive license for sales of defense sprays to the Consumer Market in the continental United States, and a non-exclusive license for sales to the Consumer Market worldwide. The license agreement was renegotiated in 1992 to include a purchase option. The Company exercised this option and purchased outright the Mace(R) brand name and related trademarks (Pepper Mace(R), Chemical Mace(R), Mace(R)...Just in Case(R),....Just
in Case(R), CS Mace(R) and Magnum Mace(R)). In conjunction with this purchase, the Company acquired a non-exclusive worldwide license to promote a patented pepper spray formula in both markets for the approximately six years remaining on the patent.

      The Company acquired a patent and trademark to the Big Jammer(R) door brace, as part of its purchase of the assets of Home Protection Concepts, Inc., in July 1991.

      In 1995, the Company developed the trademark Cool-It!(TM) decontamination spray. The Company also developed internally the trademarks: Window Jammer(TM), Sonic Alert(TM), Safety Flasher(TM), Sport Strobe(TM), Child Safe Alarm(TM), Window Alert(TM), Motion Alert(TM), Emergency Whistle(TM), and Auto Alert(TM); and acquired the trademarks Screecher(R) and Peppergard(R). The Company markets products manufactured by other companies under the foregoing trademarks.

      The Company developed the Viper(R) trademark in 1993. In August 1993, the Company acquired an exclusive worldwide license to the patent for the safety top device used on the Viper(R) brand defense spray. The Company does not sell any products under the Viper(R) brand.

      As part of the March 1994 acquisition of the assets of the Federal Laboratories division from TransTechnology Corporation, the Company acquired the following trademarks: Federal Laboratories(R), TG Guard(TM), Guard(TM), Triple-Chaser(R), Skat Shell(R), Ferret(R), Mini-Streamer(R) and MPG(TM). The Company markets many products of its Law Enforcement division under the Federal Laboratories(R) brand.

      In June 1994, as part of a license for a defense spray disarming device, the Company acquired a co-exclusive license to manufacture and sell products under U.S. Patent No. 5,310,086 until the expiration of the last patent covering the invention. The Company does not intend to market products using this patent.

      As part of the August 1994 acquisition of the assets of KinderGard Corporation, the Company acquired the trademark KinderGard(R) which is registered in the United States and Japan.

      As part of a January 1995 license agreement for a child-to-parent strap, which is part of the KinderGard(R) line, the Company acquired the following trademarks: Zip-a-Babe(R), Hand n-Hand(R) and Safe-T-Zip(R).

      The Company currently has federal trademark registration applications pending on the trademarks: Slam(TM), and Pest Away(TM). Application is also pending in Mexico for Mace(R).

      The Company receive trademark registration for Muzzle(R) in Canada on June 17, 1997.

      The Company has been issued letters patent on the locking mechanism for the Mark VI defense spray unit.

      Except as described above, the Company holds no material patents or patent licenses, although it endeavors to maintain the confidentiality, as trade secrets, of certain formulations and processes.

      An essential part of the Company's business strategy has been to capitalize on, promote aggressively, and enhance the public's awareness and confidence in the Mace(R) trademark. The Company relies on the trademark laws to protect its proprietary rights to the Mace(R) trademark. The Company uses a newspaper clipping service to identify significant unauthorized uses of the Mace(R) trademark and provides notice to such users of the Company's willingness to take legal action for continued unauthorized use. The Company also engages in trademark advertising in several literary publications. All of the Company's distributors are authorized to use the Mace(R) trademark for advertising. The Company is not aware of any competitors repeatedly misusing the Mace(R) trademark in any material manner. There can be no assurance, however, that the efforts taken by the Company to protect its proprietary rights are or will be adequate to prevent misappropriation or that the frequent use of the Mace(R) trademark by the public as an encompassing description of defense sprays will not jeopardize its proprietary status. The Company hopes that the license to AHI to use the Mace(R) trademark on products sold to the Law Enforcement Market will continue the high profile and market recognition to enhance the value of the Mace(R) brand name (See "Subsequent Events").

REGULATORY MATTERS

      The distribution, sale, ownership and use of Consumer defense sprays are legal in all 50 states and the District of Columbia. On January 1, 1996, California eased restrictions on defense sprays. On November 1, 1996, New York lifted an overall ban on defense sprays allowing for the sale of oleoresin capsicum (OC) pepper sprays in licensed pharmacies and licensed gun stores only. Massachusetts requires both users and sellers to be licensed. Wisconsin allows the sale of oleoresin capsicum (OC) pepper sprays only and they must be sold from behind a counter or under glass. Michigan does not permit sales of chloroacetophenone (CN) sprays. Nevada permits sales of orthochlorobenzalmalononitrile (CS) sprays only. The Company has been successful notwithstanding these state regulations. There can be no assurance, however, that broader, more severe restrictions will not be enacted that would have an adverse impact on the Company's financial condition.

      The Company generates hazardous waste as a by-product of manufacturing certain products of its Law Enforcement division. The Company believes that it is in compliance with all state and local statutes governing the disposal of such hazardous material through its contract with a licensed hazardous material disposal company. The disposal of hazardous waste expense is not a significant cost of manufacturing.

      The Company has constructed a self-contained testing chamber for its products which is located inside its Bennington, Vermont facility.

      In early 1997 the Company completed the installation of the air filtration and recirculation equipment in its manufacturing facility. The Company believes it is in compliance with all federal, state, and local environmental laws.

RESEARCH AND DEVELOPMENT

      Research and development expenses were approximately $81,000 in 1997 and $53,000 in 1996. The Company has an on-site laboratory.

      Research and development is used by the Company to maintain its reputation in the defense spray and chemical munitions industries. The Company is continually reviewing ideas and potential licensing arrangements to expand its product lines. Particularly, the Company spent a significant portion of its research and development in the creation of MaceCash(TM) and other Mace Anti Crime Bureau products.

EMPLOYEES

      As of April 8, 1998, the Company employed 92 individuals of whom 3 were part time. The Company's employees are not subject to a collective bargaining agreement.

ACQUISITION PROPOSAL

      On April 2, 1998, the Company entered into an agreement (the "Purchase Agreement") with Armor Holdings, Inc. and its wholly-owned subsidiary (together "AHI") for the sale of substantially all of the assets of the Enforcement division (the "Transaction"). The terms of the Purchase Agreement require that, in conjunction with the sale of assets, the Company license to AHI the use of Mace(R) brand and relating trademarks and a patent for use by AHI in the Law Enforcement market only. The sale is subject to, among other things, approval by holders of a majority of the Company's Common Stock and receipt by the Company of an opinion that the Transaction is fair, from a financial point of view. The Transaction is expected to close in June 1998.

      AHI is a public company with its shares of common stock listed on the American Stock Exchange under the symbol "ABE". It is engaged in the manufacture, sale and marketing of chemical munitions and other products, including body armor and uniforms, to the Law Enforcement Market. (See "Subsequent Events").

      AHI is engaged in substantially the same business as is engaged by the Company's Law Enforcement division. A consent solicitation statement describing the proposed transaction will be sent to all shareholders of record as of April 1, 1998. Jon E. Goodrich, the Company's President and Chief Executive Officer has entered into an agreement with AHI pursuant to which he has agreed to vote, or submit a consent with respect to, all of his shares of the Company (2,259,246 shares constituting approximately 32% of the Company's outstanding stock) in favor of the Transaction.

ITEM 2. PROPERTIES

      The Company leases its headquarters in Bennington, Vermont. Substantially all of the Company's operations, including administration and sales, and virtually all of its production facilities are located at the Bennington facility. The facility consists of approximately 220,000 square feet; 60,000 square feet is referred to as the South Wing of the Holden-Leonard Mill (the "South Wing") and is leased from one landlord while the remaining 160,000 square feet is leased from another owner (made up of the "Center Wing" and "North Wing"). The Company acquired from G&G Realty Inc. a purchase option with respect to the South Wing and has entered into a real estate purchase agreement with the Vermont Economic Development Authority for the Center and North Wings.

      The term of the South Wing lease expires on January 31, 2000, and requires monthly payments of $6,064, plus the Company's proportionate share of taxes, insurance, utilities and an annual cost of living increase. The purchase option may be exercised for $600,000 at the end of the lease term.

      The purchase agreement with respect to the Center and North Wings contemplates that the Company will purchase the property for $1,000,000 after certain contingencies are satisfied, including specific environmental contingencies to be met by the seller. If these contingencies are not satisfactorily met or waived, the Company has a right to lease the Center & North Wings through August 2007. The lease requires monthly payments of $4,000 together with all utilities, assessments, taxes and maintenance. (See "Management's Discussion and Analysis of Financial Condition and Results of Operations - Liquidity and Capital Resources" and Note 10 to "Notes to Financial Statements").

      The Company subleases a portion of the South and North Wings of the Holden-Leonard Mill. One of the sublease agreements is with a tenant owned partially by Jon Goodrich, the Company's President and CEO. Rental income from this tenant was $24,000 in both 1996 and 1997. Total sublease rental income was $93,231 and $65,160 in 1997 and 1996, respectively.

      The Company does not have any current plan to invest in other real estate, however, the Company may invest in various parcels of real estate from time to time without stockholder approval.

      The Company believes that all of its properties are adequately covered by insurance and believes its properties are suitable and adequate for its current and near term needs.

ITEM 3. LEGAL PROCEEDINGS

      The following discloses all pending litigation against the Company, other than routine ligitation, involving claims for damages in excess of $730,000, which constitutes ten (10%) percent of the Company's current assets at December 31, 1997, and also discloses the disposition of claims previously disclosed.

      As disclosed in the Company's 1994 Form 10-KSB, on January 25, 1994 a suit was filed by Carmeta Gentles on her own behalf and as personal representative of the estate of Robert Gentles in Ontario Court (General Division), Ontario, Canada, claiming intentional or negligent manufacture and distribution of the Mark V Mace(R) brand defense spray unit and that its contents contributed to the suffering and death of Robert Gentles while in the Kingston Penitentiary in October 1993. The Company was added as a party defendant on February 8, 1995. The plaintiff seeks five million dollars in damages. The Company forwarded this suit to its insurance carrier for defense. The Company does not anticipate that this claim will result in the payment of damages in excess of the Company's insurance coverage.

      As disclosed in the Company's Form 10-QSB for the quarter ended June 30, 1995, on April 19, 1995 a suit was filed by Elaine Thomlinson, et al., in Ontario Court (General Division), Ontario, Canada, claiming unspecified damages to multiple school children for personal injuries, pain and suffering, emotional trauma and financial loss and expense in consequence of their exposure to noxious and hazardous substances while participating in a simulated emergency exercise conducted at a local school by municipal authorities. The Company forwarded this suit to its insurance carrier for defense. The Company does not anticipate that this claim will result in the payment of damages in excess of the Company's insurance coverage.

      On August 10, 1995, a suit was filed by B.P. Apparel, Inc., Easley, South Carolina, in the Court of Common Pleas, County of Lexington, South Carolina. The Complaint alleged breach of contract, fraud and negligent misrepresentation by the Company as a result of the actions of a Company employee in facilitating the sale of an airplane formerly leased by the Company from G&G Realty, Inc., Lillington, North Carolina. The plaintiff seeks damages in the amount of $200,000 as well as punitive damages and attorney's fees. This case was dismissed June 3, 1997.

      Although the Company is not aware of any substantiated claim of permanent personal injury from its products, the Company is aware of recent reports of incidents in which, among other things, defense sprays have been mischievously or improperly used, in some cases by minors, have not been instantly effective or have been ineffective against enraged or intoxicated individuals. Incidents of this type, or others, could give rise to product liability or other claims, or to claims that past or future advertising, packaging or other practices should be, or should have been, modified, or that regulation of products of this nature should be extended or changed.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

      There were no matters submitted to a vote of security holders during the fourth quarter of the fiscal year covered by this report.

                                     PART II

ITEM 5. MARKET FOR THE REGISTRANT'S COMMON EQUITY AND RELATED STOCKHOLDER
MATTERS

      The Company's Common Stock is traded on the NASDAQ National Market System under the symbol MACE.

      The following table sets forth for the calendar periods indicating the high and low sales price for the Common Stock for each quarter within the last two fiscal years.

QUARTER ENDED                                       HIGH          LOW
-------------                                       ----          ---

March 31, 1996                                      1 3/4           3/4
June 30, 1996                                       1 3/4         1
September 30, 1996                                  2 1/4         1
December 31, 1996                                   1 5/8         1
March 31, 1997                                      1 3/4         1 1/8
June 30, 1997                                       1 3/8           7/8
September 30, 1997                                  1 5/16        25/32
December 31, 1997                                   1 1/4           7/8
March 31, 1998

      The past performance of the Company's securities is not necessarily indicative of future performance.

      As of April 8, 1998, there were approximately 245 holders of record of the Company's Common Stock.

      The Company has not paid cash dividends on its Common Stock since its initial public offering. Payment of dividends, if any, will be at the discretion of the Company's Board of Directors and will depend on, among other factors, earnings, capital requirements and the results of operations and financial condition of the Company. The Company does not intend to pay dividends in the foreseeable future.

      Pursuant to Part III, Section 5(a)(5), of Schedule D of the NASD By-Laws, to remain eligible for continued inclusion on the Nasdaq Stock Market, among other things, a security must have a bid price of at least $1.00 per share, the Company's net tangible assets must be at least $4,000,000 and the market float (all outstanding shares other than those held by directors, officers, related parties and persons or entities holding 10% or more of the outsanding shres) must be as least $5,000,000. The extent these requirements are not satisfied, the security is subject to being removed from the Nasdaq Stock Market and listed on the Nasdaq Small Cap Market.

ITEM 6. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

      The following can be interpreted as including forward looking statements under the Private Securities Litigation Reform Act of 1995. Such statements are typically identified by the words "intends", "plans", "effort", "anticipates", "believes", "expects", or words of similar import. Various important factors that could cause actual results to differ materially from those expressed in the forward looking statements are identified below and may vary significantly based on a number of factors including, but not limited to, marketing success, product development, production, manufacturing costs, competitive conditions, and the change in economic conditions of the various markets the Company serves. Actual future results may differ materially from those suggested in the following statements.

RESULTS OF OPERATIONS

Year Ended December 31, 1997 compared to Year Ended December 31, 1996.

      The following discussion should be read in conjunction with the accompanying Financial Statements and Notes thereto.

      Net sales decreased by $993,612 or 9.2% in 1997 compared to 1996. The major component contributing to this decrease is a 40.1% decline in the Consumer division sales from $4,437,020 in 1996 to $2,657,354 in 1997. This decline was offset in part by an increase in Law Enforcement sales to $6,917,627 in 1997 from $6,387,183 in 1996, as well as the additional net sales of $255,609 provided by the Company's new subsidiaries acquired in 1997. Substantially all categories of the Consumer defense spray market realized a sales decrease in 1997 as compared to 1996, which coincides with the continuing trend exhibited by the declining defense spray market.

      Gross profit as a percent of sales decreased to 28.7% as compared to 39.1% in 1996. Gross profit from the Law Enforcement division decreased to 24.0% in 1997 from 33.5% in 1996. Gross profit from the Consumer Division deceased to 38.1% in 1997 from 47.1% in 1996. Decreases in gross profit margins for the Law Enforcement Division were attributable to a combination of items including the strenght of the US dollar and its negative impact on export pricing, continued strong competitive bidding for international business, book to physical inventory adjustments and additions to inventory reserves for slow moving and obsolete items. Decreases to gross profit margins for the Consumer Division were attributable to a change in product mix to lesser margin buy-sell products as well as additions to inventory reserves for slow moving and obsolete items.

      General, administrative and selling expenses overall increased 0.6% in 1997 compared to 1996. As a percentage of net sales, these expenses increased to 45.8% in 1997 from 41.4% in 1996.

      General and administrative expenses increased by $75,483 or 2.9% in 1997 compared to 1996. As a percent of net sales, these expenses increased from 27.3% and 24.1% for 1997 and 1996, respectively, as a result of lower sales in 1997.

      Selling expenses decreased by $49,059 or 2.6% in 1997 compared to 1996. As a percentage of net sales, these expenses increased to 18.6% in 1997 from 17.3% in 1996.

      Operating loss as a percentage of net sales increased to 17.2% in 1997 from 2.3% in 1996.

      Other income/expense was income of net amounts $8,448 in 1997 compared to income of $7,175 in 1996.

      In the event of the consummation of sale to AHI

LIQUIDITY AND CAPITAL RESOURCES

      In October 1996, the Company entered into a credit agreement with KeyBank National Association ("Key") which provided for a maximum of $2,000,000 of credit (the "credit agreement") and was subject to a borrowing base formula. The amounts outstanding under the credit agreement were secured by virtually all of the Company's then owned and after-acquired assets.

      The credit agreement was separated into two "facilities". One facility provided for a $750,000 term loan maturing October 1, 2000, calling for monthly principal payments of $15,625 plus accrued interest at the Key's "base rate" plus 1.25% (9.5% on December 31, 1996). The Company drew fully on the term loan and used the proceeds to pay off the term loan with Vermont National Bank that totaled $395,823, including interest, and used the remaining $354,177 for working capital purposes.

      The second facility, a $250,000 line of credit, which originally matured on October 1, 1998 and called for interest to be paid monthly at Key's "base rate" plus 1.25% (9.25% as of December 31, 1996) was canceled on ____________, 1997. No amounts were drawn on this facility.

      The credit agreement contained various covenants which included the maintenance of certain financial ratios and limitations on capital expenditures, debt and dividends. As of December 31, 1996, the Company was in violation of most of these covenants. The Company obtained a waiver of these violations for the year ended December 31, 1996 and for the 10 months ended October 31, 1997.

      In April 1997, the Company's President and the Company's Chairman of the Board supplied the Company with lines of credit for up to $375,000 each ($750,000 in total) with interest at prime plus 1.25%. The lines of credit expired in September 1997. No amounts were drawn on these lines.

      In September 1997, the Company refinanced its long-term debt with the First National Bank of New England ("FNB") rm loans totaling $1,800,000 bearing interest at prime plus 1.50% (10.0% at December 31, 1997) payable in monthly installments of $23,791, including interest, due October 1, 2007, were obtained. Of the proceeds, $593,750 was used to pay off the Key long-term debt. Additionally, a $250,000 line of credit bearing interest at prime plus 1% (9.5% at December 31, 1997) due May 31, 1998 was obtained. No amounts have been drawn on this line of credit.

      These facilities are collateralized by the following: (a) assignment of life insurance owned by the Company on the life of the current President and Chief Executive Officer; and (b) first priority security interest in all inventory and all other assets of the Company. All three facilities are personally guaranteed by the current President and Chief Executive Officer of the Company. The Company plans to pay off the loan to FNB simultaneously with the closing of the Transaction with AHI (See "Subsequent Event").

      Prior to this refinancing event, promissory notes to TransTechnology Coproration relating to the acquisition of the assets of Federal Laboratories, was paid in full with cash from operations.

      At December 31, 1997, the Company's open orders totalled $1,099,455 as compared to $1,681,463 for the prior year-end. Open orders are orders that have not yet been manufactured but are scheduled for production and delivery.

      Inventory decreased $1,251,174 in 1997.

      For the year ended December 31, 1997, capital expenditures were $238,726 compared to $304,403 in 1996. MARK: Need expectations for additional capital.

      Additionally, the Company is a party to a real estate purchase agreement with the Vermont Economic Development Authority (VEDA) for the purchase of the Center and North Wings of its headquarters, after the satisfaction or waiver of certain contingencies by VEDA. The Company cannot predict when, or if, these contingencies will be met. The purchase price is $1,000,000, payable by delivery of $150,000 in cash and a promissory note to VEDA for $850,000 at 4% interest per annum, based on a 20 year amortization schedule with a balloon payment of $100,000 due at the end of ten years. (See "Properties"). The Company has deposited $75,000 of the total cash portion into an escrow account as required by the agreement. (See Note 10 to "Notes to Financial Statements").

      On April 2, 1998, the Company entered into an agreement (the "Purchase Agreement") with Armor Holdings, Inc. and its wholly-owned subsidiary (together "AHI") for the sale of substantially all of the assets of the Company's Law Enforcement division (the "Transaction"). The terms of the Purchase Agreement require that, in conjunction with the sale of assets, the Company license to AHI the use of Mace(R) and relatedtrademarks and a patent for use by AHI in the Law Enforcement market only. The sale is subject to, among other things, approval by holders of a majority of the Company's Common Stock and receipt by the Company of an opinion that the Transaction is fair, from a financial point of view. The Transaction is expected to close in June 1998.

      The Company expects to apply approximately $175,000 of the purchase price received to pay off the amount due to FNB under its term loans. In addition, the Company will deliver $600,000 of the purchase price to AHI to be held in escrow to secure the Company's obligations under the representations and warranties in the Purchase Agreement. The remainder of the purchase price will be available to the Company for the purposes deemed to be appropriate by the Company's Board of Directors. While the Company has no definitive plans, some or all of the remaining purchase price may be used for acquisitions, among other things. Such acquisitions may include companies or assets non consistent with the Company's historical business.

      Pursuant to the terms of the Purchase Agreement, the Company will sell to AHI all of the fixed assets, intangibles and inventory of the Law Enforcement division. AHI will also receive a 99-year paid-up license to exploit the Mace brand and other related trademarks in the law enforcement market only, which is made up of law enforcement, military, correctional and certain governmental agencies. The assets of the law Enforcement division constitute a substantial part of the Company's assets.

      The agreed purchase price for the fixed assets and intangibles, including the license fee for the 99-year paid-up license, is the book value as of December 31, 1997 ($3,117,325) plus an additional amount of $200,000, which the Company anticipates spending to tranport the assets to AHI. The agreed purchase price for inventory is the book value at December 31, 1997 ($2,636,325), increased by inventory purchases since December 31, 1997, valued at the Company's standard cost and decreased by (I) sales of inventory from December 31, 1997 and (ii) inventory related to unshipped orders that AHI has not agreed to fill.

      The Company will retain its cash and accounts receivable from the law Enforcement division, estimated at approximately $2,000,000. The purchase price will be paid in cash or other immediately available funds. The Company does not anticipate any material tax implications resulting from the Transaction. To the extent there is taxable gain resulting from the Transaction, the Company will utilize its net operating loss carry forward to cover the taxes, if any, resulting from the sale.

ITEM 7. FINANCIAL STATEMENTS

Financial Statements filed as a part of this report:

      Reports of Independent Accountants                          F-2,F2A

      Consolidated Balance Sheets at December 31, 1997 and 1996   F-3

      Consolidated Statements of Operations for the Years Ended
        December 31, 1997 and 1996                                F-4

      Consolidated Statements of Stockholders' Equity for the
       Years Ended December 31, 1997 and 1996                     F-5

      Consolidated Statements of Cash Flows for the Years Ended
        December 31, 1997 and 1996                                F-6

      Notes to Consolidated Financial Statements                  F-7

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE

      On August 13, 1997, at the direction of its Board of Directors, the Company advised Coopers & Lybrand, LLP ("Coopers") that due to cost containment efforts, its engagement of Coopers as its independent public accountants was terminated, subject to ratification by the Company's shareholders. The Company's Board of Directors engaged Urbach Kahn & Werlin PC as its new independent public accountants, to be finally effective upon shareholder approval.

      The Company's decision to dismiss Coopers was based solely on cost considerations. There were no disagreements with Coopers on any matter of accounting principles or practices, financial statement disclosure or otherwise. None of the Company's financial statements contained an adverse opinion or disclaimer of opinion.

                                    PART III

ITEM 9. DIRECTORS AND EXECUTIVE OFFICERS OF THE REGISTRANT

The following persons are directors and officers of the Company as of April 8, 1998.

Name                             Age     Title
----                             ---     -----
Marvin P. Brown..................68      Chairman of the Board
Jon E. Goodrich..................52      CEO, President and Director
Mark A. Capone...................49      Chief Financial Officer, Treasurer,
                                         Vice President of Finance
Bernard D. Graney, Jr............37      Vice President of Operations, Secretary
Kenneth J. Blakey................53      Vice President of Sales
Howard S. Edelman................62      Director, Vice President of Franchising
Virginia de Ganahl Russell.......66      Director
Neil J. Campolungo...............58      Director
Lewis Cohen......................48      Director
R. David Garwood.................56      Director

      Marvin P. Brown was elected President, Chief Executive Officer, and director of the Company in January 1997. On March 14, 1997, Mr. Brown resigned as President and CEO and assumed the position of Chairman of the Board. Since 1993 he has been associated with Wolff Investment Company, Inc., a brokerage firm member of the National Association of Securities Dealers, Inc., as Director of Corporate Finance and Senior Vice President. From 1988 through 1992 he had been a senior vice president of Tucker Anthony, a member of the New York Stock Exchange. Prior to that period, he had held senior officer positions with various members of the New York Stock Exchange. He also has served as president of Zenith Laboratories, Inc., formerly a leading independent manufacturer of generic pharmaceuticals from 1968 to 1969. Wolff Investment Group, Inc. has served as a financial consultant to the Company on several occasions from 1993 to 1996. (See "Certain Relationships and Related Transactions" and "Employment/Consulting Contracts and Termination of Employment and Change-In-Control arrangements").

      Jon E. Goodrich served as Chairman of the Board of Directors of the Company from its inception in 1987 until June 1995. He served as President of the Company from its inception until January 15, 1996 when he tendered his resignation and was renamed Chairman of the Board. On March 14, 1997, he was reappointed as President and CEO and resigned as Chairman of the Board. He was also a vice president of Gould & Goodrich Leather, Inc., a manufacturer of holsters, belts and related products and president of G&G Realty, Inc., a real estate management corporation until January of 1997 when he resigned from his positions and terminated his interest in both companies. (See "Certain Relationships and Related Transactions" and "Employment/Consulting Contracts and Termination of Employment and Change-in-Control Arrangements").

      Mark A. Capone, a CPA, was employed by the Company on September 2, 1997, as the Company's Chief Financial Officer, and holds the titles of Vice President of Finance and Treasurer of the Company. Prior to joining the Company, Mr. Capone operated his own accounting firm providing business consulting and tax preparation services. He has over 25 years experience in the accounting profession which includes holding a Senior Financial position with International Paper Company. Mr. Capone is responsible for all of the Company's accounting and treasury functions, as well as corporate development.

      Bernard D. Graney, Jr., is Vice President of Operations. He has been employed by the Company for more than five years and has, during that time, held a variety of managerial positions. He served as the Company's Secretary from August 1993 until June 1995 and was reappointed Secretary on March 14, 1997.

      Kenneth J. Blakey, is Vice President of Law Enforcement Sales. He has been employed by the Company since 1994. Prior to joining the Company he was employed by TransTechnology Corporation as the International and Domestic Law Enforcement Sales Director of the Federal Laboratories division for at least 5 years prior to joining the Company. Prior to that he was domestic sales manager for Smith & Wesson chemical company - tear gas division.

      Lewis C. Cohen has been a director of the Company since August 7, 1997. Mr. Cohen is the president and sole shareholder of Apahouser Access Systems, Inc. since 1976. Apahouser Access Systems, Inc. supplies and services security hardware and electronic systems to industry, institutions and governmental entities throughout New England and in the Middle East. Mr. Cohen also serves as Treasurer and is on the Boards of Trustees of Sterling College in Vermont, the Corporation at Babson College, Wellesley, Massachusetts, the Institute for Community and Religion at Brandeis University and the National Foundation for Jewish Culture.

      Neil J. Campolungo has been a director of the Company since May 10, 1997. Since 1992, has been the Chief Executive Officer and sole shareholder of NJC Associates, a consulting/marketing firm providing various sales, marketing, business development, training and entrepreneurial programs to public and private sector companies. From 1991 to 1996 he was the Division President of Prentice Hall Legal & Financial Services, a Fortune 500 company. Prior to that time he served in various senior management positions at Infosearch, Inc., which was sold to Paramount Communications.

      Howard S. Edelman became a director on September 26, 1997. Mr. Edelman, a CPA, has been employed by the Company since July 1, 1997 in connection with the acquisition by the Company of MSP, Inc., an importer and distributor of unique pepper sprays and related personal protection products primarily to civilian overseas markets, entrepreneurs, small retail stores and mail order catalog firms. Since September 26, 1997, Mr. Edelman has been serving as Vice President of Franchising, and in that capacity is responsible to develop and manage the Company's franchise program. Mr. Edelman was the president, a director and major stockholder of MSP, Inc. (Formerly known as Global International Security Products) from 1990 until its acquisition by the Company (See "Certain Relationships and Related Transactions").

      R. David Garwood was appointed as a director of the Company on February 27, 1998 to fill a vacancy created when the Board of Directors resolved to increase the size of the Board to seven members. Mr. Garwood is, and has been since 1974, the president and founder of R. D. Garwood, Inc., a management firm based in Atlanta, Georgia that assists manufacturing and marketing firms. Mr. Garwood's clients include Coca-Cola, Eastman Kodak, Sara Lee, Georgia Pacific, M&M, Monsanto and others.

      Virginia de Ganahl Russell was appointed a director in January 1997. Ms. Russell, who previously had served as a director of the Company in 1995, is president of Natural Elegance, Inc., a leading nationwide marketer of marble products. Ms. Russell is Chairman of the Board of the Vermont Leadership Center of East Charleston, VT and is a member or serves on the board of various organizations, including the Vermont Chamber of Commerce.

BOARD OF DIRECTORS

      The number of directors on the Board is currently fixed at seven. Each director serves for a term of one year or until a successor is elected and qualified. Officers are appointed by, and serve at the discretion of, the Board of Directors. No director missed more than two board meetings held during 1997.

      The Chairman receives a fee of $750 and each director $500 per day plus out of pocket travel, meals and lodging expenses for attendance at each board meeting. Messrs. Brown and Goodrich have waived their right to the fees. All directors, other than Messrs. Brown and Goodrich have been granted options to purchase 10,000 shares of Common Stock. In addition, in the event all or substantially all of the assets of the Company are sold, as would be the case in the event the Company sells its Law Enforcement division to AHI (see "Business" and "Subsequent Events") all directors, including Messrs. Brown and Goodrich, will receive additional options to purchase 10,000 shares.

      The Board of Directors has the following standing Committees, among others: the Audit Committee, the Compensation Committee, the Planning Committee and the Nominating Committee. The Audit Committee consists of Messrs. Brown, Cohen and Campolungo. The Audit Committee recommends matters involving the engagement and discharge of independent auditors, reviews the plans for and results of the Company's procedures for internal auditing, and reviews the continuing status of the Company's system of internal accounting controls. The Compensation Committee consists of Messrs. Brown and Cohen, and Ms. deGanahl Russell and makes recommendations regarding management compensation and administers the Company's Non-qualified Stock Option Plan. The Planning Committee consists of Messrs. Goodrich, Cohen and Ms. deGanahl Russell and is responsible for recommending long-term strategies to the Board. The Nominating Committee recommends persons to serve as directors of the Company and consists of Messrs. Brown and Goodrich.

      Mr. Brown and the Company have a verbal agreement pursuant to which Mr. Brown consults with the Company on an as needed basis and receives $500 per day and reimbursement of expenses.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

      Based solely on a review of Forms 3 and 4 and amendments thereto furnished to the Company during its fiscal year ended December 31, 1997, no person (other than Messrs. Gould, Goodrich and Capone) known to be a director, officer or the beneficial owner of more than 10% of the Company's outstanding Common Stock, failed to file on a timely basis, reports required to be filed by Section 16(a) of the Exchange Act during the most recent fiscal year. Mr. Gould, a former director and significant shareholder, no longer owns more than 10% of the Company's outstanding stock.

ITEM 10. EXECUTIVE COMPENSATION

The following table sets forth the aggregate compensation, cash and non-cash, awarded to, earned by or paid by the Company to all persons who served as its Chief Executive Officer at any time during the most recent fiscal years. No other executive officers received annual compensation (consisting solely of base salary and bonus, if any) in excess of $100,000 for the year ended December 31, 1997:

                                Summary Compensation Table

                                   Year
                                   Ended        Annual                     Other
Name and Principal Position        December 31            Salary   Bonus  Compensation
---------------------------        -----------            ------   -----  ------------
Jon E. Goodrich(1)                 1997       $125,214   $ ---
President and Chief                1996        124,023   $25,000    ---
 Executive Officer                 1995        161,000     ---      ---

Robert D. Norman(2)                1997       $54,615    $ ---      ---
Former President and Chief         1996        71,655      ---    $27,800(3)
 Executive Officer                 1995         ---        ---      ---

Marvin Brown(4)                    1997       $70,000    $ ---      ---
Chairman of the Board,             1996         ---        ---      ---
 Former CEO and President          1995         ---        ---      ---

(1) Mr. Goodrich served as President and CEO until January 15, 1996, and, for the remainder of 1996, served as an advisor to the Board of Directors. He was reappointed as President and CEO on March 14, 1997.

(2)   Tendered his resignation effective 1/10/97.

(3) Represents the issuance of 20,000 shares of the Company's common stock in connection with his employment as President, valued at $1.39 per share.

(4) Mr. Brown served as President and CEO from January 10, 1997 to March 14, 1997, and continued to serve as the President's Advisor throughout 1997.

Options/Warrants

      In September 1993, the Board of Directors of the Company adopted the Mace Security International, Inc. Non-qualified Stock Option Plan (the "Plan"), which was approved by the stockholders of the Company. The Plan provides for the issuance of up to 630,000 shares of Common Stock upon exercise of the options. The options are considered non-qualified stock options and are not transferable by the recipient.

      The Plan is administered by the Compensation Committee of the Board of Directors, which may grant options to employees, former employees, directors and distributors for, and consultants to, the Company. The term of each option may not exceed fifteen years from the date of grant. Immediately exercisable options to purchase approximately 437,800 shares of Common Stock were outstanding to employees, former employees, consultants, and former directors as of December 31, 1997 under the Plan. To date no options have been exercised.

      The following table shows certain information with respect to options granted in 1997 to the named executive officers of the Company.

                       Options Granted in last Fiscal Year

                              Number     Percentage   Exercise  Expiration
Name                          of Options  of Total       Price       Date
----                          ----------  --------    --------  ----------
Jon E. Goodrich                    ---       ---           ---         ---
Marvin P. Brown                  100,000    61.5%        $1.50     5/10/12
Robert D. Norman                   ---       ---           ---         ---

      The following table shows certain information with respect to the year-end value of options held by the named executive officers of the Company. No options were exercised during 1997.

                          Fiscal Year-End Option Values

                                                           Value of Unexercised
                              Number of Unexercised            In the Money
Name                          Options at 12/31/97(1)      Options at 12/31/97(2)
----                          ----------------------      ----------------------

Jon E. Goodrich                     -----                      -----
Robert D. Norman(3)                10,000                       $0
                                   10,000                        0
Marvin P. Brown(4)                100,000                        0

(1)   All options are immediately exercisable

(2)   Based upon a 12/31/97 closing price of $.875 per share

(3)   Options issued in connection with his role as a director

(4)   Options issued in connection with his role as the former President and CEO

      In connection with the Company's initial public offering, the Company granted C.L. King & Associates, Inc., its underwriter, warrants to purchase 75,000 shares of the Company's Common Stock at a per share exercise price of $6.60, and certain "demand" and "piggyback" registration rights with respect to such shares, for a four year period which began November 12, 1994.

      In connection with the acquisition of the trademarks and assets of KinderGard Corporation, the Company granted to the stockholders of KinderGard Corporation warrants to purchase 60,000 shares of the Company's Common Stock at a per share exercise price equal to $4.25 exercisable until August 2004.

Employment/Consulting Contracts and Termination of Employment and Change-in-Control Arrangements

      Jon E. Goodrich was employed by the Company under an employment agreement until January 1996. Thereafter he was retained as an advisor to the Board under an advisory employment agreement. Mr. Goodrich is currently employed as President and CEO under an employment agreement dated as of March 14, 1997. The agreement supersedes the September 1, 1993 employment agreement between Mr. Goodrich and the Company as well as the Advisory Employment Agreement dated as of January 17, 1996 and is effective until September 1, 1998. Mr. Goodrich is entitled to an annual salary of $125,000. The agreement prohibits Mr. Goodrich from accepting employment with any other entity and further prohibits him from competing with the Company for a two year period following his voluntary termination of employment with the Company or termination of his employment by the Company for cause, as defined in the agreement. Should Mr. Goodrich's employment be terminated without cause, he would be entitled to all payments for the term of the agreement.

      Robert D. Norman, a former director, the former President and CEO and stockholder, entered into a two-year employment agreement with the Company to serve as President/Chief Executive Officer dated as of January 16, 1996. The agreement provided Mr. Norman with an annual salary of $110,000, an annual bonus equal to $1,000 for every $100,000 of net income for each fiscal quarter, and 20,000 shares of Common Stock which have been issued. Notwithstanding, Mr. Norman agreed to an annualized salary reduction to $42,000, commencing July 1996 through December, 1996. The agreement prohibits him from competing with the Company for a two year period following his voluntary termination of employment with the Company or termination of his employment by the Company for cause, as defined in the agreement. Mr. Norman resigned in January 1997 in response to a request from the Board. Mr. Norman received his contractual severance payment equal to fourteen weeks pay, plus an additional $25,000. Such payment was made in recognition that his resignation was requested without cause.

Change In Control

      On January 9, 1997, a voting agreement was signed representing in excess of 51% of the Company's outstanding stock. The Agreement dated January 9, 1997, was among Jon E. Goodrich, the Company's President and Chief Executive Officer, Robert P. Gould, a former director and former significant shareholder, and Marvin P. Brown, a former director and newly appointed Chairman of the Board. The Agreement was terminated on or about December 30, 1997.

      On January 10, 1997, at the request of the parties to the voting agreement, six members of the Board of Directors (Messrs. Foote, Logan, Norman, Duboff, Mitchell, and Rosberg), the then president, Robert D. Norman, and the then Executive Vice President, General Counsel and Secretary, Richard Galt, resigned; Marvin Brown was appointed as President; the size of the Board was reduced from nine to five members and Ms. Virginia de Ganahl Russell was appointed as a director.

      On March 14, 1997, Robert Gould resigned from the Board and Jon Goodrich, who had been acting under an advisory agreement with the Company, was reelected to serve as President and CEO. Marvin Brown resigned as President and accepted the position of Chairman of the Board.

      On May 10, 1997, Mr. Campolungo was appointed to the Board to fill the vacancy resulting from the resignation of Mr. Gould. On August 7, 1997, the Board resolved to increase its size to six members and Mr. Cohen was appointed to fill the newly created position. Mr. Edelman was elected to the Board at the annual shareholders' meeting on September 26, 1997. Mr. Garwood was appointed to the Board on February 27, 1998, to fill a vacancy created when the Board of Directors resolved to increase the size of the Board to seven members.

      On March 17, 1998, Jon E. Goodrich entered into a voting agreement with AHI pursuant to which he agreed to vote all of his shares (2,259,246 shares, constituting approximately 32% of the Company's outstanding stock) in favor of the Transaction and, to secure his agreement, granted to AHI a proxy to submit a consent on his behalf in connection with the Transaction pursuant to the consent solicitation to be distributed to all shareholders of record on April 1, 1998 (See "Subsequent Events").

ITEM 11. SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of April 8, 1998 certain information with respect to beneficial ownership of the Common Stock of the Company (the only outstanding security) by each director, each executive officer and all directors and executive officers as a group and by each person known by the Company to be the beneficial owner of more than five percent of the Company's Common Stock. The address for all executive officers and directors is 160 Benmont Avenue, Bennington, Vermont

                                Amount and Nature Of
Owner                           Beneficial/Ownership        Percent(1)
-----                           --------------------        ----------
Jon E. Goodrich(2)                   2,259,246                 31.9%
Marvin P. Brown(3)                     370,388                  5.2%
Neil J. Campolungo(4)                   20,000                   *
Mark Capone(5)                          15,000                   *
Lewis C. Cohen(4)                       46,000                   *
Howard Edelman(4)                      118,000                  1.6%
R. David Garwood(4)                     10,000                   *
Virginia de Ganahl Russell(4)           50,000                   *
Kenneth J. Blakey(4)                    30,000                   *
Bernard D. Graney, Jr.(4)               10,000                   *
Timothy D. Smith(4)                     10,000                   *

All executive officers and
directors as a group (11 persons)    2,816,634(7)              38.1%

Ronald I. Heller(3)                    695,375                  9.8%
M. H. Meyerson & Co., Inc.
525 Washington Blvd., 34th Floor
Jersey City, NJ 07310

David S. Nagleberg(9)                  695,375                  9.8%
M.H.Meyerson & Co., Inc.
525 Washington Blvd., 34th Floor
Jersey City, NJ 07310

TransTechnology Corporation            580,000                  8.2%
700 Liberty Avenue
Union, New Jersey  07083

*Indicates beneficial ownership of less than 1%

(1) Calculation based on 7,081,666 outstanding shares plus shares issuable to the named person under options exercisable within 60 days.

(2) Excludes shares held by the named persons' spouses. The named directors do not have shared voting or dispositive power with respect to such shares.

(3) Includes immediately exercisable options to purchase 100,000 shares of Common Stock granted by the Company and options to purchase 100,00 shares from each of two private individuals.

(4) Includes immediately exercisable options to purchase 10,000 shares of Common Stock.

(5) Includes immediately exercisable options to purchase 15,000 shares of Common Stock.

(6) Includes 80,000 shares paid in connection with the acquisition of MSP, Inc., which are held in escrow and subject to a put option by the Company in the event MSP Inc. does not achieve certain pre-tax profit goals, and options to purchase 20,000 shares of the

      Company's common stock issued in connection with Mr. Edelman's employment agreement with the Company. (See "Certain Relationships and Related Transactions"). These options are subject to forfeiture in the event MSP, Inc. does not achieve certain pre-tax profit goals.

(7) The denominator for this calculation is 7,396,666, which includes shares underlying options held by directors and executive officers that are exercisable within 60 days but excludes 100,000 shares underlying options granted to Mr. Brown by Mr. Goodrich to avoid double counting.

(8) Includes shares held by the named person's spouse over which the names person disclaims beneficial ownership.

(9) Includes 695,375 shares held by a trust for which the named person and his spouse are the trustees.

ITEM 12. CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      Mr. Brown, who serves as Chairman of the Board, and the Company have a verbal agreement pursuant to which Mr. Brown consults with the Company on an as needed basis and receives $500 per day and reimbursement of expenses.

      The Company has entered into an employment agreement with Mr. Edelman, a Vice President of the Company and a director, pursuant to which Mr. Edelman is responsible to develop and manage a franchise program for the Company. The agreement is dated as of July 1, 1997, has a one-year term and provides Mr. Edelman with an annual salary of $78,000 plus options to purchase 20,000 shares, exercisable for a five year period commencing with the one year anniversary of his agreement at an exercise price of $1.25. The options are subject to forfeiture in the event MSP, Inc., a subsidiary acquired from Mr. Edelman, does not achieve certain pre-tax profit goals. In the event the pre-tax profit of MSP, Inc. exceeds certain goals, Mr. Edelman is entitled to receive additional options to purchase the Company's common stock.

      In January 1997, the Company retained the law firm of Donovan & O'Connor, LLP, a firm at which Mr. Goodrich's brother is a principal, to render legal services in litigation matters and general corporate matters. The Company paid $54,354 to such firm in fiscal year ended December 31, 1997.

      During 1997, the Company loaned a former board member $54,276 to operate a retail "Mace Security Center". This note receivable is payable upon demand and bears an interest rate of 10% per annum.

      The Company believes that all transactions with related individuals and entities were on terms at least as favorable to the Company as those that would have been reached with unrelated third parties.

SUBSEQUENT EVENTS:

      On April 2, 1998, the Company entered into an agreement (the "Purchase Agreement") with Armor Holdings, Inc. and its wholly-owned subsidiary (together "AHI") for the sale of substantially all of the assets of the Company's Law Enforcement division (the "Transaction"). The terms of the Purchase Agreement require that, in conjunction with the sale of assets, the Company license to AHI the use of Mace(R) and relatedtrademarks and a patent for use by AHI in the Law Enforcement market only. The sale is subject to, among other things, approval by holders of a majority of the Company's Common Stock and receipt by the Company of an opinion that the Transaction is fair, from a financial point of view. The Transaction is expected to close in June 1998.

      The Company expects to apply approximately $175,000 of the purchase price received to pay off the amount due to FNB under its term loans. In addition, the Company will deliver $600,000 of the purchase price to AHI to be held in escrow to secure the Company's obligations under the representations and warranties in the Purchase Agreement. The remainder of the purchase price will be available to the Company for the purposes deemed to be appropriate by the Company's Board of Directors. While the Company has no definitive plans, some or all of the remaining purchase price may be used for acquisitions, among other things. Such acquisitions may include companies or assets non consistent with the Company's historical business.

      Pursuant to the terms of the Purchase Agreement, the Company will sell to AHI all of the fixed assets, intangibles and inventory of the Law Enforcement division. AHI will also receive a 99-year paid-up license to exploit the Mace brand and other related trademarks in the law enforcement market only, which is made up of law enforcement, military, correctional and certain governmental agencies. The assets of the law Enforcement division constitute a substantial part of the Company's assets.

      The agreed purchase price for the fixed assets and intangibles, including the license fee for the 99-year paid-up license, is the book value as of December 31, 1997 ($3,117,325) plus an additional amount of $200,000, which the Company anticipates spending to tranport the assets to AHI. The agreed purchase price for inventory is the book value at December 31, 1997 ($2,636,325), increased by inventory purchases since December 31, 1997, valued at the Company's standard cost and decreased by (I) sales of inventory from December 31, 1997 and (ii) inventory related to unshipped orders that AHI has not agreed to fill.

      The Company will retain its cash and accounts receivable from the law Enforcement division, estimated at approximately $2,000,000. The purchase price will be paid in cash or other immediately available funds. The Company does not anticipate any material tax implications resulting from the Transaction. To the extent there is taxable gain resulting from the Transaction, the Company will utilize its net operating loss carry forward to cover the taxes, if any, resulting from the sale.

                                     PART IV

                    ITEM 13. EXHIBITS AND REPORTS ON FORM 8-K

(a)   Reports on Form 8-K

      No reports on Form 8-K were filed during the last quarter of 1997.

(b)   Exhibits

       3(I)       Articles of Incorporation - Vermont(1)
       3(I)2      Articles of Incorporation - Delaware(1)
       3(I)3      Merger Agreement(1)
       3(I)4      Certificate of Amendment for Name Change(1)
       3(ii)      By-Laws(1)
       3(ii)2     Amendment No. 1 to By-Laws, effective 11/12/93(1)
       3(ii)3     Amendment No. 2 to By-Laws, effective 2/24/96(5)
       9.1        Shareholders Voting Agreement between 321 Investments, Inc.,
                  Rajan Shamdasani, Jon E. Goodrich, Robert P. Gould and Robert
                  D. Norman dated March 22, 1996(5)
      10.1        Employment Agreement between the Company and Jon E. Goodrich dated as of September 1, 1993(1)
      10.2        Consulting Agreement between the Company and Robert P. Gould dated as of September 1, 1993(1)
      10.3        1993 Non-Qualified Stock Option Plan(1)
      10.4        Form of Underwriter Warrants(1)
      10.5        Form of Selected Dealers Agreement(1)
      10.6        Sales Agreement dated May 1, 1992 between the Company and
                  Mosler Inc.(1)
      10.7        Purchase and Sales Agreement dated July 19, 1991
                  between the Company and Home Protection Concepts, Inc.(1)
      10.8        Purchase and Sales Agreement dated April 1, 1993 between the
                  Company and Personal Protection Consultants, Inc.(1)
      10.9        Purchase Agreement between the Company and Defense Technology
                  Corp. of America dated October 24, 1992(1)
      10.10       Amendment to Purchase Agreement of October 24, 1992 between
                  Defense Technology Corporation of America and the Company dated as of August 15, 1993(1)
      10.11       Purchase and Sales Agreement between the Company and Personal
                  Security, Inc., dated as of July 1, 1993(1)
      10.12       Purchase and Sale Agreement between the Company and Messrs.
                  Diamond and Helmrich, dated August 16, 1993(1)
      10.13       Lease Agreement between the Company and G&G Realty, Inc.
      10.14       Form of Lock-up Agreement(1)
      10.15       Term Loan with Vermont National Bank(1)
      10.16       Working Capital Line of Credit with Vermont National Bank for
                  $500,000(1)
      10.17       Loan with Vermont National Bank for $400,00
      10.18       Guarantees of Messrs. Gould and Goodrich under the loans with
                  Vermont National Bank(1)
      10.19       Waiver/amendment of capital expenditure limitation contained in the term loan agreement with Vermont National Bank(1)
      10.20       Amended and Restated Employment Agreement between the Company and Jon E.

                  Goodrich(1)
      10.21 Aircraft Lease dated as of June 1, 1993 between the Company and G&G Realty, Inc.(1)
      10.22       Trademarks(1)
      10.23       Amendment No. 1 to Amended and Restated Employment
                  Agreement(1)
      10.24 Asset Purchase Agreement between the Company and TransTechnology Corporation dated March 1, 1994(2)
      10.25 Agreement for Sale between KinderGard Corporation and Mace Security International, Inc.(3)
      10.26 Consulting Agreement between Sheldon Hibbard and Mace Security International, Inc.(3)
      10.27 Consulting agreement between P.D.M. Corporation and Mace Security International, Inc.(3)
      10.28 Warrants in connection with the acquisition of the assets of the KinderGard Corporation(3)
      10.29 Purchase and Sale Agreement between Robert Mainhardt and Mace Security International, Inc.(3)
      10.30       Consulting and Sales Representative Agreement between Robert
                  Mainhardt and Mace Security International, Inc.(3)
      10.31       License Agreement between Robert Mainhardt and Mace Security
                  International, Inc.(3)
      10.32 Assignment and Assumption Agreement between G&G Realty, Inc. and Mace Security International, Inc.(3)
      10.33 Lease Agreement and Option to Purchase between G&G Realty, Inc. and James Comi and Rhoda Comi(3)
      10.34 Real Estate Purchase Agreement between Vermont Economic Development Authority and Mace Security International, Inc.(3)
      10.35 Consulting Agreement effective April 1, 1994 between Robert R. Rosberg and Mace Security International, Inc.(4)
      10.36 Supplemental Agreement effective January 1, 1995 between Robert R. Rosberg and Mace Security International, Inc.(4)
      10.37 Aircraft Lease effective June 1, 1994 between G&G Realty, Inc. and Mace Security International, Inc.(4)
      10.38 Aircraft Lease Termination Agreement effective March 31, 1995 between G&G Realty, Inc. and Mace Security International, Inc.(4)
      10.39       Line of Credit Note for $1,500,000 with Vermont National
                  Bank(5)
      10.40       Term Note for $1,500,000 with Vermont National Bank(5)
      10.41       Security Agreement with Vermont National Bank(5)
      10.42 Advisory Employment Agreement between Mace Security International, Inc. and Jon E. Goodrich, dated as of January 17, 1996(6)
      10.43 Employment Agreement between Mace Security International, Inc. and Robert D. Norman, dated as of January 16, 1996(6)
      10.44 Letter of Intent between Mace Security International, Inc. and Gould & Goodrich Leather, Inc., dated March 22, 1996(6)
      10.45 Letter of Intent between Mace Security International, Inc. and 321 Investments, Inc., dated March 22, 1996(6)
      10.46 Letter of Intent between Mace Security International, Inc. and Rajan Shamdasani, dated March 22, 1996(6)
      10.47 Employment Agreement between the Company and Richard A. Galt dated as of August 22, 1996.(7)
      10.48       Amendment 1 to Employment Agreement between the Company and
                  Richard A. Galt dated as of August 22, 1996.(7)
      10.49       Employment Agreement between the Company and Richard A. Galt dated as of

                  January 22, 1997.(8)
      10.50       Amendment 1 to Employment Agreement between the Company and
                  Richard A. Galt dated as of January 22, 1997.(8)
      10.51       Employment Agreement between the Company and Jon E. Goodrich dated as of March 14, 1997.(8)
      10.52       Loan Agreement between the Company and KeyBank National
                  Association dated March 31, 1997.(8)
      10.53       Waiver and Modification of Loan Agreement between the Company and KeyBank National Association dated April 11, 1997.(8)
      10.54       Line of Credit Agreement between the Company and Marvin Brown dated April 14, 1997.(8)
      10.55       Line of Credit Agreement between the Company and Jon E.
                  Goodrich dated April 14, 1997.(8)
      10.56       Waiver and Second Modification of Loan Agreement between the
                  Company and Key Bank National Association dated June 30,
                  1997(9)
      10.57       Stock Purchase Agreement between the Company and Howard S.
                  Edelman dated July 1, 1997(9)
      10.58       First National Bank of New England Loan closing documents
                  dated September 25, 1997 - the $800,000 note.(10)
      10.59       First National Bank of New England Loan closing documents
                  dated September 25, 1997 - the $1,000,000 note.(10)
      10.60       First National Bank of New England Loan closing documents
                  dated September 25, 1997 - the $250,000 line of credit.(10)
      10.61       Asset purchase Agreement between the Company and MSP Retail,
                  Inc. Dated September 10, 1997.(10)
      10.62       First National Bank of New England loan closing documents
                  dated February 5, 1998 relating to the $800,000 loan
                  guaranteed by the U.S. Department of Agriculture.(11)
      10.63       Purchase Agreement between the Company and Armor Holdings,
                  Inc. and its subsidiary dated April 12, 1998.
      10.64       Fairness Opinion relating to the sale to Armour Holdings, Inc.
                  and its subsidiary.
      11          Statement re: computation of per share earnings(11)
      27          Financial Data Schedule(11)

      (1) Incorporated by reference to the exhibit of the same number filed with the Company's registration statement on Form SB-2 (33-69270) that was declared effective on November 12, 1993.

      (2) Incorporated by reference to the Company's report on Form 8-K filed March 14, 1994.

      (3) Incorporated by reference to the Company's Form 10-QSB report for the quarter ended 9/30/94 filed on November 14, 1994. It should be noted that Exhibits 10.25 through 10.34 were previously numbered
            10.1 through 10.10 in that report.

      (4) Incorporated by reference to the Company's Form 10-KSB for the year ended 12/31/94.

      (5) Incorporated by reference to the Company's Form 10-KSB for the year ended December 31, 1995.

      (6) Incorporated by reference to the Company's Form 10-QSB for the quarter ended March 31, 1996.

      (7) Incorporated by reference to the Company's Form 10-QSB for the quarter ended September 30, 1996.

      (8) Incorporated by reference to the Company's Form 10-KSB for the year ended December 31, 1996.

      (9) Incorporated by reference to the Company's Form 10-QSB for the quarter ended June 30, 1997.

      (10) Incorporated by reference to the Company's Form 10-QSB for the quarter ended September 30, 1997.

      (11)  Filed herewith.

                        MACE SECURITY INTERNATIONAL, INC.
                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS


                                                                       Page No.

Reports of Independent Accountants                                     F-2, F-2A

Consolidated Balance Sheets at December 31, 1997 and 1996              F-3

Consolidated Statements of Operations
  for the Years Ended December 31, 1997 and 1996                       F-4

Consolidated Statements of Stockholders' Equity
  for the Years Ended December 31, 1997 and 1996                       F-5

Consolidated Statements of Cash Flows for the Years
  Ended December 31, 1997 and 1996                                     F-6

Notes to Consolidated Financial Statements                             F-7

                        REPORT OF INDEPENDENT ACCOUNTANTS



To the Board of Directors and Stockholders of Mace Security International, Inc.


We have audited the accompanying consolidated balance sheet of Mace Security International, Inc. and subsidiaries as of December 31, 1997, and the related consolidated statements of operations, stockholders' equity and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Mace Security International, Inc. and subsidiaries as of December 31, 1997, and the results of their operations and their cash flows for the year then ended in conformity with generally accepted accounting principles.


URBACH KAHN & WERLIN PC


Albany, New York
February 26, 1998

                        MACE SECURITY INTERNATIONAL, INC.
                           CONSOLIDATED BALANCE SHEETS
                           December 31, 1997 and 1996

                                                                                      1997            1996
                                                                                  ------------    ------------
ASSETS
Current assets:
   Cash and cash equivalents ..................................................   $  1,146,212    $    345,554
   Accounts receivable, net ...................................................      1,880,565       2,567,920
   Inventories:
      Finished goods ..........................................................      1,712,082       1,729,882
      Work in process .........................................................        788,247       1,184,590
      Raw material and supplies ...............................................      1,474,376       2,311,407
   Prepaid expenses and other .................................................        314,438         171,271
                                                                                  ------------    ------------
      Total current assets ....................................................      7,315,920       8,310,624
Property and equipment, net ...................................................      2,697,961       2,919,230
Intangibles, net ..............................................................      2,718,423       2,761,193
Other assets ..................................................................        136,362         131,543
                                                                                  ------------    ------------

      Total Assets ............................................................   $ 12,868,666    $ 14,122,590
                                                                                  ============    ============


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Notes payable ..............................................................   $     30,728    $         --
   Current maturities of long-term debt .......................................        113,210         949,827
   Accounts payable ...........................................................        333,735       1,012,777
   Accrued liabilities ........................................................        556,624         411,233
                                                                                  ------------    ------------
      Total current liabilities ...............................................      1,034,297       2,373,837
Long-term debt, net of current maturities .....................................      1,660,205         143,271
                                                                                  ------------    ------------
      Total liabilities .......................................................      2,694,502       2,517,108
                                                                                  ------------    ------------

Commitments and contingencies (Note 10)

Stockholders' equity:
   Preferred stock, par value $.01 per share;
      authorized 2,000,000 shares; no shares issued
   Common stock, par value $.01 per share; authorized 18,000,000 shares; issued and outstanding 7,081,666 shares
      in 1997, 6,825,000 shares in 1996 .......................................         70,817          68,250
   Additional paid-in capital .................................................     13,333,191      13,080,133
   Deficit ....................................................................     (3,229,844)     (1,542,901)
                                                                                  ------------    ------------
      Total Stockholders' equity ..............................................     10,174,164      11,605,482
                                                                                  ------------    ------------

      Total Liabilities and Stockholders' equity ..............................   $ 12,868,666    $ 14,122,590
                                                                                  ============    ============

                   The accompanying notes are an integral part
                          of the financial statements.

                        MACE SECURITY INTERNATIONAL, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 For the Years Ended December 31, 1997 and 1996


                                                     1997              1996
                                                 ------------      ------------

Net sales ..................................     $  9,830,591      $ 10,824,203

Cost of sales ..............................        7,011,829         6,596,992
                                                 ------------      ------------

         Gross profit ......................        2,818,762         4,227,211

Operating expenses:
  General and administrative ...............        2,681,528         2,606,045
  Selling ..................................        1,824,825         1,873,884
                                                 ------------      ------------

         Operating loss ....................       (1,687,591)         (252,718)

Other income (expense):
  Write down of long-lived assets ..........               --           (28,453)
  Interest income ..........................           32,130            22,646
  Interest expense .........................         (121,877)          (97,998)
  Other income .............................           98,195           110,980
                                                 ------------      ------------
                                                        8,448             7,175
                                                 ------------      ------------

         Loss before income tax expense ....       (1,679,143)         (245,543)

Income tax expense .........................            7,800             6,805
                                                 ------------      ------------

         Net loss ..........................     $ (1,686,943)     $   (252,348)
                                                 ============      ============

         Net loss per common share .........     $       (.24)     $       (.04)
                                                 ============      ============

         Weighted average number of
         common shares outstanding .........        6,819,918         6,920,023
                                                 ============      ============

               The accompanying notes are an integral part
                          of the financial statements.

                        MACE SECURITY INTERNATIONAL, INC.
                 CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
                 For the Years Ended December 31, 1997 and 1996

                                                        Common Stock            Additional
                                                    Shares          Par      Paid-in Capital      Deficit
                                                 ------------   ------------   ------------    ------------
Balance at January 1, 1996                          6,805,000   $     68,050   $ 13,025,471    $ (1,290,553)

Shares issued to officer                               20,000            200         27,600              --

Fair value of 30,000 stock options
issued to consultants                                      --             --         27,062              --

Net loss                                                   --             --             --        (252,348)
                                                 ------------   ------------   ------------    ------------
Balance at December 31, 1996                        6,825,000         68,250     13,080,133      (1,542,901)

Shares issued for MSP Retail, Inc. acquisition        176,666          1,767        163,858              --

Shares issued for MSP, Inc. acquisition                80,000            800         89,200              --

Net loss                                                   --             --             --      (1,686,943)
                                                 ------------   ------------   ------------    ------------

Balance at December 31, 1997                        7,081,666   $     70,817   $ 13,333,191    ($ 3,229,844)
                                                 ============   ============   ============    ============

                   The accompanying notes are an integral part
                          of the financial statements.

                        MACE SECURITY INTERNATIONAL, INC.
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                 For the Years Ended December 31, 1997 and 1996

                                                                   1997           1996
                                                               -----------    -----------
Operating activities:
    Net loss ...............................................   $(1,686,943)   $  (252,348)
    Adjustments to reconcile net loss to net cash provided
      by operating activities:
           Depreciation ....................................       454,247        445,018
           Amortization ....................................       268,994        267,222
           Allowance for bad debts .........................       (47,905)        53,003
           Gain on sale of assets ..........................        (1,996)       (10,249)
           Write down of long-lived assets .................            --         28,453
           Fair value of stock options issued to consultants            --         27,062
           Shares issued as compensation ...................            --         27,800
    Changes in:
           Accounts receivable .............................       735,260     (1,530,941)
           Inventories .....................................     1,334,307        702,869
           Prepaid expenses and other ......................      (115,087)       265,594
           Accounts payable ................................      (679,042)       394,124
           Accrued liabilities .............................       145,391       (123,683)
           Other assets ....................................       (12,459)       (12,483)
                                                               -----------    -----------
             Net cash provided by operating activities .....       394,767        281,441
                                                               -----------    -----------

Investing activities:
    Purchases of property and equipment ....................      (238,726)      (304,403)
    Proceeds from sale of property and equipment ...........        13,744         29,850
    Acquisition of subsidiaries ............................       (51,372)            --
                                                               -----------    -----------
             Net cash used in investing activities .........      (276,354)      (274,553)
                                                               -----------    -----------

Financing activities:
    Payment of principal on long-term debt .................      (525,933)      (392,080)
    Proceeds from long-term debt ...........................     1,206,250        375,753
    Payment of notes payable ...............................        (3,272)      (127,797)
    Proceeds from notes payable ............................        34,000             --
    Debt issue costs .......................................       (28,800)       (22,848)
                                                               -----------    -----------
            Net cash provided by (used in)
               financing activities ........................       682,245       (166,972)
                                                               -----------    -----------

Net increase (decrease) in cash and cash equivalents .......       800,658       (160,084)

Cash and cash equivalents:
    Beginning of year ......................................       345,554        505,638
                                                               -----------    -----------
    End of year ............................................   $ 1,146,212    $   345,554
                                                               ===========    ===========

                   The accompanying notes are an integral part
                          of the financial statements.

                        MACE SECURITY INTERNATIONAL, INC.
                        NOTES TO CONSOLIDATED STATEMENTS

1.    DESCRIPTION OF ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      Description of organization:

            Mace Security International, Inc. (Mace) is incorporated under the laws of the state of Delaware. Mace and its subsidiaries' revenues are generated primarily through the manufacture, distribution and sale of defense sprays, tear gas grenades, projectiles, cartridges and other self-defense and personal safety products for the consumer and law enforcement markets.

      Summary of significant accounting policies:

      Principles of consolidation:

            The consolidated financial statements include the accounts of Mace and its wholly-owned subsidiaries, MSP, Inc., MSP Retail, Inc., and Mace Security Centers, Inc. (collectively referred to as the Company). All intercompany accounts and transactions have been eliminated.

      Revenue recognition:

            Substantially all revenue from domestic sales is recognized when shipments are made and export sales are recognized when title has passed.

      Cash and cash equivalents:

            Cash and cash equivalents consist of cash and highly liquid short-term investments with original maturities of three months or less.

      Accounts receivable:

            Accounts receivable are presented net of an allowance for doubtful accounts approximating $54,000 at December 31, 1997 ($102,000 at December 31, 1996).

      Inventories:

            Inventories are stated at the lower of cost (first-in, first-out method) or market.

            Cost of sales for the year ended December 31, 1997 includes approximately $1,017,000 attributable to lower of cost or market write downs. This adjustment was made in the fourth quarter of 1997.

      Property and equipment:

            Property and equipment are stated at cost.

            Depreciation is recorded using the straight-line method over the estimated useful lives of the assets.

            Significant additions or improvements extending assets' useful lives are capitalized; normal maintenance and repair costs are expensed as incurred.

            The cost of fully depreciated assets remaining in use are included in the respective asset and accumulated depreciation accounts. When items are sold or retired, related gains or losses are included in operations.

      Intangibles:

            Trademarks are stated at cost and are amortized on a straight-line basis over 15 years.

            The excess purchase price over fair values assigned to assets acquired is amortized on a straight-line basis over 15 years.

                        MACE SECURITY INTERNATIONAL, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. DESCRIPTION OF ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      Research expense:

            Research and development expense, which is charged to operations as incurred, was approximately $81,000 in 1997 and $53,000 in 1996.

      Income taxes:

            The Company accounts for income taxes using the asset and liability method. Under the asset and liability method, deferred income taxes are recognized for the tax consequences of temporary differences by applying enacted statutory tax rates applicable for future years to differences between financial statement and tax bases of existing assets and liabilities. The effect of tax rate changes on deferred taxes is recognized in the income tax provision in the period that includes the enactment date.

            The provision for taxes is reduced by investment and other tax credits in the years such credits become available.

      Advertising:

            The Company expenses the production costs of advertising the first time the advertising takes place. Advertising expense was approximately $249,000 and $213,000 in 1997 and 1996, respectively.

      Net loss per common share:

            Loss per common share amounts have been computed using the weighted average number of common shares outstanding for the respective periods. Effective December 31, 1997, the Company adopted Statement of Financinal Accounting Standards No. 128 "Earnings Per Share" (SFAS No. 128). This standard requires the presentation of basic and diluted earnings, when applicable, per share. All outstanding options and warrants are anti-dilutive at December 31, 1997.

      Use of Estimates:

            The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities and the reported amounts of revenues and expenses. Actual results could differ from those estimates.

      Disclosures about Fair Value of Financial Instruments:

            All financial instruments are held for purposes other than trading. The following methods and assumptions were used to estimate the fair value of each class of financial instruments for which it is practicable to estimate that value:

             Cash and Cash Equivalents

                  The carrying amount approximates fair value because of the short term maturity of those instruments.

             Long Term Debt

                  The carrying value approximates fair value for variable rate debt.

      Impairment of long-lived assets

            During 1996, the Company adopted Statement of Financial Accounting Standards No. 121, (SFAS No. 121), the Impairment of Long-Lived Assets and For Long-Lived Assets to Be Disposed Of".

            SFAS No. 121 requires that long-lived assets, including related goodwill, be reviewed for impairment and written down to fair value whenever events or changes in circumstances indicate that the carrying value may not be recoverable.

            Adoption of SFAS No. 121 resulted in an impairment charge included in other expense of $28,453 in 1996. The impaired assets were primarily trademarks.

                        MACE SECURITY INTERNATIONAL, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

1. DESCRIPTION OF ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

            Measurements of the impairment loss is based on fair value of the asset. Generally, fair value is determined using valuation techniques such as the present value of expected future cash flows.

      Recent Accounting Pronouncements

            In June 1997, the Financial Accounting Standards Board (the "FASB") issued Statement of Financial Accounting Standards No. 130 (SFAS No. 130), "Reporting Comprehensive Income", which establishes standards for reporting comprehensive income and its components in annual and interim financial statements. SFAS No. 130 is effective for fiscal years beginning after December 15, 1997. Reclassification of financial statements for earlier periods is required. The Company anticipates that adoption of SFAS No. 130 may expand or modify disclosures but will not have an impact on reported consolidated financial position, results of operations or cash flows.

            In June 1997, the FASB issued SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information", which establishes standards for companies to report information about operating segments in annual financial statements, based on the approach that management utilizes to organize the segments within the Company for management reporting and decision making. In addition, SFAS No. 131 requires that companies report selected information about operating segments in interim financial reports. It also establishes standards for related disclosures about products and services, and major customers. SFAS No. 131 is effective for financial statements for fiscal years beginning after December 15, 1997. Financial statement disclosure for prior periods are required to be restated. The Company anticiates that adoption of SFAS No. 131 will expand disclosures but will not have an impact on reported consolidated financial positoin, results of operations or cash flows.

2.    SUPPLEMENTARY CASH FLOW INFORMATION

            In September 1997, the Company obtained long-term debt from the First National Bank of New England (See Note 7). As part of this refinancing, the Key Bank long-term debt of $593,750 was paid. This non-cash transaction has been excluded from proceeds from long-term debt, as well as payment of principal on long-term debt.

            In October 1996, the Company refinanced $395,823 of its long-term debt with Vermont National Bank through the issuance of long-term debt from KeyBank (See Note 7). This non-cash transaction has been excluded from payment of principal on long term debt and proceeds from long-term debt.

3.    PROPERTY AND EQUIPMENT

            The components of property and equipment are summarized below:

                                                     1997               1996
                                                 -----------        -----------
Office furniture .........................       $   128,959        $   127,144
Computer equipment .......................           428,769            386,608
Vehicles .................................            46,501             37,285
Leasehold improvements ...................         1,628,553          1,539,976
Machinery and equipment ..................         2,217,610          2,130,302
                                                 -----------        -----------
   Total property and equipment ..........         4,450,392          4,221,315
Less: Accumulated depreciation ...........        (1,752,431)        (1,302,085)
                                                 -----------        -----------
   Property and equipment, net ...........       $ 2,697,961        $ 2,919,230
                                                 ===========        ===========

      Depreciation expense was $454,247 in 1997 and $445,018 in 1996. Expenditures for maintenance and repairs are charged to income as incurred and amounted to $113,429 in 1997 and $38,290 in 1996.

4.    INTANGIBLES

The components of intangibles are summarized below:         1997         1996
                                                         ----------   ----------
      Trademarks .....................................   $3,099,208   $3,099,208
      Trademark protection costs .....................      154,088      154,088
      Excess purchase price over fair value
           assigned to assets acquired ...............      634,470      422,405
                                                         ----------   ----------
        Total intangibles ............................    3,887,766    3,675,701
      Less: Accumulated amortization .................    1,169,343      914,508
                                                         ----------   ----------
        Intangibles, net .............................   $2,718,423   $2,761,193
                                                         ==========   ==========

      Amortization expense was $254,834 in 1997 and $251,794 in 1996.

                        MACE SECURITY INTERNATIONAL, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

5.    NOTES PAYABLE

            Notes payable at December 31, 1997 consist of an obligation to a financing company, payable in monthly installments with interest at 10.2% in 1997, and due Septemer 1998.

            In September 1997, the Company obtained a $250,000 working capital line of credit from First National Bank of New England bearing interest at prime plus 1% (9.5% at December 31, 1997) due May 31, 1998. No amounts have been drawn on this line of credit. The Company is using this line for the issuance of letters of credit for international purchases. The Company had $52,500 in letters of credit outstanding at December 31, 1997.

6.    ACCRUED LIABILITIES

            The components of accrued liabilities are summarized below:

                                                         1997             1996
                                                       --------         --------
Commissions ..................................         $130,833         $ 51,924
Customer prepayments .........................          107,643           70,482
Payroll and related expenses .................          109,552          120,661
Compensated absences .........................            8,524           22,101
Professional fees ............................           65,000           54,297
Advertising ..................................           64,571           30,000
Other ........................................           70,501           61,768
                                                       --------         --------
                                                       $556,624         $411,233
                                                       ========         ========
7.    LONG-TERM DEBT

            Long-term debt at December 31 consists of the following:

                                                                                   1997         1996
                                                                                ----------   ----------
      Notes payable--First National Bank of New England, bearing interest at prime plus 1.50% (10.0% at December 31, 1997)
        payable in monthly installments of $23,791, including
        interest, due October 1, 2007, collateralized by all assets
        of the Company ......................................................   $1,773,415           --

      Note payable--stockholder, payable in quarterly installments of $33,957 plus interest at prime in effect at the beginning
        of each quarter (8.25% at December 31, 1996) maturing January 1997 ..           --       33,957

      Note payable--stockholder, payable in quarterly installments in an amount equal to seven percent of annualized net sales of the Federal Laboratories division in excess of an agreed upon base plus interest at prime in effect at the beginning of each quarter (8.25% at December 31, 1996) with no set
        maturity date; collateralized by the equipment purchased in connection with the Federal Laboratories division acquisition.
        This liability was satisfied in 1997.................................           --      340,391

      Note payable--KeyBank bearing interest
        at the Bank's "base rate" plus 1.25% (9.5% at December 31,
        1996) payable in monthly installments of $15,625 plus interest, due October 1, 1998, collateralized by all assets of the Company.
        This liability was satisfied in 1997.................................           --      718,750
                                                                                ----------   ----------
                                                                                 1,773,415    1,093,098
      Less: Current maturities ..............................................      113,210      949,827
                                                                                ----------   ----------
      Total long-term debt ..................................................   $1,660,205   $  143,271
                                                                                ==========   ==========

                        MACE SECURITY INTERNATIONAL, INC
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

7.    LONG TERM DEBT (continued)

      Scheduled principal repayments on long-term debt are as follows:

      1998                                                             113,210
      1999                                                             125,073
      2000                                                             138,170
      2001                                                             152,638
      2002                                                             168,621
      Thereafter                                                     1,075,703
                                                                     ---------
                                                                     1,773,415
                                                                     =========

            Interest paid was $129,770 in 1997 and $102,408 in 1996.

            In October 1996, the Company entered into a credit agreement with KeyBank which provided for a maximum of $2,000,000 of credit (the "credit agreement") and was subject to a borrowing base formula. The amounts outstanding under the credit agreement were secured by virtually all of the Company's then owned and after-acquired assets.

            The credit agreement was separated into two "facilities". One facility provided for a $750,000 term loan maturing October 1, 2000, calling for monthly principal payments of $15,625 plus accrued interest at the Bank's "base rate" plus 1.25% (9.5% on December 31, 1996). The Company drew fully on the term loan and used the proceeds to pay off the term loan with Vermont National Bank that totaled $395,823, including interest, and used the remaining $354,177 for working capital purposes.

            The second facility, a $250,000 line of credit, which originally matured on October 1, 1998 and called for interest to be paid monthly at the Bank's "base rate" plus 1.25% (9.25% as of December 31, 1996) was canceled on September 25, 1997. No amounts were drawn on this facility.

            The credit agreement contained various covenants which included the maintenance of certain financial ratios and limitations on capital expenditures, debt and dividends. As of December 31, 1996, the Company was in violation of most of these covenants. The Company obtained a waiver of these violations for the year ended December 31, 1996 and for the 10 months ended October 31, 1997.

            In April 1997, the Company's President and the Company's Chairman of the Board supplied the Company with lines of credit for up to $375,000 each ($750,000 in total) with interest at prime plus 1.25%. The lines of credit expired in September 1997. No amounts were drawn on these lines.

            In September 1997, the Company refinanced its long-term debt with the First National Bank of New England. Two term loans totaling $1,800,000 bearing interest at prime plus 1.50% (10.0% at December 31, 1997) payable in monthly installments of $23,791, including interest, due October 1, 2007, were obtained. Of the proceeds, $593,750 was used to pay off the KeyBank long-term debt. Additionally, a $250,000 line of credit bearing interest at prime plus 1% (9.5% at December 31, 1997) due May 31, 1998 was obtained. No amounts have been drawn on this line of credit.

            These facilities are collateralized by the following: (a) assignment of life insurance owned by the Company on the life of the current President and Chief Executive Officer; and (b) first priority security interest in all inventory and all other assets of the Company. All three facilities are personally guaranteed by the current President and Chief Executive Officer of the Company.

            Prior to this refinancing event, the obligation to a stockholder relating to the acquisition of the assets of Federal Laboratories, was paid in full with cash from operations.

                        MACE SECURITY INTERNATIONAL, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

8.    INCOME TAXES

      The components of income tax expense are:

                                                     1997            1996
                                                  -----------     -----------
            Current                               $     7,800     $     6,805
            Deferred                                       --              --
                                                  -----------     -----------
             Total income tax expense             $     7,800     $     6,805
                                                  ===========     ===========

            The significant components of deferred income tax expense attributed to loss from operations for the years ended December 31, 1997 and 1996 are as follows:
                                                      1997            1996
                                                  -----------     -----------

             Current deferred tax expense         $    37,336     $   152,618
             Loss carry forward                      (615,707)       (247,244)
             Valuation allowance for deferred
              tax assets                              578,371          94,626
                                                  -----------     -----------
                                                  $        --     $        --
                                                  ===========     ===========

            A comparison of the federal statutory rate to the Company's effective rate is as follows:
                                                            1997        1996
                                                          --------    --------

            U.S. statutory rate                                (34%)       (34%)
            State taxes, net of federal benefit                  1%          2%
            Miscellaneous permanent differences                  1%          2%
            Valuation allowance for deferred tax assets         34%         34%
            Adjustments for prior year taxes                    (1%)        (1%)
                                                          --------    --------
            Effective tax rate                                   1%          3%
                                                          --------    --------

            The significant components of deferred tax assets and liabilities are as follows:
                                                          1997          1996
                                                      -----------   -----------
            Current assets (liabilities):
            Allowance for doubtful accounts           $    21,587   $    40,077
            Inventories                                    65,869        92,764
            Accrued expenses                                9,128        42,407
            Other                                          12,163         7,449
                                                      -----------   -----------

                  Current deferred assets                 108,747       182,697
            Valuation allowance                          (108,747)     (182,697)
                                                      -----------   -----------
                  Net current deferred tax assets     $        --   $        --
                                                      ===========   ===========

            Noncurrent assets (liabilities):
            Intangibles                                    (4,758)       (7,586)
            Plant, equipment and depreciation            (234,372)     (268,158)
            Net operating loss carry forwards           1,152,000       536,293
                                                      -----------   -----------
                  Net noncurrent deferred assets          912,870       260,549
            Valuation allowance                          (912,870)     (260,549)
                                                      -----------   -----------
                  Net noncurrent deferred tax assets  $        --   $        --
                                                      ===========   ===========

                        MACE SECURITY INTERNATIONAL, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

8.    INCOME TAXES (continued)

            A valuation allowance is provided to reduce the deferred tax assets to a level which, more likely than not, will be realized. The deferred tax assets recorded reflects management's estimate of the amount which will be realized based upon current operating results and contingencies.

            During the year ended December 31, 1997, the valuation allowance increased by $578,371.

            At December 31, 1997, the Company has net operating loss carry forward for federal income tax purposes of approximately $2,880,000. The federal net operating loss carry forward, if unused, will begin to expire during the year ended December 31, 2009.

            Net taxes refunded were $64,628 in 1996.

9.    RELATED PARTY TRANSACTIONS

            The Company paid legal and management/consulting fees to officers and directors approximating $57,350 and $35,360 in 1997 and 1996, respectively.

10.   COMMITMENTS AND CONTINGENCIES

            The Company is a party to various legal proceedings related to its normal business activities. In the opinion of the Company's management, none of these proceedings are material in relation to the Company's results of operations, liquidity, cash flows or financial condition.

            Operating lease expense for equipment, vehicles and real estate amounted to $170,231 and $171,947 for 1997 and 1996, respectively. Certain of these leases contain purchase options, renewal provisions, and contingent rentals for proportionate share of taxes, utilities, insurance and annual cost of living increases. Future minimum rental payments required under operating leases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 1997 are:

            1998                              116,526
            1999                              103,977
            2000                               28,760
                                           ----------
                                           $  249,263
                                           ==========

            The Company has entered into month to month and long-term sublease agreements with tenants of their operating facility in Bennington, Vermont, including a related party. Total sublease rental income was $93,231 and $65,160 in 1997 and 1996, respectively.

            The Company was obligated under a consulting agreement with a director/stockholder calling for a monthly consulting fee of $1,930 for the period January 1, 1996 to December 31, 1996.

            Future minimum rental receipts required under operating subleases that have initial or remaining noncancelable lease terms in excess of one year as of December 31, 1997 are:

            1998                               73,404
            1999                               76,404
            2000                               44,569
                                           ----------
                                           $  194,377
                                           ==========

      During 1994, the Company paid $75,000 to a related entity to acquire all of the rights and obligations under a lease agreement, including an option to purchase the south wing of its principal operating facility. Amortization of this deferred cost was $13,440 in 1997 and 1996, respectively. The term of the lease expires on January 31, 2000, and requires monthly payments of $6,064, plus the Company's proportionate share of taxes, insurance, utilities and an annual cost of living increase. The option may be exercised for $600,000 at the end of the lease term.

                        MACE SECURITY INTERNATIONAL, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

10.   COMMITTMENTS AND CONTINGENCIES (Continued)

      The Company is party to a Real Estate Purchase Agreement with the Vermont Economic Development Authority (VEDA) for the purchase of the center and north wings of its headquarters, after the satisfaction of certain contingencies by VEDA. The purchase price is $1,000,000, payable in cash of $150,000 and a $850,000 promissory note to VEDA at 4% interest, based on a 20 year amortization schedule with a balloon payment of $100,000 due at the end of ten years. The Company has temporarily elected to lease the facility for $4,000 per month, together with taxes, insurance and utilities. The Company is currently renegotiating its option to extend its lease for an additional five year period.

11.   STOCK OPTIONS AND WARRANTS

            During September 1993, the Company adopted the 1993 Stock Option Plan (the Plan). The Plan provides for the issuance of up to 630,000 shares of common stock upon exercise of the options. The Company has reserved 630,000 shares of common stock to satisfy the requirements of the Plan. The options are non-qualified stock options and are not transferable by the recipient. The Plan is administered by the Compensation Committee of the Board of Directors, which may grant options to employees, directors and consultants to the Company. The term of each option may not exceed fifteen years from the date of grant. Options are exercisable over either a 10 or 15 year period and exercise prices are not less than the market value of the shares on the date of grant.

            The Company applies Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees", in accounting for the stock option plans. Accordingly, no employee compensation cost has been recognized in 1997 and 1996. Had compensation cost and fair value been determined pursuant to Statement of Financial Accounting Standards No. 123 (SFAS No. 123), "Accounting for Stock-Based Compensation", net loss would increase from $1,686,943 to $1,886,293 in 1997 and from $252,348 to
      $454,085 in 1996. Net loss per share would increase from $.24 to $.27 in 1997 and from $.04 to $.07 in 1996. The weighted average fair value of options granted during 1997 and 1996, for the purpose of SFAS No. 123, is $1.15 and $.85 per share, respectively.

            In accordance with SFAS No. 123, the fair value of each option granted is estimated on the grant date using the Black-Scholes Single Option model, assuming no dividend yield and an expected volatility of 92.2% and 77.6% in 1997 and 1996, respectively. The weighted-average remaining contractual life of outstanding options under the plan at December 31, 1997 is 13 years. The risk- free interest rate ranges from 6.06% to 6.86% in 1997 and from 5.95% to 6.78% in 1996.

            Activity with respect to these plans is as follows:

                                                       1997                   1996
                                               ---------------------   ---------------------
                                                            Weighted                Weighted
                                                            Average                 Average
                                                            Exercise                Exercise
                                               Number       Price      Number       Price
                                               -------      -----      -------      -----
Shares under option, January 1                 276,400      $1.54       90,100      $5.34
Options granted                                162,500       1.40      270,000       1.44
Options exercised                                   --         --           --         --
Options canceled                                 1,100       5.50       83,700       5.32
                                               -------      -----      -------      -----
Shares under option, December 31               437,800       1.48      276,400       1.54
                                               =======      =====      =======      =====

Options exercisable, December 31               437,800       1.48      276,400       1.54
                                               =======      =====      =======      =====

Shares available for granting of options,
December 31                                    192,200                 353,600
                                               =======                 =======

                        MACE SECURITY INTERNATIONAL, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

11.      STOCK OPTIONS & WARRANTS (continued)

         The following is a summary of the status of options outstanding at December 31, 1997:

                         Outstanding Options                             Exercisable Options
                         -------------------                             -------------------
                                           Weighted
                                           Average       Weighted                       Weighted
                 Exercise                  Remaining     Average                        Average
                 Price                     Contractual   Exercise                       Exercise
                 Range      Number         Life          Price            Number        Price
                 -----      -------        -----         -----            -------       -----
                 $5.50        5,300         5.87         $5.50              5,300       $5.50
                  1.50      320,000        13.69          1.50            320,000        1.50
                  1.25       62,500        14.54          1.25             62,500        1.25
                  1.19       50,000        13.64          1.19             50,000        1.19

            In connection with the initial public offering of the Company's securities in November 1993, the Company issued a total of 75,000 common stock purchase warrants to the underwriters of the securities. These warrants are exercisable over a four-year period which began in November 1994 at $6.60 per share.

            In August 1994, the Company issued warrants to purchase 60,000 shares of Mace Security International, Inc. common stock at $4.25 per share in connection with the purchase of certain assets of a business. The warrants are exercisable over a ten year period, expiring on August 24, 2004.

            During the exercise periods, the Company will reserve a sufficient number of shares of its common stock to provide for the exercise of the rights represented by option and warrant holders.

12.   CONCENTRATION OF CREDIT RISK

            The Company maintains its cash accounts in high quality financial institutions. At times, these balances may exceed insured amounts.

            The Company limits the concentration of credit risk in receivables from retailers by closely monitoring credit and collection policies. Risk of losses from international sales are minimized by requiring the majority of customers to provide irrevocable confirmed letters of credit and/or cash advances. Management believes that the allowance for doubtful accounts is adequate to absorb estimated losses.

13.   EMPLOYEE BENEFIT PLAN

            The Company maintains a voluntary 401(k) plan covering substantially all of its employees. Employees may contribute from 1% to 20% of their regular wages, up to the limit permitted by the Department of Labor. The Company matches 25% of each dollar contributed by employees up to 16% of their wages. The cost of the plan amounted to $28,354 and $30.573 in 1997 and 1996, respectively.

14.   ACQUISITIONS AND SUBSIDIARIES

            In July 1997, the Company acquired all of the issued and outstanding common stock of MSP, Inc. (MSP), an Aurora, Colorado marketer of a diversified line of consumer safety and security products. This transaction was recorded as a purchase, and the operations of MSP have been included with the Company's from the acquisition date. In the event MSP achieves certain financial goals, an additional 15,000 shares of the Company's common stock is issuable. The purchase cost of $90,000 was represented by 80,000 shares of the Company's stock valued at $1.125 per share.

            In September 1997, the Company acquired all of the issued and outstanding common stock of MSP Retail, Inc. (MSPR), an operator of two retail stores in the Denver, Colorado area, specializing in the sale of security products for personal and home protection. This transaction was recorded as a purchase, and the operations of MSPR have been included with the Company's from the acquisition date. The purchase price of $212,000 was represented by 176,666 shares of the Company's common stock valued at $.9375 per share and cash of $46,300.

                        MACE SECURITY INTERNATIONAL, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

14.  AQUISITIONS AND SUBSIDIARIES (Continued)

            Pro forma results of the MSP and MSPR acquisitions, assuming they had been made at the beginning of the periods presented, would not be materially different from the results reported.

            The excess of the purchase price over the fair values assigned to the assets acquired, approximating $207,000, is being amortized over 15 years.

            In September 1997, the Company established Mace Security Centers, Inc.,a subsidiary corporation formed for the purpose of offering franchises for the operation of retail stores which will sell personal protection and security products. There has been no operating activity in this corporation through December 31, 1997.

15.   SEGMENT INFORMATION

            The Company operates in principally two industry segments: (1), the manufacture, distribution and sale of Mace(R) brand defense sprays and personal safety products to the civilian consumer market, "Consumer"; and
      (2), the manufacture, distribution and sale of tear gas grenades, defense sprays, projectiles and cartridges to law enforcement agencies, "Law Enforcement". The Law Enforcement segment represented 70.4% and 59% of sales for the Company in 1997 and 1996, respectively. Intersegment sales are not material and operating income represents total revenues less operating expenses. Identifiable assets are those assets employed in each segment's operation, including an allocated value to each segment of cost in excess of net assets acquired.

            Information concerning the Company's business segments in fiscal 1997 and 1996 is as follows:

                                                    1997               1996
                                                ------------       ------------
NET SALES
 Consumer                                       $  2,912,964       $  4,437,020
 Law Enforcement                                   6,917,627          6,387,183
                                                ------------       ------------
    Total net sales                             $  9,830,591       $ 10,824,203
                                                ============       ============

OPERATING (LOSS) INCOME
  Consumer                                          (490,169)           252,739
  Law Enforcement                                 (1,197,422)          (505,457)
                                                ------------       ------------
     Total operating loss                       $ (1,687,591)      $   (252,718)
                                                ============       ============

IDENTIFIABLE ASSETS
  Consumer                                         3,273,180          3,953,740
  Law Enforcement                                  7,257,803          8,969,970
  Unallocated, corporate                           2,337,683          1,198,880
                                                ------------       ------------
     Total assets                               $ 12,868,666       $ 14,122,590
                                                ============       ============

DEPRECIATION AND AMORTIZATION
  Consumer                                           263,554            266,854
  Law Enforcement                                    459,687            445,380
                                                ------------       ------------
    Total depreciation and amortization         $    723,241       $    712,234
                                                ============       ============

CAPITAL EXPENDITURES
   Consumer                                           78,508             41,563
   Law Enforcement                                   111,302            225,783
   Unallocated, corporate                             48,916             37,057
                                                ------------       ------------
     Total capital expenditures                 $    238,726       $    304,403
                                                ============       ============

                        MACE SECURITY INTERNATIONAL, INC.
             NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

15.   SEGMENT INFORMATION (Continued)

      The Company sells its products on a worldwide basis with its principal markets listed in the table below where information on export sales is summarized for 1997 and 1996 by geographic area for the Company as a whole:

                                                    1997                 1996
                                                 ----------           ----------
      GEOGRAPHIC AREA
         Central/South America                   $1,739,000           $1,356,000
         Middle East                              1,170,000              761,000
         Asia                                       213,000              660,000
         Canada                                     136,000              151,000
         Europe                                     126,000              137,000
         Other                                       58,000               92,000
                                                 ----------           ----------
          Total Export Sales                     $3,442,000           $3,157,000
                                                 ==========           ==========

16.      SUBSEQUENT EVENTS

      On April 2, 1998, the Company entered into a purchase agreement with Armor Holdings, Inc. (AHI) for the sale of substantially all of the assets of the Company's Law Enforcement division. The terms of the Agreement provide for certain Law Enforcement division assets, including equipment and intangibles, to be sold at December 31, 1997 book value, plus an additional amount of $200,000, which the Company anticipates expending to transport assets to AHI. The purchase price for these assets, inclusive of a license fee, will approximate $3,117,00. The purchase price for inventory, which is subject to purchase and cost adjustments between December 31, 1997 and the closing date, will be determined based on the Company's standard costs at the date of closing. The Company will retain its cash and accounts receivable from the Law Enforcement division, approximating $2,000,000, and will retain responsibility for all Law Enforcement division payables and other liabilities.

      The Company will also be paid a $650,000 license fee for AHI's use of the Mace brand, related trademarks and patent use by AHI in the law enforcement market only.

      The transaction is expected to close in June 1998.

                        MACE SECURITY INTERNATIONAL, INC.
                                   Exhibit 11
                  Schedule of Computation of Primary Net Income
                                    Per Share



For the twelve months ended December 31,

                                                      1997              1996
                                                  -----------       -----------
Common stock outstanding at
    end of period                                   7,081,666         6,825,000

Adjustments to ending shares to arrive at weighted average for the year:

Shares issued to former President and CEO(1)            5,082             5,082
                                                  -----------       -----------
                                                    6,920,023         6,819,918
                                                  ===========       ===========
Shares issued for MSP Retail, Inc. Acquisition(2)     121,972                --

Shares issued for MSP, Inc. Acquisition(3)             39,671                --

Net loss                                          $(1,686,943)      $  (252,348)
                                                  ===========       ===========

Net loss per share                                $      (.24)      $      (.04)
                                                  ===========       ===========

Calculated as follows:

      number of shares outstanding multiplied by the reciprocal of the number of days outstanding divided by the number of days in the period.

      (1) Shares offered for the twelve months:
          April 3, 1996                           20,000*(93/366)        5,082

      (2) Shares offered for the twelve months:
          September 10, 1997                      176,666*(252/365)    121,972

      (3) Shares offered for the twelve months:
          July 1, 1997                            80,000*(181/365)      39,671

                                                                    DRAFT 4/1/98


                            ASSET PURCHASE AGREEMENT

                                      AMONG

                              ARMOR HOLDINGS, INC.,

                           FEDERAL LABORATORIES, INC.,

                                       AND

                        MACE SECURITY INTERNATIONAL, INC.

                                   ----------

                            Dated as of April 2, 1998

                                   ----------

                            ASSET PURCHASE AGREEMENT

            ASSET PURCHASE AGREEMENT, dated as of April 2, 1998, among Armor Holdings, Inc., a Delaware corporation with offices at 13386 International Parkway, Jacksonville, Florida 32218 ("AHI"), Federal Laboratories, Inc., a Delaware corporation and a wholly-owned subsidiary of AHI with offices at 13386 International Parkway, Jacksonville, Florida 32218 (the "Purchaser") and Mace Security International, Inc., a Delaware corporation with offices at 160 Benmont Avenue, Bennington, Vermont 05201 (the "Seller").

                               W I T N E S E T H :

            WHEREAS, AHI desires to acquire, through the Purchaser, and the Seller desires to sell, certain of the property and assets of the Seller upon the terms and subject to the conditions hereinafter set forth.

            NOW, THEREFORE, the parties hereto, in consideration of the mutual promises contained herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, hereby agree as follows:

                                    ARTICLE I

                                   Definitions

            In addition to terms defined elsewhere in this Agreement, the following terms when used in this Agreement shall have the meanings indicated below:

            "Affiliate" shall mean, with respect to any Person, any Person that directly or indirectly controls, is controlled by or is under common control with the Person in question.

            "Agreement" shall mean this Asset Purchase Agreement, together with all exhibits and schedules referred to herein.

            "Backlog" shall mean all of the Seller's (i) international orders evidenced by fully executed purchase orders and license applications that are A) set forth on Schedule 1.1 hereto (with margins determined at Seller's Standard
Cost), or B) with respect to international orders received by the Seller from and after the date hereof, approved in writing by the Purchaser, and (ii) domestic orders evidenced by fully executed purchase orders that are A) set forth set forth on Schedule 1.1 hereto , or B) in excess of $7,500, received by the Seller from and after the date hereof and are approved in writing by the Purchaser, or C) $7,500 or less, received by the Seller from and after the date hereof that are either (i) approved in writing by Purchaser or (ii) provide for the Seller's standard gross margins and accompanied by a guaranty of full payment made by the Seller in favor of the Purchaser, all of which are entered on the books of the Seller prior to the Closing Date in the ordinary course of its business but not yet shipped; provided, however, that Backlog shall be deemed to exclude the orders set forth on Schedule 1.2 hereto;

            "Commission" shall mean the Securities and Exchange Commission.

            "Common Stock" shall mean the common stock of AHI, par value $.01 per share.

            "Consumer Market" shall mean all markets other than the Law Enforcement Market.

            "CS" shall mean O-chlorobenzalmalononitrile.

            "CS-1" shall mean a compound consisting of CS and a flow agent.

            "Environmental Laws" shall mean all laws, regulations and other federal, state or local governmental requirements, and all applicable judgments, orders, writs, notices, decrees, permits, licenses, approvals, consents or injunctions relating to the generation, management, handling, transportation, treatment, disposal, storage, delivery, discharge, release or emission of any waste, pollutant or toxic or hazardous substance (including, without limitation, asbestos, radioactive material and pesticides) utilized by the Seller in its business or to any other actions, omissions or conditions affecting the environment.

            "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

            "Financial Statements" shall mean the audited balance sheets of the Seller as at December 31, 1997, December 31, 1996 and December 31, 1995 and the related statements of income, cash flows and retained earnings for the fiscal years then ended, including any related notes, each prepared in accordance with United States generally accepted accounting principles ("GAAP") consistently applied with prior periods and publicly filed or to be publicly filed in its next annual report with the Securities and Exchange Commission.

            "Law Enforcement Market" shall mean the market consisting of domestic and international law enforcement, military, correctional and governmental agencies and personnel (in their professional capacity), but exclusive of retail sales of aerosol products at cop shop or security center stores that are owned or franchised by the Seller and/or its Affiliates.

            "Licensed Mark", or "Licensed Marks" shall mean the Mace trademarks set forth on Schedule 1.3 hereto limited to use as set forth in the License Agreement, as hereinafter defined.

            "Mace Common Stock" shall mean the common stock of the Seller, par value $.01 per share.

            "Patent" shall mean the Patent on the Mark VI mold (Patent No. 5,348,193).

            "Person" shall mean any natural person, corporation, unincorporated organization, limited liability company, partnership, limited liability partnership, association, joint stock company, joint venture, trust or government, or any agency or political subdivision of any government, or any other entity.

            "Product" shall have the meaning ascribed to it in Section 3.18 hereof.

            "Purchased Marks" shall mean all trademarks, tradenames and service marks listed on Schedule 1.4 hereto and used exclusively by the Law Enforcement Division, except for the Licensed Mark and the Patent.

            "Securities Act" shall mean the Securities Act of 1933, as amended.

            "Unrelated Accounting Firm" shall mean a nationally recognized "Big Six" accounting firm that has not provided audit services to AHI, the Purchaser or the Seller within two years prior to the date of this Agreement.

                                   ARTICLE II

                        Purchase of Assets; Consideration

            ss.2.1 Terms of the Purchase.

                  On the basis of the representations, warranties, covenants, and agreements contained in this Agreement and subject to the terms and conditions of this Agreement:

                  (a) The Seller shall sell, assign, transfer, and convey to the Purchaser at the Closing, as hereinafter defined, pursuant to instruments of assignment and bills of sale reasonably satisfactory to the Purchaser, those properties and assets of the Seller, through the date of the Closing, used in the operation of the Seller's Federal Laboratories business and law enforcement aerosol business, which comprise its Law Enforcement Division (the "LE Division"), and those products manufactured, developed, distributed or sold by the LE Division or sold by the Seller to the Law Enforcement Market, including, without limitation, the Purchased Marks, contractual rights, books and records (other than stock ledgers and stock transfer books), business and good will of or relating to the foregoing, including, without limitation, those assets more fully set forth on Schedule 2.1(a) hereto (collectively, the "Purchased Assets").

                  (b) Anything in this Agreement to the contrary notwithstanding, there shall be excluded from the Purchased Assets (the "Excluded Assets") those assets, properties and rights (i) which pertain exclusively to the Seller's business of selling products to the Consumer Market, such as aerosol and buy-sell consumer products (the "Consumer Division"), (ii) all assets of the Seller's Mace Anti-Crime Bureau, a division that manufactures, markets and sells products relating to financial security, including but not limited to security training videos, training materials and publications, dye packs, alarms, and security transport devices, and the technology and formulations relating thereto ("MACB"), (iii) comprised of the Licensed Mark, the Patent and all other trademarks, trade names, service marks and patents used by the Seller for the manufacture, marketing or sale of its products to the Consumer Market, exclusive of the Purchased Marks, (iv) which are specifically set forth in Schedule 2.1(b) hereto, including, but not limited to, CS-1, and
(v) designated by the Purchaser or AHI on or prior to the Closing Date, without affecting the Purchase Price, as hereinafter defined. The Seller shall continue to assume all liability for all of such Excluded Assets. The Seller agrees that the only assets of the Seller used in the operation of both the LE Division and the Consumer Division are comprised of Mark III, Mark IV molds, and such other assets listed on Schedule 2.1(c) hereto. The Seller agrees to give the Purchaser reasonable access to such assets and will reasonably cooperate with the Purchaser to ensure that the Purchaser is provided with parts from such molds on substantially the same terms as currently provided by the Seller to the Purchaser (i.e. any profit margins and costs).

                  (c) The Purchaser shall pay to the Seller, as set forth below, aggregate consideration of an amount (the "Purchase Price") equal to the net book value of the Purchased Assets, which shall be the sum of the following, but, with respect to (ii), (iii) and (iv) below, in no event less than $3,117,325.00 , plus the sum of $200,000, less any deposits received by Seller for Backlog:

                              (i) $2,636,526, representing 100% of the net book
                  value of inventory of the LE Division (as more fully set forth on Schedule 2.1(a) hereto), as shown on the audited balance sheet of the Seller for the fiscal year ended December 31, 1997, and consistent with the Seller's valuation as of December 31, 1996 for the LE Division, which book value shall be (a) increased by all inventory purchases from December 31, 1997 through the Closing Date (as defined in Section 2.2 hereof) in an amount equal to the Seller's standard cost for such inventory, and (b) decreased by A) all sales of inventory from December 31, 1997 through the Closing Date, and B) all inventory relating to unshipped orders set forth on Schedule
                  1.2 (all such increases and decreases to inventory shall be valued consistent with the accounting policies and procedures applied by the Seller in the preparation of its audited balance sheets as at December 31, 1997 and 1996, which shall be consistent with GAAP);

                              (ii) $1,540,835, representing 100% of the net book
                  value of the fixed assets of the LE Division (as more fully set forth on Schedule 2.1(a) hereto), as shown on the audited financial statements of the Seller for the fiscal year ended December 31, 1997; provided, however, that the book value of such fixed assets shall not exceed $1,569,613;

                              (iii) $926,490, representing 100% of the net book
                  value of the intangible property of the LE Division, inclusive of goodwill and the Purchased Marks but exclusive of the Licensed Mark and Patent (as more fully set forth on Schedule 2.1(a) hereto), priced as shown on the audited financial statements of the Seller for the fiscal year ended December 31, 1997; provided, however, that the book value of such intangible property (exclusive of the Mace(R) trademark) shall not exceed $926,490, and

                              (iv) $650,000.00, payable to Trademark Corp. (as
                  hereinafter defined) representing a one-time fee in consideration for the use of the Licensed Mark and the Patent pursuant to the License Agreement.

                  (d) The Purchase Price shall be paid at the Closing by the Purchaser, in its sole and absolute discretion, in one of the following methods:

                              (i) 100% of the Purchase Price shall be paid in
                  cash, by wire transfer or certified or bank cashier's check, subject to adjustment as set forth in Section 2.4 hereof, of which the first $600,000 shall be held back and dealt with by the Purchaser as provided in Section 5.3(d) hereof, and the remainder thereof shall be paid directly to the Seller; or

                              (ii) The first $5,200,000 (or if the Purchase
                  Price is less, such lesser amount) of the Purchase Price shall be paid in cash, by wire transfer or certified or bank cashier's check, subject to adjustment as set forth in Section
                  2.4 hereof, and the remaining portion thereof shall be paid through the issuance of certificates registered in the Seller's name for an aggregate number of shares registered under the Securities Act and as to which no stop order is in effect of Common Stock (the "AHI Shares") having a value, as determined by the average closing price of the Common Stock on the American Stock Exchange for the ten consecutive trading day period ending three days prior to the Closing Date, of which a certificate representing such number of shares of Common Stock having a value of $600,000 (valued as described above) together with stock powers duly executed in blank and medallion guaranteed in appropriate form for transfer and with cash equal and to the extent the AHI Shares have a value of less than $600,000, shall be held back and dealt with as provided in Section 6.3(d) hereof. Notwithstanding the foregoing, the Purchaser shall be permitted to deliver AHI Shares which are not registered under the Securities Act, in the event additional time beyond the Closing Date, as hereinafter defined, is needed to comply with the Securities Act with respect to the filing of a post-effective amendment or a prospectus supplement to its Registration Statement on Form S-4, Registration No. 333-38759, pursuant to which the AHI Shares will be issued; provided, however that if the AHI Shares are not registered under the Securities Act by the first Release Date, as hereinafter defined, then the Seller shall return the AHI Shares to the Purchaser within ten (10) days of such Release Date in exchange for payment of the balance of Purchaser Price (to the Seller and/or the Holdback Account, as appropriate) in cash as set forth above.

                  (e) Neither AHI nor the Purchaser shall assume or be responsible for any obligation or liability of the Seller of any nature, fixed, absolute, accrued, contingent or otherwise, except for contracts, purchase orders and similar obligations included in the Purchased Assets.

                  (f) The Purchaser shall determine allocations among the Purchased Assets and shall submit such allocations to the Seller and the parties agree to file tax returns consistent with such allocations.

                  (g) With respect to any properties or assets sold hereunder that cannot be physically delivered to the Purchaser because they are in the possession of third parties or otherwise, the Seller shall give irrevocable instructions to the party in possession thereof, if such be the case, with copies to the Purchaser, that all right, title, and interest therein have been vested in the Purchaser and that the same are to be held for the Purchaser's exclusive use and benefit.

                  (h) Except as set forth on Schedule 2.1(h), to the extent that the assignment by the Seller to the Purchaser of any contract, agreement, instrument, lease, license, understanding, or arrangement to be assigned to the Purchaser hereunder shall require the consent of a party other than the Seller which has not been obtained by the Closing and if AHI and the Purchaser shall nevertheless elect to consummate the transactions contemplated by this Agreement, this Agreement shall not constitute an agreement to assign the same if an attempted assignment without such consent would constitute a breach thereof unless the Purchaser before or at the Closing elects in a writing delivered to Seller, specifically identifying such absent consent, to waive such consent. Except as set forth on Schedule 2.1(h), nothing in this Section 2.1(h) regarding such non-assignment or such election shall limit any rights AHI or the Purchaser may have against the Seller as a result of the failure to obtain such consent.

            ss.2.2 The Closing

                  The closing of the transactions contemplated by this Agreement shall take place at the offices of Kane Kessler, P.C., 1350 Avenue of the Americas, New York, New York, at 10:00 A.M., New York time on or about June 1, 1998, or such other date, time or place as the parties may agree (the "Closing Date"); provided, however, that the Seller shall be permitted to delay the Closing Date for up to a maximum of forty-five (45) days to the extent required to comply with (i) any rules and regulations of the Nasdaq National Market System requiring shareholder approval of the transactions contemplated hereby, and (ii) the Exchange Act with respect to the distribution of an Information Statement to the Seller's stockholders and the filing of such Information Statement with the Commission. The closing of the transactions contemplated by this Agreement is herein called the "Closing."

            ss.2.3 Transactions at the Closing

                  The following transactions shall take place at the Closing:

                  (a) The Seller shall deliver to the Purchaser all such bills of sale, assignments, evidences of consent, and other instruments or documents as in the opinion of the Purchaser and its counsel may be necessary or desirable to evidence or perfect the sale, assignment, transfer, and conveyance of good and marketable title to the Purchased Assets, in each case free and clear of all liens, mortgages, security interests, pledges, charges, and encumbrances. The Seller shall also deliver to the Purchaser all books and records of the Seller relating to or used in the business of the LE Division, or copies thereof to the extent such books and records are also used by Seller in connection with its operation of the Consumer Division.

                  (b) The Purchaser shall pay the Purchase Price to the Seller, in accordance with Section 2.1(c) and (d) hereof.

            ss.2.4 Right of the Purchaser to Withhold Future Payments

                  Without limiting such other rights as AHI or the Purchaser may have, if, prior to the time the Purchase Price, including, if applicable, the AHI Shares, are delivered pursuant to Section 2.1(d), the Purchaser has actual knowledge (as defined in Section 5.2) of a breach of any representation, warranty, covenant, or agreement of the Seller contained in this Agreement, the Purchaser shall give written notice thereof to the Seller, who shall then have ten (10) days to cure, or commence a cure which can and shall be completed within thirty (30) of such commencement, but in no event later than June 30, 1998, of any such breach (during which time the Closing shall be delayed). After the expiration of any such ten (10) day period, if such breach shall continue, the Closing shall, at the election of the Purchaser, be held provided that the Purchaser may deduct from the cash portion of the Purchase Price payable pursuant to Section 2.1(d)(i) or (ii) hereof an amount, which shall in no event exceed $400,000.00, which the Purchaser in good faith believes to be, equal to the aggregate of Liabilities, as hereinafter defined incurred or demonstrably in prospect of being incurred by AHI or the Purchaser in connection with such breach. The Seller shall then have thirty (30) days after the Closing to give notice to the Purchaser of any objections to the amount of such deduction. If no such notice of objection is given, then the deduction made by the Purchaser shall be final and binding on the Seller. If notice of objection is given, the parties shall consult with each other with respect to the objections. If the parties are unable to reach agreement within thirty (30) days after the notice of objection has been given, the issue as to whether a breach occurred shall be resolved by arbitration in accordance with Section 8.19 hereof and the amount of any adjustment shall be determined by an Unrelated Accounting Firm. Such resolution shall be final and binding on the parties. Any adjustments in favor of the Seller made by the Unrelated Accounting Firm shall be paid to the Seller with interest accruing from the Closing Date at the thirty (30) day treasury rate. The fees and expenses of the arbitrators and the Unrelated Accounting Firm shall be paid half by the Seller and half by the Purchaser. Notwithstanding the foregoing, within twelve months following the Closing, the Purchaser shall submit to the Seller written documentation of all Liabilities incurred by the Purchaser as a direct result of any breach that causes a reduction in the amount payable to the Seller at Closing pursuant to this Section 2.4. The Purchaser shall pay to the Seller the amount by which the actual Liabilities incurred by the Purchaser as a result of any such breach is less than any such deducted amount. In the same manner the Seller shall reimburse the Purchaser the amount by which the Liabilities actually incurred by the Purchaser as a result of such breach exceeds any amount deducted pursuant to this Section 2.4.

                                   ARTICLE III

                  Representations and Warranties of the Seller

            In order to induce AHI and the Purchaser to enter into this Agreement and the License Agreement and to consummate the transactions contemplated hereby, the Seller makes the representations, warranties and covenants set forth below to AHI and the Purchaser. For purposes of this Article III, all references to the LE Division shall be deemed to include the Purchased Marks, the Licensed Mark and the Patent.

            ss.3.1 Organization

                  (a) The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Seller is duly qualified to transact business in all jurisdictions where the ownership or leasing of the Purchased Assets or the conduct of the business of the LE Division requires such qualification. Each jurisdiction in which the Seller is so qualified is listed on Schedule 3.1 hereto. The Seller has the requisite corporate power and authority to own or lease and operate its properties and conduct the business of the LE Division as presently conducted.

                  (b) Trademark Corp. , is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Trademark Corp. is duly qualified to transact business in all jurisdictions where the ownership or leasing of the Licensed Mark requires such qualification. Trademark Corp. has the requisite corporate power and authority to own and license the Licensed Marks.

            ss.3.2 Authorization; Enforceability

                  The Seller has the corporate power and authority to execute, deliver and perform this Agreement. This Agreement and all other documents to be executed and delivered by the Seller and/or Trademark Corp. pursuant to this Agreement has been or will be duly authorized, executed and delivered and, when executed and delivered, will constitute the legal, valid and binding obligations of the Seller or Trademark Corp., as applicable, enforceable in accordance with their respective terms, except to the extent that their enforcement is limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity.

            ss.3.3 No Violation or Conflict

                  The execution, delivery and performance of this Agreement and the documents attached as Exhibits hereto, as applicable, by the Seller, and the Security Agreement (as hereinafter defined), by Trademark Corp. and the consummation by the Seller and Trademark Corp. of the transactions contemplated hereby and thereby: (a) except as forth on Schedule 3.3 do not violate or conflict with any provision of law or regulation (whether federal, state or local), or any writ, order or decree of any court or governmental or regulatory authority, or any provision of the Seller's Certificate of Incorporation or Bylaws; and (b) except as set forth on Schedule 3.3 hereto, do not, with or without the passage of time or the giving of notice, or both, result in the breach of, or constitute a default, cause the acceleration of performance or require any consent under, or result in the creation of any lien, charge or encumbrance upon any of the Purchased Assets, Licensed Mark or the Patent, (other than pursuant to the Security Agreement) pursuant to any instrument or agreement to which the Seller or Trademark Corp. is a party or by which the Seller or Trademark Corp. or their respective properties may be bound or affected, other than instruments or agreements as to which consent shall have been obtained or waived at or prior to the Closing.

            ss.3.4 Consents of Governmental Authorities and Others

                  Except as set forth on Schedule 3.4 hereto, no consent, approval or authorization of, or registration, qualification or filing with, any federal, state or local governmental or regulatory authority, or any other Person, is required in connection with the execution, delivery or performance of this Agreement by the Seller or the consummation by the Seller of the transactions contemplated hereby.

            ss.3.5 Conduct of Business

                  Except as disclosed on Schedule 3.5 hereto, since December 31, 1997, the Seller has conducted business of the LE Division in the ordinary and usual course and there has not occurred any material adverse change in the condition (financial or otherwise), results of operations, por business of the LE Division or the Purchased Assets. Without limiting the generality of the foregoing, except as disclosed on Schedule 3.5 hereto, since December 31, 1997, the Seller has not, with respect to or affecting the LE Division or its liabilities or the Purchased Assets: (a) suffered any damage, destruction or loss, whether or not covered by insurance, on any of its properties, assets, or business used in the operation of the LE Division; (b) granted or made any mortgage or pledge or subjected any of its properties or assets used in the operation of the LE Division or the Purchased Assets to any lien, charge or encumbrance of any kind, except liens for taxes not currently due other than liens and encumbrances that will be released at or prior to the Closing; or (c) received notice of any material adverse change in its relationship with any financial institution, customer or supplier with which it currently does business, nor is it aware of any circumstances that could reasonably lead to such a change, nor does the Seller have any knowledge of any of the foregoing.

            ss.3.6 Litigation

                  Except as set forth on Schedule 3.6 hereto, there are no actions, suits, investigations, claims or proceedings ("Litigation") pending or, to the knowledge of the Seller, threatened before any court or by or before any governmental or regulatory authority or arbitrator, (a) affecting the LE Division (as plaintiff or defendant) which could reasonably be expected to, have a material adverse effect on the condition (financial or otherwise), results of operations, or business of the LE Division or (b) against the Seller relating to the Purchased Assets, the transactions contemplated by this Agreement or product liability or similar liability and there exist no facts or circumstances known to Seller creating any reasonable basis for the institution of any such action, suit, investigation, claim or proceeding described above. Schedule 3.6 reflects whether or not Litigation referred to thereon is covered by Seller's insurance policies for product liability.

            ss.3.7 Brokers

                  The Seller has not employed any financial advisor, broker or finder, with respect to which the Purchaser has incurred or will incur any broker's, finder's, investment banking or similar fees, commissions or expenses in connection with the transactions contemplated by this Agreement.

            ss.3.8 Compliance

                  The Seller, with respect or relating to the LE Division and the Purchased Assets is in material compliance with all federal, state, local and foreign laws, ordinances, regulations, judgments, rulings, orders and other requirements applicable to it including, without limitation, those relating to
(a) the development, manufacture, packaging, distribution and marketing of products and (b) employment, safety and health. The Seller is not subject to any judicial, governmental or administrative order, judgment or decree which relate to or bind the LE Division or the Purchased Assets. The Purchaser has been furnished with true and correct copies of all material reports of inspections of the LE Division through the date hereof, under all applicable federal, state, foreign and local laws and regulations.

            ss.3.9 Rights, Warrants, Options

                  Except as set forth in Schedule 3.9 hereto, there are no outstanding (a) securities or instruments convertible into or exercisable for any of the capital stock or other equity interests of the Seller; (b) options, warrants, subscriptions or other rights to acquire capital stock or other equity interests of the Seller; or (c) commitments, agreements or understandings of any kind, including employee benefit arrangements, relating to the issuance or repurchase by the Seller of any capital stock or other equity interests of the Seller.

            ss.3.10 Financial Statements and Other Financial Information

                  The Seller has previously delivered to the Purchaser true and complete copies of certain financial information other than projections (the "Financial Information"), it being understood that any portions thereof pertaining exclusively to the Consumer Division may be deleted. The Financial Statements and the Financial Information: (a) have been prepared in accordance with the books of account and records of the Seller; and (b) fairly present, and are true, correct and complete statements in all material respects of the Seller's financial condition and the results of its operations at the dates and for the periods specified therein; and (c) have been prepared in accordance with GAAP consistently applied with prior periods.

            ss.3.11 Title to Personal Property

                  The Seller has, or will have as of the Closing, good and marketable title to the Purchased Assets, free and clear of any security interests, liens, claims, charges or encumbrances whatsoever, except as set forth in Schedule 3.11 hereto or specifically identified as such in the December 31, 1997 Financial Statements. Except for the Leases specifically identified in
Schedule 3.11 hereto, there are no assets owned by any third party which are used in the operation of the LE Division, as presently conducted.

            ss.3.12 Board Approval

                  The Board of Directors of the Seller and of Trademark Corp. has approved this Agreement, the License Agreement and the transactions contemplated hereby and thereby, in accordance with applicable law and as of the Closing Date the Board of Directors of Trademark Corp. will have approved the License Agreement, as hereinafter defined, and the Security Agreement.

            ss.3.13 Insurance

                  Schedule 3.13 sets forth a true and complete list of all material insurance policies, exclusive of worker's compensation policies and directors and officer's insurance (the "Insurance Policies") providing insurance coverage of any nature used in the operation of the LE Division. The Seller has previously made available to Purchaser a true and complete copy of all of such insurance policies, as amended to the date hereof. Such policies are sufficient for compliance by the Seller with all requirements of law and all agreements to which the Seller is a party or by which any of its assets are bound. All of such policies are in full force and effect and are valid and enforceable in accordance with their terms, and the Seller has complied with all material terms and conditions of such policies, including premium payments. None of the insurance carriers has indicated to the Seller an intention to cancel any such policy. Except as set forth on Schedule 3.13, the Seller has no material claim pending against any of the insurance carriers under any of such policies relating to the LE Division and Seller has no knowledge of any actual or alleged occurrence which could reasonably be expected to give rise to any such claim.

            ss.3.14 Licenses

                  Schedule 3.14 hereto lists all authorizations, consents, approvals, franchises, licenses, including operating licenses, and permits required under applicable law or regulation for the operation of the LE Division as presently operated (the "Governmental Authorizations"). Schedule 3.14 hereto also lists all products of the LE Division which are exported by part number (listed under "item") and commodity jurisdiction export numbers (listed under "class") and also lists all products of the LE Division which are exported but that do not require Governmental Authorizations. All the Governmental Authorizations have been duly issued or obtained and are in full force and effect, and the Seller is in compliance with the terms of all the Governmental Authorizations. The Seller does not have any knowledge of any facts which could reasonably be expected to cause it to believe that the Governmental Authorizations will not be renewed by the appropriate governmental authorities in the ordinary course. Neither the execution, delivery nor performance of this Agreement shall adversely affect the status of any of the Governmental Authorizations.

            ss.3.15 Proprietary Rights

                  Set forth on Schedule 3.15(a) hereto is a list of (i) the Purchased Marks, and (ii) books and other records containing each formulation, procedure, process, trade secret, know-how and proprietary information, including the formulations, procedures, processes, trade secrets, know-how and proprietary information licensed pursuant to the License Agreement ("Licensed Formulations") or used or necessary in connection with the operation of the LE Division (together with the licensed Formulations, the "Formulations"). Except as set forth on Schedule 3.15(a) hereto: (a) the Seller is the sole and exclusive owner of all right, title and interest in and to all of the trademark registrations and applications for the Purchased Marks and the Licensed marks listed on Schedule A to License Agreement (the "Schedule A Marks") and has the right to use all such intellectual property and to license the Licensed Marks, the Patent and the Licensed Formulations; (b) no royalties or fees (license or otherwise) are payable by the Seller to any Person by reason of the ownership or use of any of the Purchased Marks, Licensed Marks, Patent or Formulations (collectively, the "Intangible Property"); (c) there have been no claims made against the Seller asserting the invalidity, abuse, misuse, or unenforceability of the Licensed Marks and the Purchased Marks (the "Marks") and with respect to the Schedule A Marks and the Purchased marks only (the "Premier Marks"), Seller has no knowledge of the existence of any reasonable grounds for any such claims;
(d) the Seller has not made any claim of any violation or infringement by others of its rights in the Marks and, with respect to the Premier Marks only, Seller has no knowledge of any reasonable grounds for such claims to exist; (e) to the Seller's knowledge, the use of the Marks is not infringing upon the asserted rights of others and, to the Seller's actual knowledge, none of the use of the Intangible Property by the Seller, the operation of the LE Division, the manufacture of its products, nor are the Formulations infringing upon any rights of others; (f) the Intangible Property includes all rights necessary for the Seller to be engaged in the business of the LE Division as presently being conducted; (g) to Seller's good faith belief, the consummation of the transactions contemplated hereby will not alter or impair the Marks; (h) no interest of the Seller's rights to any of the Marks has been assigned, transferred, licensed or sublicensed by the Seller to third parties, other than to AHI or an Affiliate of AHI; (i) to the extent that any item constituting part of the Intangible Property has been registered with, filed in or issued by, as the case may be, any governmental or other regulatory authority, such registrations, filings or issuances are listed on Schedule 3.15(a) hereto, and, to Seller's knowledge, remain in full force and effect.

                  Notwithstanding the foregoing, Seller makes no representations or warranty that the Patent or Marks or any registration covered by this Agreement are valid or that any Formulation constitutes legally protected proprietary information. Furthermore, it is understood and agreed that Seller makes no representation or warranty that AHI's or Purchaser's or any of their respective Affiliate's exercise of any rights under this Agreement will not result in the infringement of any rights of a third party. Seller shall have no liability to AHI or Purchaser or any of their respective Affiliates for any damages of any kind resulting from the infringement of the rights of any third party as a result of the exercise of the rights granted under the License Agreement or as a result of any determination that any or all of the Marks or Patent or any registrations are invalid or unenforceable or any determination that the Formulations are not legally protected as confidential proprietary information.

            ss.3.16 Major Customers and Suppliers; Supplies

                  Attached as Schedule 3.16 hereto is a list of the ten (10) largest customers (measured by dollar volume) of the LE Division and all suppliers of significant goods or services used in the operation of the LE Division for the period ended December 31, 1997. Except as set forth in Schedule
3.16 hereto, there has not been and, to its knowledge, there will not be any material adverse change in the relations of the Seller with its respective suppliers, contractors, licensors and lessors used in the operation of the LE Division, as a result of the announcement or consummation of the transactions contemplated by this Agreement and the Seller has no knowledge that any of the Seller's suppliers used in the operation of the LE Division, has or is contemplating terminating its relationship with the LE Division of the Seller. To the Seller's knowledge, no such major customer or supplier has experienced any type of work stoppage or other material adverse circumstances or conditions that may materially adversely affect the Purchaser's future relationship with any such supplier. Except as set forth on Schedule 3.16, there are no pending disputes or controversies between any such supplier of the Seller, and to Seller's knowledge there exist no facts which in the future could reasonably be expected to impair the relationship of the Purchaser with such suppliers.

            ss.3.17 Tax Matters

                  All tax returns and tax reports required to be filed with respect to the LE Division have been timely filed (or appropriate extensions have been obtained or the issue has been remedied in accordance with applicable law) with the appropriate governmental agencies in all jurisdictions in which such returns and reports are required to be filed, all of the foregoing as filed are true, correct and complete and, in all respects, reflect accurately all liability for taxes of the Seller for the periods to which such returns relate, and all amounts shown as owing thereon have been paid. All income, profits, franchise, sales, use, value added, occupancy, property, excise, payroll, FICA, FUTA and other taxes (including interest and penalties), if any, collectible or payable by the Seller or relating to or chargeable against any of its assets, revenues or income through December 31, 1997, and through the Closing Date, were fully collected and paid by such date or provided for by adequate reserves in the December 31, 1997 Financial Statements and all similar items due through the Closing Date will have been fully paid by that date or provided for by adequate reserves.

            ss.3.18 Products

                  Except as set forth on Schedule 3.18 hereto, Seller has no knowledge of any set of facts (i) which could reasonably be expected to furnish a basis for the recall, withdrawal or suspension of any product, governmental license, approval or consent of any governmental or regulatory agency with respect to any product manufactured, developed, distributed or sold by the LE Division (the "Products"), (ii) which could reasonably be expected to furnish a basis for the recall, withdrawal or suspension by order of any state, federal or foreign court of law of any Product, or (iii) which could reasonably be expected to cause the Seller to recall, withdraw or suspend any such Product from the market or to change the marketing classification of any such Product. True, correct and complete copies of all material correspondence received or sent by or on behalf of the Seller relating to violations of governmental laws, rules or regulations affecting the LE Division during the past year.

            ss.3.19 Solvency

                  The Seller is able to pay its debts as they mature and, to the best of its knowledge, the transfer of the Purchased Assets by the Seller to Purchaser in accordance with the terms of this Agreement shall not constitute a voidable preference or transfer in fraud by any creditor of the Seller under applicable federal or state insolvency law.

            ss.3.20 Inventories

                  The Seller has and, until the Closing, will continue to have adequate quantities and types of inventory to enable it to conduct the business of the LE Division as presently conducted and as anticipated to be conducted. Except as set forth on Schedule 3.20 hereto, all inventory of the Seller and all fixed and tangible assets which are included in the Purchased Assets is located in its warehouse facility in Bennington, Vermont. Schedule 3.20 discloses the locations of such assets.

            ss.3.21 Absence of Certain Business Practices

                  Except as set forth in Schedule 3.21, none of the Seller, its related parties or any Affiliate of the Seller, or to its knowledge, any other Person acting on behalf of the Seller, acting alone or together, has with respect to the business or activities of the LE Division: (a) received, directly or indirectly, any rebates, payments, commissions, promotional allowances or any other economic benefits, regardless of their nature or type, from any customer, supplier, trading company, shipping company, governmental employee or other Person with whom the Seller has done business directly or indirectly; or (b) directly or indirectly, given or agreed to give any gift or similar benefit to any customer, supplier, trading company, shipping company, governmental employee or other Person who is or may be in a position to help or hinder the business of the Seller (or assist the Seller in connection with any actual or proposed transaction) which (i) may subject the Seller to any material damage or any penalty in any civil, criminal or governmental litigation or proceeding, (ii) if not given in the past, may have had a material adverse effect on the assets, business or, operations of the Seller as reflected in the Financial Statements or (iii) if not continued in the future, may materially adversely affect the condition (financial or otherwise), business or results of operations of the LE Division or subject the LE Division to suit or penalty in any private or governmental litigation or proceeding.

            ss.3.22 Accounts and Notes Receivable

                  In order to facilitate the Seller's continued collection thereof, the Seller has delivered or will deliver as of the Closing Date to Purchaser a true and complete aged list of unpaid accounts and notes receivable owing to the Seller in connection with its operation of the LE Division as of December 31, 1997, March 31 , 1998 and as of the Closing Date (together with the Closing Date Receivables referred to in Section 5.12, the "Receivables"). All of the Receivables (as in effect as of the Closing Date constitute or will constitute as of the Closing Date only bona fide, valid and binding claims arising in the ordinary course of the Seller's operation of the LE Division, subject to no valid counterclaims or setoffs, at the aggregate recorded amount thereof subject to normal reserves for doubtful accounts.

            ss.3.23 LE Division Assets

                  The Purchased Assets, except for the Excluded Assets and any Copyright interests owned by parties other than the Seller, include all assets owned or used by the Seller which relate to or are used or useful in the operation of the LE Division or the manufacture or development of the Products.

            ss.3.24 Disclosure

                  The Seller has filed or will file, within required time periods, in compliance with applicable law, all reports, registration statements and filings, including any necessary amendments thereto ("Filings"), required to be filed by it pursuant to the Exchange Act and the Securities Act. No representation or warranty of the Seller contained in this Agreement, and no statement, report, Filing or certificate furnished by or on behalf of the Seller pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary in order to make the statements contained herein or therein not misleading or omits or will omit to state a material fact necessary in order to provide the Seller's stockholders with full and proper information as to the business, financial condition, or results of operations of the LE Division.

                                   ARTICLE IV

             Representations and Warranties of AHI and the Purchaser

                  In order to induce the Seller to enter into this Agreement and to consummate the transactions contemplated hereby, AHI and the Purchaser, jointly and severally, make the representations and warranties set forth below to the Seller.

            ss.4.1 Organization; Standing and Power

                  Each of AHI and the Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation. Each of AHI and the Purchaser is, or will be as of the Closing Date, duly qualified to transact business as a foreign corporation in all jurisdictions where the ownership or leasing of its respective properties or the conduct of its respective businesses requires such qualification. Each of AHI and the Purchaser has all requisite corporate power and authority to execute, deliver and perform this Agreement and to consummate the transactions contemplated hereby.

            ss.4.2 Authorization; Enforceability

                  The execution, delivery and performance of this Agreement by AHI and the Purchaser and the consummation by AHI and the Purchaser of the transactions contemplated hereby have been duly authorized by all requisite corporate action on the part of AHI and the Purchaser. This Agreement and any and all other documents to be executed and delivered by AHI and the Purchaser pursuant to this Agreement have been duly executed and delivered by AHI and the Purchaser, and constitutes the legal, valid and binding obligation of AHI and the Purchaser, enforceable in accordance with their terms, except to the extent that their enforcement is limited by bankruptcy, insolvency, reorganization or other laws relating to or affecting the enforcement of creditors' rights generally and by general principles of equity.

            ss.4.3 No Violation or Conflict

                  The execution, delivery and performance of this Agreement by AHI and the Purchaser and the consummation by AHI and the Purchaser of the transactions contemplated hereby: (a) except as set forth on Schedule 3.3 do not violate or conflict with any provision of law or regulation (whether federal, state or local), or any writ, order or decree of any court or governmental or regulatory authority, or any provision of AHI's or the Purchaser's Certificate of Incorporation or Bylaws; and (b) except as set forth on Schedule 3.3 hereto, do not, with or without the passage of time or the giving of notice, or both, result in the breach of, or constitute a default, cause the acceleration of performance or require any consent under, any instrument or agreement to which AHI or the Purchaser is a party or by which AHI or the Purchaser or their respective properties may be bound or affected, other than instruments or agreements as to which consent shall have been obtained or waived at or prior to the Closing.

            ss.4.4 Validity of AHI Common Stock

                  The AHI Shares, when issued in accordance with the terms and provisions of this Agreement, will be validly authorized, validly issued, fully paid and nonassessable. Such AHI Shares shall be of the same class and having the same rights as the duly authorized shares of Common Stock. Except as set forth in Section 2.1(d), as of the Closing Date, the AHI Shares have been or will be registered with the Commission under the Securities Act, such registration statement is or shall be declared effective and no stop order shall be in effect as of the Closing Date, with respect to the AHI Shares.

            ss.4.5 Brokers

                  Neither AHI nor the Purchaser has employed any financial advisor, broker or finder with respect to which the Seller will incur any broker's, finder's, investment banking or similar fees, commissions or expenses, in connection with the transactions contemplated by this Agreement.

                                    ARTICLE V

                              Additional Agreements

            ss.5.1 Survival

                  The representations, warranties, covenants and agreements of AHI, the Purchaser and the Seller set forth in this Agreement shall survive the Closing Date for a period of one year; provided, however, that such limitation shall not apply with respect to any action based upon wrongful intent or fraudulent actions, or wrongfully intentional: misrepresentations or breaches of any party.

            ss.5.2 Investigation

                  The representations, warranties, covenants and agreements set forth in this

Agreement shall not be affected or diminished in any way by any investigation (or failure to investigate) at any time by or on behalf of the party for whose benefit such representations, warranties, covenants and agreements were made; provided, however, that each of the parties hereto agrees not to intentionally conceal, prior to the Closing, from the other parties hereto, any actual knowledge of any breach of any of such representations, warranties, covenants and agreements. With respect to AHI or the Purchaser, the phrase "actual knowledge" means the conscious awareness of Rob Schiller, Debbie Conley, Michael Elliot, and, with respect to inventory only, Ken Kichner. All statements contained herein or in any schedule, certificate, exhibit, list or other document delivered pursuant hereto, shall be deemed to be representations and warranties for purposes of this Agreement.

            ss.5.3 Indemnification

                  (a) By Seller. Subject to the limitations set forth in Section 5.1, the Seller agrees to indemnify and hold harmless AHI, the Purchaser, and their respective directors, officers, employees and agents from, against and in respect of, the full amount of any and all liabilities, actions, suits, proceedings, damages, claims, deficiencies, fines, assessments, judgments, losses, taxes, penalties, interest, costs and expenses, including, without limitation, reasonable fees and disbursements of counsel ("Liabilities"), arising from, (i) any breach or violation of any of the representations, warranties, covenants or agreements of the Seller contained in this Agreement or any agreement referred to herein and delivered at or prior to the Closing; (ii) any act or failure to act of the Seller or the conduct of its business arising or occurring on or prior to the Closing Date without regard to whether such claim exists on the Closing Date or arises at any time thereafter in respect of or relating to, directly or indirectly, the Purchased Assets, the Licensed Mark or the Patent; (iii) any obligation or liability of the Seller of any nature, fixed, absolute, accrued, contingent or otherwise, not assumed by AHI or the Purchaser in accordance with this Agreement, including any obligation or liability relating to any product distributed, manufactured or sold by the Seller prior to or after the Closing Date; (iv) any third party claims relating to the use by the Seller of the Licensed Marks, the Patent or the formulations licensed pursuant to the License Agreement that do not arise primarily out of or relate primarily to any act or failure to act on the part of the Purchaser or AHI; (v) any breach or violation of the Non-Compete Agreements by the parties thereto, provided, however, that, the Seller shall have no obligation to the Purchaser under this clause (v) for any actions other than by the Seller; (vi) any sale by the Purchaser of any of the Products in accordance with Section 5.15 hereof, to the extent any such Liability arises out of any act or failure to act on the part of the Seller prior to the Closing Date; (vii) any failure by the Seller to comply with any applicable "bulk sales, "bulk transfer" or similar laws including the time period and other requirements thereof as then in effect (the "Bulk Sale Provisions"); and (viii) any violation or alleged violation of any Environmental Laws relating to the Purchased Assets.

                  (b) By AHI and the Purchaser. Subject to the limitations set forth in Section 5.1, AHI and the Purchaser agree, jointly and severally, to indemnify and hold harmless the Seller and its directors, officers, employees and agents, from, against and in respect of, the full amount of any and all Liabilities arising from (i) any breach or violation of any of the representations, warranties, covenants or agreements of AHI or the Purchaser contained in this Agreement or any agreement referred to herein and delivered at or prior to the Closing; (ii) any act or failure to act relating to the operation by the Purchaser or AHI of the Purchased Assets, the Licensed Mark, the Patent or the Formulations occurring from and after the Closing Date that does not arise primarily out of or relate primarily to any act or failure to act on the part of the Seller; and

(iii) the sale of any Product by AHI or the Purchaser from and after the Closing Date, except to the extent that any such Liability arises out of any act of or failure to act on the part of the Seller that occurred prior to the Closing Date; provided, however, that such indemnification shall not cover or apply to any liability for sales taxes imposed upon the Purchaser under applicable law.

                  (c) Indemnity Procedure. A party or parties hereto agreeing to be responsible for or to indemnify against any matter pursuant to this Agreement is referred to herein as the "Indemnifying Party" and the other party or parties claiming indemnity is referred to as the "Indemnified Party".

                        (i) An Indemnified Party under this Agreement shall, with respect to claims asserted against such party by any third party, give written notice to the Indemnifying Party of any liability which might give rise to a claim for indemnity under this Agreement within sixty (60) business days of the receipt of any written claim from any such third party, but not later than twenty (20) days prior to the date any answer or responsive pleading is due, and with respect to other matters for which the Indemnified Party may seek indemnification, give prompt written notice to the Indemnifying Party of any liability which might give rise to a claim for indemnity; provided, however, that (i) any failure to give such notice will not waive any rights of the Indemnified Party except to the extent the rights of the Indemnifying Party are materially prejudiced, and (ii) with respect to claims by a party hereto, the Indemnifying Party shall have a period of twenty (20) days in which to cure or otherwise remedy any claim, provided, that if such breach or claim can be cured within sixty (60) days, the Indemnified Party shall have up to sixty (60) days in which to cure such claim and the parties shall first reasonably attempt to settle any disputes regarding the amount of indemnification through direct discussions.

                        (ii) With respect to claims by a third party, the Indemnifying Party shall have the right, at its election, to take over the defense or settlement of such claim by giving written notice to the Indemnified Party at least fifteen (15) days prior to the time when an answer or other responsive pleading or notice with respect thereto is required. If the Indemnifying Party makes such election, it may conduct the defense of such claim through counsel of its choosing (subject to the Indemnified Party's approval of such counsel, which approval shall not be unreasonably withheld), shall be solely responsible for the expenses of such defense and shall be bound by the results of its defense or settlement of the claim. The Indemnifying Party shall not settle any such claim without prior notice to and consultation with the Indemnified Party, and no such settlement involving any equitable relief or which might have an adverse effect on the Indemnified Party may be agreed to without the written consent of the Indemnified Party (which consent shall not be unreasonably withheld). So long as the Indemnifying Party is diligently contesting any such claim in good faith, the Indemnified Party may pay or settle such claim only at its own expense and the Indemnifying Party will not be responsible for the fees of separate legal counsel to the Indemnified Party, unless the named parties to any proceeding include both parties and representation of both parties by the same counsel would be inappropriate. If the Indemnifying Party does not make such election, or having made such election does not, in the reasonable opinion of the Indemnified Party proceed diligently to defend such claim, then the Indemnified Party may (after 20 days prior written notice to the Indemnifying Party, or such shorter period as may be necessary in order that the Indemnified Party's rights are not prejudiced), at the expense of the Indemnifying Party, elect to take over the defense of and proceed to handle such claim in its discretion and the Indemnifying Party shall be bound by any defense or settlement that the Indemnified Party may make in good faith with respect to such claim. In connection therewith, the

Indemnifying Party will fully cooperate with the Indemnified Party should the Indemnified Party elect to take over the defense of any such claim.

                        (iii) The parties agree to cooperate in defending such third party claims and the Indemnified Party shall provide such cooperation and such access to its books, records and properties as the Indemnifying Party shall reasonably request with respect to any matter for which indemnification is sought hereunder; and the parties hereto agree to cooperate with each other in order to ensure the proper and adequate defense thereof.

                        (iv) With regard to claims of third parties for which indemnification is payable hereunder, such indemnification shall be paid by the Indemnifying Party upon the earlier to occur of: (i) the entry of a judgment against the Indemnified Party and the expiration of any applicable appeal period, or if earlier, five (5) days prior to the date that the judgment creditor has the right to execute the judgment; (ii) the entry of an unappealable judgment or final appellate decision against the Indemnified Party; or (iii) a settlement of the claim in accordance herewith. Notwithstanding the foregoing, provided that there is no dispute as to the applicability of indemnification, the reasonable legal fees and expenses of counsel to the Indemnified Party shall be reimbursed on a current basis by the Indemnifying Party if such legal fees and expenses are a liability of the Indemnifying Party. With regard to other claims for which indemnification is payable hereunder, such indemnification shall be paid promptly by the Indemnifying Party upon demand by the Indemnified Party.

                  (d) Holdback Provisions. In order to secure the obligations of the Seller hereunder, the Purchaser will retain and hold back from the Purchase Price, $600,000 of the Purchase Price (the "Holdback Fund") in cash and/or stock (in accordance with Section 2.1(d) hereof), any cash portion of which will be deposited by the Purchaser in a segregated interest bearing account, and $480,000 of which will be released and remitted to the Seller on the 180th day following the Closing Date, and the remainder of which will be released from the Holdback Fund on the one year anniversary of the Closing Date (each, a "Release Date"). Should the Indemnified Party be notified of any claims made while any of the Holdback Funds are held by the Purchaser as set forth above, an amount equal to a reasonable estimate of the amount to be indemnified shall remain in escrow until the final resolution of such claim, notwithstanding the passing of a Release Date. Upon final resolution of any claim, the Purchaser shall have the right, to set-off and deduct from the Holdback Fund, upon written notice to the Seller, such cash or that number of AHI Shares having a value equal to the amount of any losses for which Seller is required to indemnify the Purchaser pursuant to the provisions of Section 5.3(a) above. For purpose of this Section 5.3(d), the value of the AHI Shares shall equal the average closing price of AHI's Common Stock on the American Stock Exchange (or such other exchange as such shares may then be listed) for the ten consecutive trading day period ending three trading days prior to the date of determination. In the event any shares of AHI Common Stock are sold at the request of the Seller while held in the Holdback Fund, the proceeds of any such sale shall be remitted to and held as part of the Holdback Fund until released in accordance with the provisions of this Section. So long as there is no claimed breach of any representation, warranty, covenant or agreement by the Seller under this Agreement or the other agreements contemplated hereby, and subject to any rights in favor of third parties that may be granted by the Seller, the Seller shall be entitled to vote the AHI Shares in the Holdback Fund and to receive dividends thereon, when, as and if declared by the Board of Directors of AHI. Notwithstanding anything contained in this Section 5.3(d) to the contrary, including the passing of a Release Date, no cash or AHI Shares shall be released from the Holdback Fund until such time as the Warrant Shares (as defined in Section 6.1(n)) have been registered with the Commission under the Securities Act in accordance with the terms thereof.

                  (e) No indemnification payment shall be made pursuant to this
Section 5.3 unless and until the amounts the Indemnified Party would otherwise be entitled to receive as indemnification under this Section 5.3 exceeds $200,000, (which amount shall be reduced by claims for non-delivery of assets set forth on Schedule 5.5 on or prior to the due date therefor as set forth in
Section 5.5 based on the net book value thereof at December 31, 1997), excluding (for purposes of this Section 5.3(e) only) fees and expenses of counsel. If such amount exceeds $200,000 the Seller shall provide indemnification under this
Section 5.3 for all Liabilities to the extent they exceed $200,000.

                  (f) Notwithstanding the foregoing, each party assumes responsibility for the design and manufacture of products using the Formulations after the date hereof.

            ss.5.4 Preparation of Closing Date Schedule

                  The Seller shall conduct a physical count of all inventory included in the Purchased Assets during the three day period immediately preceding the Closing Date and shall prepare a schedule of the inventory included in the Purchased Assets as of the Closing Date, which shall identify inventory relating to orders set forth on Schedule 1.2 (the "Closing Date Schedule"). The Purchaser and its independent accountants shall have the right and opportunity to observe and confirm the taking of such inventory and shall be afforded access to the working papers and other records of the Seller and its accountants in connection with such inventory count. The inventory will be priced at the value shown on the audited books and records of the Purchaser at December 31, 1997, and shall be (i) increased by all inventory purchases in accordance with the terms hereof from December 31, 1997 through the Closing at the Seller's standard costs for such inventory, and (ii) decreased by (A) all sales of inventory from December 31, 1997 through the Closing and (B) all inventory relating to orders set forth on Schedule 1.2 (all such increases and decreases to inventory) valued consistent with the Seller's policies and procedures applied in the audited balance sheet dated December 31, 1997).

            ss.5.5 Delivery of Purchased Assets

                  The Seller shall pack, under the supervision of, and at the specific and reasonable direction of, the representatives of the Purchaser, all inventory, raw materials, work in process, finished goods and all of the other tangible Purchased Assets including inventory and equipment and shall forward such Purchased Assets from the Seller's plant to the location designated by the Purchaser in the United States, as promptly as practicable, but in no event later than ninety (90) days following the Closing Date. The cost of such packing and shipping shall be borne by the Seller to the extent of $200,000 evidenced by reasonably satisfactory books and records, and the Seller shall be responsible for such costs in excess of $200,000. Costs for purposes of this section shall include Seller's out of pocket costs (including salaries and benefits). Notwithstanding the foregoing, the Purchaser shall not take delivery of the Purchased Assets specified on Schedule 5.5 hereto until the earlier of to occur sixty (60) days following the Closing Date and the fulfillment of the orders set forth in Schedule 1.2 hereto, upon which occurrence the Seller shall pack such items at its own expense (in accordance with the Purchaser's reasonable specifications) and deliver them to the Purchaser within fifteen (15) days thereof.

            ss.5.6 CS Inventory

                  The Seller is in possession of a quantity of CS-1. To the extent that the Seller can convert any available quantity of the CS-1 to CS on a commercially reasonable basis, as determined in good faith by the Seller, the Seller shall offer for sale to the Purchaser, prior to offer or sale to any third party, such quantities of CS as the Purchaser, AHI or its Affiliates may, from time to time request (the "Offered CS"), at such prices to be agreed to from time to time by the parties, provided, however, that such prices shall at all times be $3.00 per pound less than the lowest available alternative price offered by suppliers of CS tear gas satisfying the military specification MIL-C-51029C, other than AHI of its Affiliates. The parties agree that the Seller shall have no obligation to maintain any quantity of CS tear gas. In the event the Purchaser desires to purchase the Offered CS but was unable to agree with the Seller to a purchase price, then the Offered CS shall not be offered to any third parties on terms more favorable than was required to be offered to the Purchaser in accordance with this Section 5.6.

            ss.5.7 Mark VI Molds

                  The Seller shall license to the Purchaser, as part of the License Agreement, the Patent for the Seller's Mark VI mold, the right to manufacture such mold and the right to use the Mark VI mold currently in the possession of AHI for use by the Purchaser for the remainder of such Patents' useful life for the sale of products in accordance with the terms and conditions set forth in the License Agreement. The Seller agrees to sell to AHI or its Affiliates, from time to time, a reasonable supply of Mark VI parts for use in connection with the sale of products for use by AHI or its Affiliates, at 1.5 times Seller's cost of manufacture for so long as Seller is manufacturing such parts. The License Agreement shall supersede any and all licenses or rights granted by the Seller to AHI, its Affiliates or the Purchaser with respect to such molds. The Seller agrees to give AHI and the Purchaser 90 days written notice prior to any sale by it of the Patent or the Mark VI mold of the material terms of such proposed sale.

            ss.5.8 Transition

                  The Seller agrees to assist the Purchaser with the transition of the Purchased Assets from the Seller to the Purchaser including the installation of the equipment comprising Purchased Assets at the facility designated by the Purchaser. In connection therewith, the Seller agrees to make the services of its employee, Bernard Graney (at his sole discretion no more than two consecutive days at a time), or another individual with comparable background and experience, available to the Purchaser at its offices in Wyoming, at mutually convenient times upon ten (10) days prior notice by the Purchaser, to assist with such transition, for an aggregate of fifteen (15) business days following the Closing Date. The Seller shall make such employee available to the Purchaser at its offices in Wyoming to assist with such transition, for such number of additional days as the Purchaser shall reasonably request as set forth above for a per diem fee equal to 130% of such employee's salary for each such day (computed on the basis of such employee's annual salary paid to him by the Seller during the year in which services are rendered) plus reasonable expenses of travel, lodging and meals.

            ss.5.9 Insurance Policies

                  The Seller agrees to maintain in full force and effect, until the fifth anniversary of the Closing Date, product liability insurance policies with companies having an "A" rating or better naming the Purchaser as an additional insured with respect to all Products in the amount of $1 million per occurrence, $3 million in the aggregate and a $2 million umbrella. The Purchaser agrees to maintain in full force and effect, until the seventh anniversary of the Closing Date, product liability insurance policies with companies having an "A" rating or better naming the Seller as an additional insured with respect to all Products using the Licensed Mark, the Patent, the Formulations or the Purchased Assets, in the amount of $1 million per occurrence, and $3 million in the aggregate and a $2 million umbrella. As proof of such insurance, each party will submit to the other a fully paid certificate of insurance naming the other party as an additional insured.

            ss.5.10 Bulk Sale

                  The Seller agrees to comply with all Bulk Sales Provisions applicable to the transactions contemplated hereby. The Seller agrees to pay when due and discharge (a) all claims of creditors and all taxes and interest and penalties and all other liabilities of any nature and which could be collected from the Purchaser by reason of the Seller's failure to fully comply with any of the Bulk Sales Provisions and (b) all sales and other state and local taxes owing by the Seller in respect of the operation of the LE Division up to and including the Closing Date.

            ss.5.11 Intellectual Property Assignment

                  (a) The Seller agrees to transfer and assign, at Closing, all of its right title and interest in and to the Licensed Mark and the Patent, to a newly formed wholly-owned subsidiary corporation of the Seller organized under the laws of the State of Delaware ("Trademark Corp.") having a duly adopted Certificate of Incorporation and By-Laws in the form attached hereto as Exhibit A (the "Organizational Documents") and By-Laws in the form reasonably acceptable to Purchaser. The Seller shall cause Trademark Corp. to license to the Purchaser, pursuant to a License Agreement substantially in the form attached hereto as Exhibit B (the "License Agreement"), the Licensed Mark and the Patent. The Seller shall pledge to the Purchaser all of its stock and any other interest that it owns in Trademark Corp., pursuant to a Pledge Agreement in the form attached hereto as Exhibit C (the "Pledge Agreement"). The Seller shall cause Trademark

Corp. to grant to the Purchaser a first priority security interest in the Licensed Mark and the Patent pursuant to a Security Agreement in the form attached hereto as Exhibit D (the "Security Agreement").

                  (b) During the term the term of the License Agreement the Seller shall not, (i) alter, amend or repeal or permit the same to occur (without the unanimous consent of the Board of Directors of Trademark Corp.) any of the provisions of the Organizational Documents of Trademark Corp. (the "Charter"), (ii) take or permit to be taken any action in violation of the Organizational Documents, (iii) make loans to Trademark Corp. provided it may make capital contributions from time to time due, (iv) transfer, assign or otherwise convey any interest in Trademark Corp. to any Person, other than AHI or the Purchaser, that does not agree to be bound by the terms of this Section 5.11(b), the Pledge Agreement and the Security Agreement, or (v) cause the Trademark Corp. to pledge or encumber any of its assets unless such pledge or encumbrance is subordinated to the security interest of AHI and the Purchaser under the Pledge Agreement and the holder thereof agrees in writing to waive the right to file an involuntary bankruptcy petition against Trademark Corp. with regard to such debt. The Seller shall cause and maintain at all times the election of one designee of Licensee (under the License Agreement) to the Board of Directors of Trademark Corp.

            ss.5.12 Receivables

                  The Seller will deliver to the Purchaser a true and complete aged list of unpaid accounts and notes receivable owing to the Seller in connection with its operation of the LE Division as of the Closing Date (the "Closing Date Receivables").

            ss.5.13 Issuance of Warrant

                  The Seller shall issue to AHI at the Closing the Warrant (as defined in Section 6.1(n) hereof), which Warrant shall include, but not be limited to, the terms described in Section 6.1(n) hereof.

            ss.5.14 Information Statement

                  As soon as is practicable following the execution of this Agreement by the parties, but in no event more than fifteen (15) days following execution hereof so long as Seller is provided the information with respect to AHI and/or the Purchaser that is required to be contained in the Information Statement, the Seller shall prepare and file with the Commission an Information Statement complying with the Exchange Act and the rules and regulations promulgated thereunder, and thereafter use its best efforts to timely respond to the Commission's comments thereto. The Seller further agrees to mail such Information Statement to its stockholders as soon as is practicable following the filing of the Information Statement with the Commission and the Seller's response to the Commission's comments thereto, if any. The Seller further agrees that the only subject to be addressed in the Information Statement shall be this Agreement and the transactions contemplated hereby. The Purchaser and AHI agree to reasonably cooperate with the Seller, and to provide reasonably requested information with respect to AHI and the Purchaser necessary to complete the Information Statement.

            ss.5.15 Backlog

                  (a) Upon the consummation of the transactions contemplated hereby on the Closing Date, the Backlog shall become the property of the Purchaser. The Purchaser shall pay to the Seller a commission on each Backlog order (the "Backlog Commission") shipped following the Closing Date in an amount equal to 25% of the gross profit on such order, based upon the Seller's standard costs, earned by the Purchaser on each such item of Backlog. For purposes of calculating commissions, gross profit shall be selling price less Seller's standard costs. The Backlog Commission shall be earned by and paid to the Seller by the Purchaser only upon the satisfaction of the account receivable of the Purchaser for such item of Backlog. The Purchaser shall pay the Backlog Commission in cash to the Seller within the earlier to occur of (i) two business days of an aggregate of $50,000.00 or more in outstanding Backlog Commissions being earned and owing to the Seller, and (ii) the fifteenth (15th) day of each month with respect to payment of Backlog Commissions earned during the prior month. Backlog Commission shall be deemed earned and owing to the Seller upon satisfaction of the account receivable for such item of Backlog.

                  (b) The Seller agrees that specifications for all Backlog orders shall be as set forth on Schedule 5.15 hereto. The Purchaser agrees to satisfy all specifications for Backlog orders set forth on Schedule 5.15 hereto and shall not be responsible for satisfying any specifications not set forth thereon. Schedule 5.15 shall be delivered at Closing.

                  (c) In the event any Product delivered or attempted to be delivered by the Purchaser to fill a Backlog order is returned by the customer due to the fault of the Purchaser in fulfilling such order, the estimated Backlog Commission (based upon the Seller's standard costs) shall be paid to the Seller. Such determination of fault shall be made in good faith by the Purchaser and the Seller; provided, however, that in the event the Purchaser and the Seller can not agree as to any such determination, such dispute shall be submitted to arbitration in accordance with Section 8.19 hereof.

                  (d) Notwithstanding anything in this Agreement to the contrary, from and after the date hereof, before agreeing to acceptance of any international order or any domestic order greater than $7,500.00 the Seller shall first provide the Purchaser with a gross margin report, copy of the purchase order and terms and product specifications, with respect thereto.

            5.16 Joint Obligations

            All agreements, covenants, representations and warranties contained herein on the part of the Purchaser shall be the joint obligation of AHI.

                                   ARTICLE VI

                       Conditions Precedent; Termination

            ss.6.1 Conditions Precedent to the Obligations of AHI and the Purchaser

                  Each and every obligation of AHI and the Purchaser to consummate the transactions described in this Agreement and any and all liability of AHI and the Purchaser to the Seller shall be subject to the fulfillment or waiver by AHI and Purchaser on or before the Closing

Date of the following conditions precedent:

                  (a) Representations and Warranties True. Each of the representations and warranties of the Seller contained herein or in any certificate or other document delivered pursuant to this Agreement or in connection with the transactions contemplated hereby shall be true and correct in all respects as of the Closing Date with the same force and effect as though made on and as of such date (except for changes specifically permitted by this Agreement), which shall include changes to the schedules as a result of occurrences following the execution date of this Agreement that are accepted by Purchaser in writing.

                  (b) Performance. The Seller shall have performed and complied in all material respects with all of the agreements, covenants and obligations under this Agreement to be performed or complied with by each of them on or prior to the Closing Date.

                  (c) No Adverse Change. Except as expressly permitted or contemplated by this Agreement, no event or condition shall have occurred which has materially adversely affected or may materially adversely affect in any respect the condition (financial or otherwise) results of operations or business of the LE Division since the date hereof.

                  (d) Certificates. The Seller shall have delivered to the Purchaser a certificate dated the Closing Date, certifying that the conditions specified in Section 6.1(a), (b) and (c) above have been fulfilled and as to such other matters as the Purchaser may reasonably request. The Secretary or Assistant Secretary of the Seller shall have delivered to the Purchaser a certificate, dated the Closing Date, certifying the names and signatures of the officers thereof authorized to sign this Agreement and the Exhibits hereto to which it is a party, the Certificate of Incorporation and Bylaws of the Seller, resolutions duly adopted by the Board of Directors of the Seller, which have not been rescinded or modified, authorizing the Agreement and the transactions contemplated hereby, and the good standing of the Seller as evidence by certificates of appropriate state authorities.

                  (e) No Litigation. No litigation, arbitration or other legal or administrative proceeding shall have been commenced or be pending by or before any court, arbitration panel or governmental authority or official, and no statute, rule or regulation of any foreign or domestic, national or local government or agency thereof shall have been enacted after the date of this Agreement, and no judicial or administrative decision shall have been rendered, which in each case enjoins or prohibits, or seeks to enjoin or prohibit, the consummation of all or any of the transactions contemplated by this Agreement.

                  (f) Consents. The Seller shall have obtained all authorizations, consents, waivers and approvals and given all notices as may be required to consummate the transactions contemplated by this Agreement including, but not limited to, approval of the Seller's stockholders, delivery of the Information Statement to its stockholders, notices to creditors of the Seller in respect of bulk transfer laws, if applicable, or otherwise.

                  (g) Opinion of Counsel. An opinion letter from counsel to the Seller addressed to AHI and the Purchaser, in form and substance satisfactory to the Purchaser shall have been delivered to AHI and the Purchaser at the Closing.

                  (h) License Agreement. The Trademark Corp. shall have entered into the License Agreement.

                  (i) Pledge Agreement. The Seller shall have entered into the Pledge Agreement.

                  (j) Security Agreement. The Seller shall have caused Trademark Corp. to enter into the Security Agreement.

                  (k) Non-Competition Agreements. The Seller shall have entered into on each of the Non-Competition Agreements in the forms attached hereto as Exhibits E and F, respectively (collectively, the "Non-Competition Agreement"). Each of Jon Goodrich, Chief Executive Officer of the Seller ("Goodrich") and certain the employees of the Seller whose names are set forth in Schedule 6.1(k) hereto shall have entered into non-competition and confidentiality agreements in the form reasonably acceptable to AHI and Purchaser;.

                  (l) Board Approval. The Board of Directors of AHI and the Purchaser shall have approved this Agreement and the transactions contemplated hereby.

                  (m) Competent Authority. The Seller shall have transferred to the Purchaser "Competent Authority," to the extent allowed by, and in accordance with applicable law, to enable the Purchaser to ship the Purchased Assets to the locations designated by the Purchaser.

                  (n) Warrant. The Seller shall have issued to AHI an immediately exercisable three (3) year Warrant, in the form reasonable acceptable to AHI (the "Warrant"), to purchase 300,000 shares of Mace Common Stock at an exercise price of $1.25 per share, having customary anti-dilution protection (the "Warrant Shares"). The principal terms of such Warrant shall include, but not be limited to, those terms set forth in this Section 6.1(n) and registration rights imposing an affirmative duty upon the Seller to use its best efforts to file with the Commission a registration statement on Form S-3 (or other appropriate form) under the Securities Act covering the Warrant Shares, have such registration statement declared effective by the Commission as soon as practicable following the Closing Date, but in no event later than 180 days following the Closing Date and keep such registration statement effective for a period of three years after it has been declared effective. All costs relating to such registration statement, other than underwriting commissions, discounts and related costs and the fees and expenses of counsel for AHI and the Purchaser incurred in connection therewith, shall be borne by the Seller.

                  (o) Closing Date Receivables. The Seller shall have delivered to the Purchaser or AHI the list of Closing Date Receivables.

            ss.6.2 Conditions Precedent to the Obligations of Seller

            Each and every obligation of Seller to consummate the transactions described in this Agreement and any and all liability of Seller to AHI and the Purchaser shall be subject to the fulfillment or waiver by Seller on or before the Closing Date of the following conditions precedent:

                  (a) Representations and Warranties True. Each of the representations and warranties of AHI and the Purchaser contained herein or in any certificate or other document delivered pursuant to this Agreement or in connection with the transactions contemplated hereby shall be true and correct in all respects as of the Closing Date with the same force and effect as though made on and as of such date.

                  (b) Performance. AHI and the Purchaser have performed and complied in all respects with all of the agreements, covenants and obligations required under this Agreement to be performed or complied with by them on or prior to the Closing Date.

                  (c) Officers' Certificate. Purchaser shall have delivered to the Seller a certificate addressed to Seller executed by Purchaser's President or Chief Executive Officer, dated the Closing Date, certifying that the conditions specified in Sections 6.2(a) and (b) above have been fulfilled.

                  (d) Board Approval. The Board of Directors of the Purchaser and AHI shall have approved this Agreement and the transactions contemplated hereby.

                  (e) Registered Shares. In the event the Purchaser elects to deliver AHI Shares in partial payment of the Purchase Price, the AHI Shares shall, except as otherwise provided in Section 2.1(d) herein, have been registered under the Securities Act, the Registration Statement with respect thereto shall have been declared effective, and no stop order with respect to the AHI Shares shall be in effect.

                  (f) Opinion of Counsel. In the event the Purchaser elects to deliver AHI Shares in partial payment of the Purchase Price, an opinion letter from counsel to the Purchaser and AHI with respect to the AHI Shares addressed to the Seller, in form and substance satisfactory to the Seller shall have been delivered to the Seller at the Closing.

                  (g) Reaffirmed License Agreement. Purchaser or its appropriate affiliate shall have reaffirmed the License Agreement dated August 10, 1993 between Seller (formerly known as Mark Sport, Inc.) and Defense Technology Corp of America.

                  (h) Fairness Opinion. Seller shall have received an opinion from an independent investment banking firm that the transactions contemplated hereby are fair, from a financial point of view, to the Shareholders of Seller; provided that this condition precedent shall be deemed automatically waived if such opinion is not received by Seller on or prior to April 14, 1998.

            ss.6.3 Best Efforts

                  Subject to the terms and conditions provided in this Agreement, each of the parties shall use their respective best efforts in good faith to take or cause to be taken as promptly as practicable all reasonable actions that are within its power to cause to be fulfilled those of the conditions precedent to its obligations or the obligations of the other parties to consummate the transactions contemplated by this Agreement that are dependent upon its actions, including obtaining all necessary consents, authorizations, orders, approvals and waivers. In furtherance of the foregoing, the Seller shall cooperate fully with Purchaser and the Purchaser and AHI shall cooperate fully with the Seller, in accordance with the terms hereof.

            ss.6.4 Termination

                  (a) This Agreement and the transactions contemplated hereby may be terminated (i) at any time by the mutual consent of the parties hereto;
(ii) by the Seller or the Purchaser, if the Closing has not occurred on or prior to June 30, 1998 (such date of termination being referred to herein as the "Termination Date"), provided the failure of the Closing to occur by such date is not the result of the failure of the party seeking to terminate this Agreement to perform or fulfill any of its obligations hereunder; (iii) by the Purchaser at any time at or prior to Closing in its sole discretion if (1) any of the representations or warranties of the Seller in this Agreement are not in all respects true, accurate and complete or if the Seller breaches in any material respect any covenant contained in this Agreement, provided that such misrepresentation or breach is not cured within ten (10) days or thirty (30) days if such breach can be cured within such period of time after written notice thereof, but in any event prior to the Termination Date or (2) any of the conditions precedent to AHI's or the Purchaser's obligations to conduct the Closing have not been satisfied by the date required thereof; (iv) by the Seller at any time at or prior to Closing in its sole discretion if (1) any of the representations or warranties of AHI or the Purchaser in this Agreement are not in all respects true, accurate and complete or if AHI or the Purchaser breaches in any material respect any covenant contained in this Agreement, provided that such misrepresentation or breach is not cured within ten (10) days or thirty
(30) days if such breach can be cured within such period of time after notice thereof, but in any event prior to the Termination Date or (2) any of the conditions precedent to the Seller's obligations to conduct the Closing have not been satisfied by the date required thereof. If this Agreement is terminated pursuant to this Section 6.4, written notice thereof shall promptly be given by the party electing such termination to the other party and, subject to the expiration of the cure periods provided in clauses (iii) and (iv) above, if any, this Agreement shall terminate without further actions by the parties and no party shall have any further obligations under this Agreement. Notwithstanding the preceding sentence, the respective obligations of the parties under Sections 7.3, 7.7, 8.9, 8.15 and 8.18 shall survive the termination of this Agreement. Notwithstanding anything to the contrary contained herein, if the termination of this Agreement is a result of the willful misrepresentation, willful inaccuracy or omission in a representation, willful breach of warranty, fraud or any willful failure to perform or comply with any covenant or agreement contained herein, the aggrieved party shall be entitled to recover from the non-performing party all out-of-pocket expenses which such aggrieved party has incurred and the termination of this Agreement shall not be deemed or construed as limiting or denying any other legal or equitable right or remedy of such party.

                                   ARTICLE VII

                                    Covenants
            ss.7.1 Seller's Interim Operation of the LE Division and the Purchased Assets

                  During the period from the date of this Agreement to the Closing Date, except with Purchaser's prior specific written consent or as expressly contemplated by this Agreement, the Seller shall operate the LE Division only in the ordinary and usual course and to preserve intact its business organization and good will in all respects. Additionally, during the period from the date of this Agreement to the Closing Date, the Seller shall not, with respect to the business or activities of the LE Division where applicable, do any of the following (unless otherwise expressly contemplated by this Agreement or permitted in writing by Purchaser):

            (i)   amend its Certificate of Incorporation or By-Laws;

            (ii) issue, sell or authorize for issuance or sale, shares of any class of its securities (including, but not limited to, by way of stock split or dividend) or any subscriptions, options, (except as contemplated by Schedule 3.9) warrants, rights or convertible securities, or enter into any agreements or commitments of any character obligating it to issue or sell any such securities;

            (iii) declare or pay any stock dividend or similar distribution with respect to its capital stock;

            (iv) voluntarily sell, transfer, surrender, abandon or dispose of any of its assets or property rights (tangible or intangible), other than in the ordinary course of business;

            (v) grant or make any mortgage or pledge or subject itself or any of its properties or assets to any lien, charge or encumbrance of any kind, except liens for taxes not currently due;

            (vi) create, incur or assume any liability or indebtedness in excess of $50,000.00, except for inventory purchases to fill open purchase orders in the ordinary course of business;

            (vii) accept any domestic order in excess of $7,500.00 or any international order;

           (viii) apply any of its assets to the direct or indirect payment, discharge, satisfaction or reduction of any amount payable directly or indirectly to or for the benefit of the Seller or any Affiliate of the Seller or any related party or to the prepayment of any such amounts, other than compensation benefits, and expenses payable in the ordinary course of business to the Seller;

            (ix) enter into any agreement which would be a material agreement, or amend or terminate any existing material agreement, which is outside the ordinary course of business. With respect to the foregoing, the Seller shall provide Purchaser with a complete list of any such material agreement not entered into in the ordinary course of business between the date hereof and the Closing Date;

            (x) alter the manner of keeping its books, accounts or records, or change in any manner the accounting practices therein reflected;

            (xi) enter into any commitment or transaction other than in the ordinary course of business including, but not limited to, the making of any loan to any Person;

            (xii) do any act, or omit to do any act, or permit to the extent within the Company's or the Seller's control, any act or omission to act which would cause a violation or breach of any of the representations, warranties or a material violation or breach of the covenants of the Seller set forth in this Agreement;

           (xiii) take any action which has a material adverse effect on the condition (financial or otherwise), results of operations, or business of the Seller;

            (xiv) alter in any manner any of the Seller's existing working capital facilities;

            (xv)  ship to any customer dated or obsolete inventory;

            (xvi) produce, purchase or manufacture any inventory, finished goods or work in process or purchase any fixed assets beyond what is necessary and needed to fill existing orders; or

           (xvii) agree, whether in writing or otherwise, to do any of the foregoing.

            ss.7.2 Access

                  The Seller shall afford the Purchaser and its agents and representatives, access throughout the period prior to the Closing Date to the properties, books, records and contracts of the Seller with respect to the LE Division and the Purchased Assets, for the purpose of permitting Purchaser to fully investigate and perform a due diligence review of the Seller, its businesses, assets and properties, and financial condition, provided that such access shall be granted during normal business hours in such a manner as to not unreasonably interfere with the Seller's normal business operations. During such period the Seller shall furnish promptly to the Purchaser copies of (i) all correspondence relating to the LE Division received or sent by or on behalf of the Seller from or to any governmental authority and (ii) all other information and documents concerning the business, assets, liabilities and properties of or relating to the LE Division as the Purchaser may reasonably request.

            ss.7.3 Confidentiality (through Closing Date)

                  Except as otherwise required in the performance of obligations under this Agreement and except as otherwise required by law, any non-public information received by a party or its advisors from the other party shall be kept confidential and shall not be used or disclosed for any purpose other than in furtherance of the transactions contemplated by this Agreement. The Purchaser shall not use (or permit to be used) any confidential information in any manner to compete against the Seller, whether with respect to corporate acquisitions, sales, financing, development, management, investment, or otherwise. The obligation of confidentiality shall not extend to information (a) which is or shall become generally available to the public other than as a result of an unauthorized disclosure by a party to this Agreement or a person to whom a party has provided such information, (b) which was available to a party to this Agreement on a nonconfidential basis prior to its disclosure by one party to the other pursuant to this Agreement or (c) which is disclosed by the Purchaser in any legal proceeding requiring any such disclosure. Upon termination of this Agreement, each party shall promptly return any confidential information received from the other party and, upon request, shall destroy any copies of such information in its possession. The covenants of the parties contained in this Section 7.3 shall survive any termination of this Agreement until the earlier of (i) three (3) years from the date hereof, or (ii) the date when such information becomes generally available to the public. Notwithstanding anything to the contrary contained herein, the foregoing shall in no way prevent or limit AHI or the Purchaser in conducting its existing and prospective businesses.

            ss.7.4 Notification

                  Each party to this Agreement shall promptly notify the other party in writing of the occurrence, or pending or threatened occurrence, of any event that would constitute a breach or violation of this Agreement by any party or that would cause any representation or warranty made by the notifying party in this Agreement to be false or misleading in any respect (including without limitation, any event or circumstance which would have been required to be disclosed on any schedule to this Agreement had such event or circumstance occurred or existed on or prior to the date of this Agreement). Any such notification shall not limit or alter any of the representations, warranties or covenants of the parties set forth in this Agreement nor any rights or remedies a party may have with respect to a breach of any representation, warranty or covenant.

            ss.7.5 Exclusivity

                  (a) The Seller agrees that unless this Agreement has been terminated in accordance with Section 6.4 hereof neither the Seller, its Board of Directors, Mark Capone, the Treasurer of the Seller, nor counsel for the Seller (collectively, "Agents") will, commencing on the date of this Agreement and continuing through the Termination Date (the "Exclusive Period"), directly or indirectly, (i) solicit, encourage or negotiate any proposal (whether solicited or unsolicited) for, or execute any agreement relating to, a sale of all or any part of the Seller or its assets or a sale of any equity or debt security of the Seller or any merger, consolidation, recapitalization or similar transaction involving the Seller with any other party (any of the foregoing is referred to as an "Acquisition Proposal"), or (ii) provide any information regarding the LE Division to any third party for the purpose of soliciting, encouraging or negotiating an Acquisition Proposal relating to or affecting the LE Division (it being understood that nothing contained in clauses (i) or (ii) above shall restrict the Seller or any of its Agents from providing information as required by legal process). The Seller agrees that neither it nor its Board of Directors will authorize any person other than Mark Capone, the Chief Financial Officer of the Seller, to enter into negotiations for or negotiate the sale of the Purchased Assets, or any portion thereof.

                  (b) Notwithstanding any contained in Section 7.5(a) to the contrary, the Board of Directors of the Seller may review and act upon an unsolicited good faith proposal ("Unsolicited Offer") from any other person relating to any transaction of the type set forth in this Agreement, and may participate in any negotiations regarding, furnish to any other person any information with respect to, and facilitate and encourage, any effort or attempt by any other person to do or seek any of the foregoing, if the Board of Directors of the Seller determines, based as to legal matters on the written advice of counsel, that failing to review or act would constitute a breach of their fiduciary duty.

                  (c) In the event that the Purchaser does not consummate the transactions contemplated by this Agreement as a result of (i) the Seller's breach of Section 7.5(a) hereof, or (ii) the Seller having received an Unsolicited Offer and the Board of Directors of the Seller, in the exercise of their fiduciary duties, shall have recommended an alternate transaction or taken any alternative action, as permitted by Section 7.5(b) hereof, the Seller shall pay to the Purchaser a break up fee in the amount of $250,000, together with all costs and expenses incurred by the Purchaser (including attorneys and other professional fees and expenses) in connection with the transactions contemplated hereby.

            ss.7.6 Intentionally omitted.

            ss.7.7 General Confidentiality

                  The Seller acknowledges that the Intangible Property and all other confidential or proprietary information with respect to the business and operations of the LE Division are valuable, special and unique assets of the Seller and are an integral part of the Purchased Assets. The Seller shall not, at any time after the Closing Date, disclose, directly or indirectly, to any Person, or use or purport to authorize any Person to use any confidential or proprietary information with respect to the LE Division, the Purchased Assets, AHI or the Purchaser without the prior written consent of the Purchaser or unless required by law, including without limitation, information as to the financial condition, results of operations, customers, suppliers, products, products under development, inventions, sources, leads or methods of obtaining new products or business, Intangible Property, pricing methods or formulas, cost of supplies, marketing strategies or any other information relating to the Purchased Assets, AHI or the Purchaser, which could reasonably be regarded as confidential. The Seller acknowledges that Purchaser would not enter into this Agreement without the assurance that all such confidential and proprietary information will be used for the exclusive benefit of AHI and the Purchaser.

            ss.7.8 Right of First Offer.

                  The Seller agrees not to offer, sell or accept an unsolicited offer (an "Offer") for the sale (the "Sale") of all or any portion of its rights in and to the Licensed Mark or the Patent, including, but not limited to, any trademark, tradename, copyright, service mark or other intellectual property right relating thereto (the "MACE Rights") for a purchase price of less than $5,000,000 in cash without first giving AHI and the Purchaser written notice of the Offer (the "Offer Notice") containing the purchase price and, to the extent known, other material terms and conditions of such proposed Sale (the "Terms"). Upon delivery of the Offer Notice to AHI and the Purchaser, the MACE Rights shall be deemed to have been offered for sale to AHI and the Purchaser subject to the Terms. AHI and the Purchaser shall then have the right, exercisable by giving written notice thereof to the Seller within ten (10) business days following delivery of the Offer Notice to give notice to the Seller of AHI's and/or the Purchaser's intent to purchase the MACE Rights, and AHI and the Purchaser shall thereafter have a period of thirty (30) business days following delivery of their notice to Seller within such ten (10) day period, to negotiate with the Seller to purchase the MACE Rights proposed to be sold subject to the Terms. If AHI or the Purchaser shall exercise its right of first offer with respect to the MACE Rights proposed to be sold, such purchase shall be closed within such thirty (30) business day period as hereinabove described. Failure by AHI or the Purchaser to respond to an Offer Notice within the time periods set forth above shall be deemed an election by AHI and the Purchaser not to exercise its right of first offer herein contained, in which case the Sale may be consummated with a third-party purchaser provided such Sale is (i) of all of the MACE Rights proposed to be sold at a purchase price or equivalent economic terms equal to or greater than that set forth in the Offer Notice and (ii) consummated within sixty (60) days after the delivery of the Offer Notice. The term "Sale" as used in this Section 7.8 shall be deemed to include any sale of assets or stock, merger, consolidation, tender offer or other business combination involving the Seller which would include the "MACE" name or any rights therein. Notwithstanding the foregoing, the Seller shall provide ten (10) days prior written notice to AHI and the Purchaser of any sale of the MACE Rights regardless of the purchase price therefor.

            ss.7.9 Collection of Closing Date Receivables

                  The Purchaser shall use its best efforts to collect the Closing Date Receivables on behalf of the Seller. Any Closing Date Receivables actually collected by the Purchaser shall be paid to the Seller by the Purchaser not later than the earlier to occur of (i) two business days following their receipt of an aggregate of $10,000.00 or more in such Receivables by the Purchaser, and (ii) the fifteenth (15th) day of the month with respect to Receivables received by the Purchaser during the prior month. The Purchaser shall have no obligation to resort to legal action or other third party collection methods with respect to the Closing Date Receivables. Any amounts received by the Purchaser from the account debtor of a receivable shall be applied as designated by the account debtor and, if not so designated, then to the oldest unpaid invoice, provided such invoice is not being disputed by the customer relating thereto, that is substantially similiar in outstanding amount to the amount of the funds received, or if there not be any invoice with an outstanding amount substantially similar to the funds so received, as the parties may agree. To the extent that any receivable of the Seller remains outstanding upon expiration of the seventy five (75) day period subsequent to the due date of such receivable, the Purchaser shall notify the Seller by the 77th day following the Closing Date and the Seller shall have full rights to collect any such receivables and the Purchaser shall reasonably cooperate with the Seller in connection therewith. After the expiration of such seventy seven
(77) day period, the Seller may implement any collection methods; provided, however, that the Seller shall not adversely affect any customer relationships of the Purchaser in connection with any uncollected receivable.

            ss.7.10 Continuing Obligations

                  The restrictions set forth in Sections 7.6 and 7.7 are considered by the parties to be reasonable for the purposes of protecting the value of the business and good will purchased by Purchaser. AHI, the Purchaser and the Seller acknowledge that AHI and the Purchaser would be irreparably harmed and that monetary damages would not provide an adequate remedy to AHI and the Purchaser in the event the covenants contained in Sections 7.6 and 7.7 were not complied with in accordance with their terms. Accordingly, the Seller agrees that any breach or threatened breach by any of them of any provision of Sections
7.6 or 7.7 shall entitle AHI and the Purchaser to injunctive and other equitable relief to secure the enforcement of these provisions, in addition to any other remedies (including damages) which may be available to AHI and the Purchaser. If the Seller breaches the covenant set forth in Section 7.6, the running of the five (5) year non-compete period described therein shall be tolled for so long as such breach continues. It is the desire and intent of the parties that the provisions of Sections 7.6 and 7.7 be enforced to the fullest extent permissible under the laws and public policies of each jurisdiction in which enforcement is sought. If any provisions of Sections 7.6 and 7.7 relating to the time period, scope of activities or geographic area of restrictions is declared by a court of competent jurisdiction to exceed the maximum permissible time period, scope of activities or geographic area, as the case may be, the time period, scope of activities or geographic area shall be reduced to the maximum which such court deems enforceable. If any provisions of Section 7.6 or 7.7 other than those described in the preceding sentence are adjudicated to be invalid or unenforceable, the invalid or unenforceable provisions shall be deemed amended (with respect only to the jurisdiction in which such adjudication is made) in such manner as to render them enforceable and to effectuate as nearly as possible the original intentions and agreement of the parties. In addition, if any party brings an action to enforce Sections 7.3, 7.6 or 7.7 hereof or to obtain damages for a breach thereof, the prevailing party in such action shall be entitled to recover from the non-prevailing party all attorney's fees and expenses incurred by the prevailing party in such action.

                                  ARTICLE VIII

                                  Miscellaneous

            ss.8.1 Notices

                  Any notice, demand, claim or other communication under this Agreement shall be in writing and shall be deemed to have been given upon the delivery, mailing or transmission thereof, as the case may be, if delivered personally or sent by certified mail, return receipt requested, postage prepaid, or sent by facsimile or prepaid overnight courier to the parties at the addresses set forth herein (or at such other addresses as shall be specified by the parties by like notice). A copy of any notices delivered to AHI or the Purchaser shall also be sent to Kane Kessler, P.C., 1350 Avenue of the Americas, New York, New York 10019, Attention: Robert L. Lawrence, Esq., Fax No. (212) 245-3009. A copy of any notices delivered to the Seller shall also be sent to Herzog Engstron & Koplovitz, 99 Pine Street, Albany, New York 12217, Attention:
Germaine Curtain, Esq.

            ss.8.2 Entire Agreement

                  This Agreement contains every obligation and understanding between the parties relating to the subject matter hereof and merges all prior discussions, negotiations and agreements, if any, between them, and none of the parties shall be bound by any conditions, definitions, understandings, warranties or representations made prior to the date hereof other than as expressly provided or referred to herein.

            ss.8.3 Binding Effect

                  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, heirs, personal representatives, legal representatives, and permitted assigns. AHI agrees that it shall be financially responsible to the Seller for all obligations of the Purchaser under this Agreement.

            ss.8.4 Knowledge of the Parties

                  Except as otherwise specifically set forth in Section 2.4 and
5.2 hereof, where any representation or warranty contained in this Agreement is expressly qualified by reference to the best knowledge or to the knowledge of any of the parties hereto, each of the parties hereto acknowledges and confirms that the persons responsible for negotiating this Agreement and the transactions contemplated hereby and management selected to complete or review schedules, and/or perform due diligence with respect thereto, including but not limited to, Ken Blakey has made due and diligent inquiry as to the matters that are the subject of such representations and warranties.

            ss.8.5 Assignment

                  This Agreement may not be assigned by any party without the written consent of the other party, provided, that Purchaser may assign this Agreement to a corporation of which the Purchaser maintains majority control.

            ss.8.6 Waiver and Amendment

                  Any representation, warranty, covenant, term or condition of this Agreement which may legally be waived, may be waived, or the time of performance thereof extended, at any time by the party hereto entitled to the benefit thereof, and any term, condition or covenant hereof (including, without limitation, the period during which any condition is to be satisfied or any obligation performed) may be amended by the parties thereto at any time. Any such waiver, extension or amendment shall be evidenced by an instrument in writing executed on behalf of the appropriate party by its President or any Vice President or other person, who has been authorized by its Board of Directors to execute waivers, extensions or amendments on its behalf. No waiver by any party hereto, whether express or implied, of its rights under any provision of this Agreement shall constitute a waiver of such party's rights under such provisions at any other time or a waiver of such party's rights under any other provision of this Agreement. No failure by any party thereof to take any action against any breach of this Agreement or default by another party shall constitute a waiver of the former party's right to enforce any provision of this Agreement or to take action against such breach or default or any subsequent breach or default by such other party.

            ss.8.7 No Third Party Beneficiary

                  Except for the provisions of Section 8.5, nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any Person other than the parties hereto and their respective heirs, personal representatives, legal representatives, successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

            ss.8.8 Severability

                  In the event that any one or more of the provisions contained in this Agreement shall be declared invalid, void or unenforceable, the remainder of the provisions of this Agreement shall remain in full force and effect, and such invalid, void or unenforceable provision shall be interpreted as closely as possible to the manner in which it was written.

            ss.8.9 Expenses

                  Each party agrees to pay, without right of reimbursement from the other party, the costs incurred by it incident to the performance of its obligations under this Agreement and the consummation of the transactions contemplated hereby, including, without limitation, costs incident to the preparation of this Agreement, and the fees and disbursements of counsel, accountants and consultants employed by such party in connection herewith.

            ss.8.10 Headings

                  The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of any provisions of this Agreement.

            ss.8.11 Counterparts

                  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

            ss.8.12 Time of the Essence

                  Wherever time is specified for the doing or performance of any act or the payment of any funds, time shall be considered of the essence.

            ss.8.13 Injunctive Relief

                  It is possible that remedies at law may be inadequate and, therefore, the parties hereto shall be entitled to equitable relief including, without limitation, injunctive relief, specific performance or other equitable remedies in addition to all other remedies provided hereunder or available to the parties hereto at law or in equity.

            ss.8.14 Remedies Cumulative

                  No remedy made available by any of the provisions of this Agreement is intended to be exclusive of any other remedy, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity.

            ss.8.15 Governing Law

                  This Agreement has been entered into and shall be construed and enforced in accordance with the laws of the State of New York without reference to the choice of law principles thereof. In any litigation in connection with or arising out or related to this Agreement, any of the documents referred to herein or transactions contemplated hereby, the Seller irrevocably consents to and confer personal jurisdiction on the courts of the State of New York or the United States located within the City of New York and expressly waive any objections as to venue in any such courts.

            ss.8.16 Participation of Parties

                  The parties hereto acknowledge that this Agreement and all matters contemplated herein, have been negotiated among all parties hereto and their respective legal counsel and that all such paries have participated in the drafting and preparation of this Agreement from the commencement of negotiations at all times through the execution hereof.

            ss.8.17 Further Assurances

                  The parties hereto shall deliver any and all other instruments or documents required to be delivered pursuant to, or take such other action required to be taken, or necessary or proper in order to give effect to, all of the terms and provisions of this Agreement including, without limitation, all necessary instruments of assignment and transfer and such other documents as may be necessary or desirable to transfer ownership of the Purchased Assets.

            ss.8.18 Publicity

                  The first public announcement by each of the parties hereto regarding this Agreement or the transactions contemplated hereby or thereby shall only be made with the prior consent, which shall not be unreasonably withheld, of the other party as to form, content, timing and manner of distribution. No other public announcement or other publicity regarding this Agreement or the transactions contemplated hereby or thereby shall be made without consulting with and the giving of notice to the other party as to form, content, timing and manner of distribution. Notwithstanding the foregoing, nothing in this Agreement shall preclude AHI or the Seller from making any public announcement or filing required by federal or state securities laws or stock exchange rules provided, that, the other party is afforded the opportunity to review and comment upon such announcement.

            8.19 Arbitration

                  Any dispute, controversy or claim to be settled by arbitration pursuant to Section 2.4 and 5.15 hereof shall be settled by arbitration in New York, New York, in accordance with the commercial rules of the American Arbitration Association, by an arbitration panel consisting of three members, and judgment upon any such arbitration award rendered by the arbitrators may be entered in any court of competent jurisdiction. Such arbitrators shall have knowledge and expertise in the subject matter of the arbitration proceeding. Each of the parties and the arbitrators shall use its best efforts to keep confidential the existence of any dispute and arbitration proceedings and all information relating thereto or submitted in connection therewith and, in the event of judicial proceedings for the enforcement of this paragraph or any award pursuant thereto, shall cooperate to seal the record of any such arbitration or judicial proceeding. Each party to any arbitration shall bear its own expenses in relation thereto, including but not limited to such party's attorneys' fees, if any; provided however that the expenses and fees of the arbitration not capable of being attributed to any one party shall be borne half by the Seller and half by the Purchaser.

               *         *         *         *         *

            IN WITNESS WHEREOF, the parties hereto have each executed and delivered this Agreement as of the day and year first above written.



                                       ARMOR HOLDINGS, INC.




                                       By: /s/ Robert Schiller
                                           --------------------------------
                                       Name:  Robert Schiller
                                       Title: Vice President
                                              Corporate Development



                                       FEDERAL LABORATORIES, INC.


                                       By: /s/ Robert Schiller
                                           --------------------------------
                                       Name:  Robert Schiller
                                       Title: Vice President


                                       MACE SECURITY INTERNATIONAL, INC.


                                       By: /s/ Mark A. Capone
                                           --------------------------------
                                       Name:  Mark A. Capone
                                       Title: Treasurer and CFO